CENTURY II HERITAGE SURVIVORSHIP VARIABLE UNIVERSAL LIFE PROSPECTUS
FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
KANSAS CITY LIFE INSURANCE COMPANY
Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670
This Prospectus describes a flexible premium survivorship variable universal life insurance contract ("Contract") offered by Kansas City Life Insurance Company ("Kansas City Life").  We have provided a definitions section at the end of this Prospectus for your reference as you read.
The Contract is designed to provide insurance protection upon the death of the second of the two Insureds named in the Contract.  The Contract also provides you the opportunity to allocate net Premiums and Contract Value to one or more Subaccounts of the Kansas City Life Variable Life Separate Account ("Variable Account") or to the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund ("Fund") as follows:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares
Invesco V.I. Core Equity Fund – Series I Shares
Invesco V.I. Technology Fund – Series I Shares
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I
VP Income & Growth Fund – Class I
VP International Fund – Class I
VP Mid Cap Value Fund – Class I
VP Ultra® Fund – Class I
VP Value Fund – Class I
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares
Capital Income Builder® – Class 2 Shares
Global Bond Fund – Class 2 Shares
Global Growth Fund – Class 2 Shares
Growth-Income Fund – Class 2 Shares
New World Fund® – Class 2 Shares
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares
Managed Risk Growth Fund – Class P2 Shares
Managed Risk Growth-Income Fund – Class P2 Shares
Managed Risk International Fund – Class P2 Shares
Calamos® Advisors Trust
Calamos Growth and Income Portfolio
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares
Opportunistic Small Cap Portfolio – Initial Shares
Dreyfus Stock Index Fund, Inc. – Initial Shares
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Shares
Federated Insurance Series
Federated Managed Tail Risk Fund II – P
Federated High Income Bond Fund II – P
Federated Government Money Fund II – S
Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio – Service Class 2
VIP Freedom Income Portfolio – Service Class 2
VIP Freedom 2010 Portfolio – Service Class 2
VIP Freedom 2015 Portfolio – Service Class 2

VIP Freedom 2020 Portfolio – Service Class 2
VIP Freedom 2025 Portfolio – Service Class 2
VIP Freedom 2030 Portfolio – Service Class 2
VIP Freedom 2035 Portfolio – Service Class 2
VIP Freedom 2040 Portfolio – Service Class 2
VIP Freedom 2045 Portfolio – Service Class 2
VIP Freedom 2050 Portfolio – Service Class 2
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2
Franklin Small-Mid Cap Growth VIP Fund – Class 2
Templeton Developing Markets VIP Fund – Class 2
Templeton Foreign VIP Fund – Class 2
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares
MFS® Research Series – Initial Class Shares
MFS® Total Return Bond Series – Initial Class Shares
MFS® Total Return Series – Initial Class Shares
MFS® Utilities Series – Initial Class Shares
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares

The accompanying prospectuses for the Funds describe these portfolios.  The value of amounts allocated to the Variable Account will vary according to the investment performance of the Portfolios of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  Another choice available for allocation of net Premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life's general account.  It pays interest at declared rates guaranteed to equal or exceed 4%.
The Contract also offers you the flexibility to vary the amount and timing of Premiums and to change the amount of death benefit payable.  This flexibility allows you to provide for your changing insurance needs under a single insurance contract.
You can select from three Coverage Options available under the Contract:
•	Option A: a level death benefit;
•	Option B: a death benefit that fluctuates with the value of the Contract; and
•	Option L: provides a death benefit pattern that can be level for several years and then can increase at a particular time that you choose.
We also offer a Guaranteed Minimum Death Benefit Option, which guarantees payment of the Specified Amount (less the Loan Balance and past due charges) upon the death of the last surviving Insured provided that you meet the Guaranteed Minimum Death Benefit Option Premium requirements.
The Contract provides for a value that you can receive by surrendering the Contract.  There is no guaranteed minimum value and there may be no cash surrender value on early surrenders.  If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value.  It may not be advantageous to replace existing insurance.  Within certain limits, you may return the Contract or exercise a no-fee transfer right.
This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep these for future reference.
The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks including the loss of Premium Payments (principal).
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.
The date of this Prospectus is May 1, 2018.

PROSPECTUS CONTENTS
SUMMARY OF THE CONTRACT	1
CONTRACT BENEFITS	1
CONTRACT RISKS	3
PORTFOLIO RISKS	4
FEE TABLE	5
RANGE OF PORTFOLIO OPERATING EXPENSES	8
ANNUAL PORTFOLIO OPERATING EXPENSES	8
GENERAL INFORMATION ABOUT KANSAS CITY LIFE	15
KANSAS CITY LIFE INSURANCE COMPANY	15
FIXED ACCOUNT	16
THE VARIABLE ACCOUNT AND THE FUNDS	16
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT	16
THE FUNDS	16
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS	22
VOTING RIGHTS	22
CHARGES AND DEDUCTIONS	23
PREMIUM EXPENSE CHARGES	23
MONTHLY DEDUCTION	23
DAILY MORTALITY AND EXPENSE RISK CHARGE	25
TRANSFER PROCESSING FEE	25
SURRENDER CHARGE	25
PARTIAL SURRENDER FEE	26
NET LOAN INTEREST CHARGE	26
FUND EXPENSES	26
OTHER TAX CHARGE	26
THE CONTRACT	26
PURCHASING A CONTRACT	26
WHO SHOULD PURCHASE A CONTRACT	26
APPLYING FOR A CONTRACT	27
OWNERSHIP	27
CHANGE OF OWNERSHIP	27
DETERMINATION OF CONTRACT DATE	27
REPLACEMENT OF EXISTING INSURANCE	28
FREE LOOK RIGHT TO CANCEL CONTRACT	28
ALLOCATION AND TRANSFERS	28
PREMIUM ALLOCATIONS AND CREDITING	28
TRANSFER PRIVILEGE	29
DOLLAR COST AVERAGING PLAN	31
PORTFOLIO REBALANCING PLAN	31
CHANGES IN THE CONTRACT OR BENEFITS	32
SUPPLEMENTAL AND/OR RIDER BENEFITS	32
PREMIUMS	33
PREMIUMS	33
PREMIUMS TO PREVENT LAPSE	34
HOW YOUR CONTRACT VALUES VARY	35
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT	35
DETERMINING THE CONTRACT VALUE	36
CASH SURRENDER VALUE	37
COMPANY HOLIDAYS	37

DEATH BENEFIT	37
AMOUNT OF DEATH PROCEEDS	37
TOTAL SUM INSURED, SPECIFIED AMOUNT, ADDITIONAL INSURANCE AMOUNT	37
COVERAGE OPTIONS	38
CORRIDOR DEATH BENEFIT	38
GUARANTEED MINIMUM DEATH BENEFIT OPTION	38
EFFECT OF COMBINATIONS OF SPECIFIED AMOUNT AND ADDITIONAL INSURANCE AMOUNT	39
SIMULTANEOUS DEATH OF BENEFICIARY AND THE LAST SURVIVING INSURED	40
CHANGES IN DEATH BENEFIT	40
EFFECT OF INVESTMENT PERFORMANCE ON DEATH BENEFIT	40
CHANGES IN COVERAGE OPTION	40
INCREASES IN THE ADDITIONAL INSURANCE AMOUNT	40
DECREASES IN TOTAL SUM INSURED	41
SELECTING AND CHANGING THE BENEFICIARY	41
CASH BENEFITS	42
CONTRACT LOANS	42
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE	43
PARTIAL SURRENDERS	43
PAYMENT OPTIONS	43
PAYMENT OF PROCEEDS	44
UNCLAIMED PROPERTY LAWS	45
REINSTATEMENT OF CONTRACT	45
TAX CONSIDERATIONS	45
INTRODUCTION	45
TAX STATUS OF THE CONTRACT	46
TAX TREATMENT OF CONTRACT BENEFITS	46
OUR INCOME TAXES	49
POSSIBLE TAX LAW CHANGES	49
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE	49
SALE OF THE CONTRACTS	49
TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS	50
LITIGATION	51
BUSINESS DISRUPTION AND CYBER SECURITY RISKS	51
CHANGE OF ADDRESS NOTIFICATION	51
FINANCIAL STATEMENTS	51
DEFINITIONS	53
APPENDIX A	56
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	57

SUMMARY OF THE CONTRACT
The Contract is a flexible premium survivorship variable universal life insurance contract.  As long as it remains in force it provides lifetime insurance protection on the death of the second of the two Insureds.  You pay Premiums for insurance coverage.  The Contract also provides for accumulation of net Premiums and a Cash Surrender Value if the Contract terminates.  The Cash Surrender Value, if any, during the early years of the Contract is likely to be much lower than the net Premiums paid.
The death benefit may and the Contract Value will increase or decrease to reflect the investment performance of the Subaccounts to which you allocate net Premiums.  There is no guaranteed minimum value.  You could lose some or all of your money.  However, there is a Guaranteed Minimum Death Benefit Option.  Under this option we guarantee that we will pay the Specified Amount (less any Loan Balance and past due charges) upon the death of the last surviving Insured (regardless of the Contract's investment performance) as long as you have met the Guaranteed Minimum Death Benefit Option Premium requirement.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  If this option is not in effect and the value is not enough to pay charges due, then the Contract will terminate without value after a Grace Period.  (See "PREMIUMS TO PREVENT LAPSE")  We do guarantee to keep the Contract in force during the first three years of the Contract as long as you meet certain Premium requirements.  (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")  If a Contract lapses while loans are outstanding, adverse tax consequences may result.  (See "TAX CONSIDERATIONS")  The Contract also permits loans and partial surrenders, within limits.
This summary describes the Contract's important benefits and risks.  The sections in the Prospectus following this summary discuss the Contract's benefits and other provisions in more detail.  The "Definitions" section at the end of the Prospectus defines certain words and phrases used in this Prospectus.
The Contract is not available in all states.  This Prospectus does not offer the Contracts in any jurisdiction where they cannot be lawfully sold.  You should rely only on the information contained in this Prospectus or that we have referred you to.  We have not authorized anyone to provide you with information that is different.
We may offer other variable life insurance contracts that have different death benefits, contract features and optional programs.  These contracts would also have different charges that would affect your Subaccount performance and Contract Value.  To obtain more information about these other contracts, contact your registered representative.
NOTE:  Because this is a summary, it does not contain all the information that may be important to you.  You should read this entire Prospectus and the Funds' prospectuses carefully before investing.
CONTRACT BENEFITS
Death Benefits.  We pay a death benefit to the Beneficiary if the Insured dies while the Contract is in force and prior to the Contract's Maturity Date.  We pay the death benefit when we receive satisfactory proof at our Home Office of the Insured's death.
•	Death benefits are available as lump sum or under a variety of payment options.
•
The minimum initial Total Sum Insured is $200,000, which may be made up of a combination of Specified Amount and Additional Insurance Amount.  The Specified Amount must be at least $100,000.  We may allow these minimum limits to be reduced.  (See "APPLYING FOR A CONTRACT")

•	There are three Coverage Options available:
•	Option A–at least equal to the Total Sum Insured on the date of the death of the last surviving Insured;
•	Option B–at least equal to the Total Sum Insured on the date of the death of the last surviving Insured plus Contract Value on the date of such death; and
•
Option L–at least equal to the sum of the Total Sum Insured on the date of the death of the last surviving Insured and an amount equal to the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L death benefit percentage less the Total Sum Insured on that Contract Anniversary.  (See "COVERAGE OPTIONS")

Guaranteed Minimum Death Benefit Option available at issue (restrictions may apply).  If elected, the Guaranteed Minimum Death Benefit Premium requirement must be met to keep the option in effect.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")

1

•
There is flexibility to change the Coverage Option and Specified Amount.  (See "CHANGES IN COVERAGE OPTION" for rules and limits)  Changing the Coverage Option or Specified Amount may have tax consequences.

•	We deduct any Loan Balance from the amount payable.
Cash Benefits
•
Contract Loans.  You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary.  A 6% annual effective interest rate applies.  Currently, a preferred loan is available in the 11th Contract Year.  Loans reduce the amount available for allocations and transfers.  Loans may have tax consequences. (See "TAX CONSIDERATIONS")

•	Full Surrender. You may surrender your Contract at any time for its Cash Surrender Value. Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS")
•
Partial Surrender.  Partial surrenders generally are available provided you have enough remaining Cash Surrender Value.  A partial surrender fee applies.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")

•
Transfers.  You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions.  There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  We will deduct any transfer processing fee from the remaining Contract Value.

Tax Benefits.  While guidance is limited for Survivorship Life Contracts, we intend for the Contract to satisfy the definition of life insurance under the Internal Revenue Code.  Assuming the Contract satisfies the definition, the death benefit generally should be excludable from the gross income of its recipient.  Similarly, you should not be deemed to be in constructive receipt of the Contract Value, and therefore should not be taxed on increases in the Contract Value, until you take out a loan or partial surrender, surrender the Contract, or we pay the maturity benefit.  In addition, transfers of Contract Value among the Subaccounts and/or the Fixed Account are not taxable transactions.  (See "TAX CONSIDERATIONS")
Free Look Right to Cancel.  For a limited time, you have the right to cancel your Contract and receive a refund.  (See "FREE LOOK RIGHT TO CANCEL CONTRACT")  During this "free-look" period, we will allocate Premiums to the Federated Government Money Fund II Subaccount for 30 days.  (See "PREMIUM ALLOCATIONS AND CREDITING")  For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.
Guaranteed Payment Period and Guaranteed Monthly Premium.  We guarantee to keep the Contract in force during the first three years of the Contract and during the three years following the effective date of an increase in the Specified Amount as long as you meet a Premium requirement.  (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")  If the value is not enough to pay charges due, the Contract will terminate without value after a Grace Period.  (See "PREMIUMS TO PREVENT LAPSE")
Supplemental Benefits.  The following supplemental and/or rider benefits are available and may be added to your Contract.  We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  Each is subject to its own requirements as to eligibility and additional cost.
•	Contract Split Option Rider
•	Joint First to Die Term Life Insurance Rider
•	Joint Survivorship Four-Year Term Life Insurance Rider
All of these riders may not be available in all states.  Additional rules and limits apply to these supplemental and/or rider benefits.  Please ask your registered representative for further information or contact the Home Office.
Illustrations.  We may prepare for use in marketing and other materials tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time.  Such tables illustrate how Contract Values, Cash Surrender Values and death benefits under a Contract covering an Insured of a given Age would vary over time if Planned Premiums were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate(s).

2

Actual returns will fluctuate over time and will be both positive and negative.  The actual values under the Contract could be significantly different from those shown even if actual returns averaged the rates used in the illustrations, but fluctuated over and under those averages throughout the years shown.  Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Contract unless the Owner pays more than the stated Premium.
Such illustrations show Contract Values based on both current charges and guaranteed charges.
CONTRACT RISKS
Investment Risk.  If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease.  In addition, we deduct Contract fees and charges from your Contract Value.  There is no minimum guaranteed Contract Value.  The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract.  During times of poor investment performance, these deductions will have an even greater impact on you Contract Value.  You could lose everything you invest.  If you allocate net Premiums to the Fixed Account, then we credit your Fixed Account Value with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.
Risk of Lapse.  If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will terminate without value after a Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The Grace Period is 61 days and starts when we send the notice.  Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent termination will also vary.  A lapse could result in adverse tax consequences.
Tax Risks.  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied to Contracts insuring the lives of two or more individuals is limited.  Nevertheless, we believe it is reasonable to conclude that the Contract should satisfy the applicable requirements.  There is necessarily some uncertainty, however, particularly if you pay the full amount of Premiums permitted under the Contract.
Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws.  If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income.  Moreover, loans will generally not be treated as distributions although the tax treatment of preferred loans is unclear.  Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax.  (See "TAX CONSIDERATIONS")
You should consult a qualified tax adviser for assistance in all Contract-related tax matters.
Risk of Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels.  We may increase these current charges in the future up to the guaranteed maximum levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums to keep the Contract in force.
Surrender and Partial Surrender Risks.  During the first ten Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses.  Under some circumstances, the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.
You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time.  You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future.  We designed the Contract to meet long-term financial goals.  The Contract is not suitable as a short-term investment.  A surrender or partial surrender may have tax consequences.  (See "TAX CONSIDERATIONS")
Loan Risks.  A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.

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Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if the Fixed Account interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account interest rate is higher than the investment return of the applicable Subaccounts).
A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.
If the death benefit becomes payable while a Contract loan is outstanding, the Loan Balance will be deducted in calculating the Death Proceeds.
A loan may have tax consequences.  In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.
Risk of Frequent Transfers.  We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.
PORTFOLIO RISKS
A comprehensive discussion of the risks of each Fund Portfolio may be found in each Portfolio's prospectus.  Please refer to the Portfolios' prospectuses for more information.
There is no assurance that any Portfolio will achieve its stated investment objective.

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FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes transaction fees that you will pay at the time that you pay Premiums, make partial surrenders, transfer Contract account value among the Subaccounts and the Fixed Account, completely surrender the Contract, or the Contract lapses.  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract and the fees and charges of a representative Contract with an Insured having the characteristics described for that charge.  These minimum, maximum and representative charges may assist you in understanding the range of possible charges, as well as the charge an Owner may typically pay, but these charges may not be representative of the amount you will actually pay under the Contract.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Premium Expense Charges
Premium Tax Charge	Upon receipt of each Premium payment	2.25% of each Premium Payment	2.25% of each Premium Payment
Sale Charge	Upon receipt of each Premium payment	6.00% of each Premium Payment	6.00% of each Premium Payment
Surrender Charge[2]
Minimum and Maximum Charge	Upon complete surrender or lapse during the first 10 Contract Years	$0.00- $50.00 per thousand of the Specified Amount at issue	$0.00- $50.00 per thousand of the Specified Amount at issue
Charge for a 45 year-old male Preferred Non-Tobacco and a 45 year-old female Preferred Non-Tobacco with a $625,000 Specified Amount during the first Contract Year	Upon complete surrender or lapse during the first 10 Contract Years	$7.84 per $1,000 of the Specified Amount at issue	$7.84 per $1,000 of the Specified Amount at issue
Partial Surrender Fee	Upon each partial surrender	The lesser of 2% of the amount surrendered or $25	The lesser of 2% of the amount surrendered or $25
Transfer Processing Fee	Upon each transfer over 6 in a Contract Year	$25 per transfer	$25 per transfer

1 For each type of charge, the guaranteed charge and the current charge are shown. The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.
2 The surrender charge is based on the Specified Amount when the Contract is issued and varies depending on the Insured's Age and sex. The surrender charge as shown in the table may not be typical of the charges you will pay.  Information about the surrender charge you could pay is available from your registered representative.  In Appendix A, we list the surrender charge percentages of the initial surrender charge factor.

5

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract depending on whether the Insured had the most favorable or least favorable characteristics, respectively.  The table also lists the fees and charges of a typical Contract with a Specified Amount and with an Insured having the characteristics described for that charge.  These charges may not be typical of the charges you will pay.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Cost of Insurance[3]
Minimum and Maximum Charge	On the Allocation Date and each Monthly Anniversary Day	$0.00 - $1,000 per $1,000 of net amount at risk[4] annually	$0.00 - $358.81 per $1,000 of net amount at risk[4] annually
Charge for a 45 year-old male Preferred Non-Tobacco and a 45 year-old female Preferred Non-Tobacco with a $625,000 Specified Amount during the first Contract Year	On the Allocation Date and each Monthly Anniversary Day	$0.01 per $1,000 of net amount at risk[4] annually	$0.01 per $1,000 of net amount at risk[4] annually
Monthly Expense Charge[5]
Monthly Charge	On the Allocation Date and on each Monthly Anniversary Day	$7.50	$7.50
Monthly Per Thousand of Specified Amount	On the Allocation Date and on each Monthly Anniversary Day for the first 10 Contract Years	$0.35 per $1,000 of the Specified Amount	See table below[6]
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.625% of the average daily net assets of each Subaccount you are invested in
Net Loan Interest Charge[7]	At the end of each Contract Year	2%	2%

3 Cost of insurance charges vary based on the Insured's Age, sex, number of completed Contract Years, Total Sum Insured, risk class, and other factors.  The charge generally increases as the Insureds Age.  The cost of insurance charges shown in the table may not be typical of the charges you will pay. We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract.  More detailed information concerning your cost of insurance charges is available on request from our Home Office.
4 The net amount at risk on a Monthly Anniversary is the difference between the death benefit and the Contract Value.
5 The Monthly Expense Charge is the sum of the Monthly Charge and the Monthly Per Thousand of the Specified Amount Charge.
6 The Monthly Per Thousand of Specified Amount Charge is based on the issue age of the youngest Insured and is only assessed in Contract Years 1-10.

Contract Years 1-10
Youngest Insured Issue Age	Monthly Per Thousand of Specified Amount
20-29	$0.07
30-39	$0.09
40-49	$0.14
50-59	$0.18
60-69	$0.28
70+	$0.35

7 The maximum guaranteed net cost of loans is 2% annually.  The net cost of a loan is the difference between the rate of interest charged on any Loan Balance (6%) and the amount credited to the Loan Account (4%). Preferred loans are available beginning in the eleventh Contract Year.  We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 6%.  Therefore, the net cost of a preferred loan is 0% per year.

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Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Optional Rider Charges[8]
Guaranteed Minimum Death Benefit Option	During the first 10 Contract Years	No Charge	No Charge
	On each Monthly Anniversary Day after the first 10 Contract Years	$0.03 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Contract Split Option Rider	On rider's effective date and on each Monthly Anniversary Day	$0.03 per $1,000 of rider coverage amount	$0.03 per $1,000 of rider coverage amount
Joint First to Die Term Life Insurance Rider
Minimum and Maximum Charge	On rider's effective date and on each Monthly Anniversary Day	$0.06 - $83.33 per $1,000 of rider coverage amount	$0.04 - $56.07 per $1,000 of rider coverage amount
Charge for a 45 year-old male Preferred Non-Tobacco and a 45 year-old female Preferred Non-Tobacco with a $625,000 Specified Amount during the first Contract Year	On rider's effective date and on each Monthly Anniversary Day	$0.29 per $1,000 of rider coverage amount for a male, $0.26 per $1,000 of rider coverage amount for a female	$0.15 per $1,000 of rider coverage amount for a male, $0.11 per $1,000 of rider coverage amount for a female
Joint Survivorship Four-Year Term Life Insurance Rider
Minimum and Maximum Charge	On rider's effective date and on each Monthly Anniversary Day	$0.00 - $1,000 per $1,000 of rider coverage amount annually	$0.00 - $589.59 per $1,000 of rider coverage amount annually
Charge for a 45 year-old male Preferred Non-Tobacco and a 45 year-old female Preferred Non-Tobacco with a $625,000 Specified Amount during the first Contract Year	On rider's effective date and on each Monthly Anniversary Day	$0.10 per $1,000 of rider coverage amount annually	$0.08 per $1,000 of rider coverage amount annually

8 Charges for most of the riders vary based on individual characteristics such as the Insureds' issue or actual Age, sex, and risk class, and may vary based on Contract year and base Total Sum Insured or net amount at risk.  Charges based on actual Age may increase as the Insureds' age.  The rider charges shown in the table may not be typical of the charges you will pay.  Your Contract's specifications page will indicate the rider charges applicable to your Contract, and more detailed information concerning these rider charges is available on request from our Home Office.

For information concerning compensation paid in connection with the sale of the Contracts, see "SALE OF THE CONTRACTS."

7

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2017.  Expenses of the Portfolios may be higher or lower in the future.  More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.

RANGE OF PORTFOLIO OPERATING EXPENSES9
	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.27%	1.74%[10]

9 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2017.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.
10 The table showing the range of expenses of the Portfolios takes into account the expenses of several fund asset allocation portfolios that are "fund of funds."  A "fund of funds" portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios (each such portfolio an "acquired fund.")  Each "fund of funds" has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Kansas City Life took into account the information received from the Fund on the combined actual expenses for each of the "fund of funds" and the portfolios in which it invests.  See the Fund prospectuses for more information.

The following tables show the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2017.
ANNUAL PORTFOLIO OPERATING EXPENSES11
(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

11 These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value.  The investment adviser of each Fund or the Fund provided the information, and Kansas City Life has not independently verified it.  The expenses shown are those incurred for the year ended December 31, 2017.  Current or future expenses may be greater or less than those shown.  See the Portfolios' prospectuses for more complete information.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	0.67%	NA	0.22%	NA	0.89%	NA	NA
Invesco V.I. Core Equity Fund – Series I Shares	0.61%	NA	0.19%	0.02%	0.82%	0.01%[12]	0.81%
Invesco V.I. Technology Fund – Series I Shares	0.75%	NA	0.31%	NA	1.06%	NA	NA

12 Invesco Advisers, Inc. ("Invesco or the "Adviser") has contractually agreed to waive a portion of the Fund's management fee in an amount equal to the net management fee that Invesco earns on the Fund's investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses.  Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019.  During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.

8

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I	1.00%	NA	0.01%	NA	1.01%	0.04%[13]	0.97%
VP Income & Growth Fund – Class I	0.70%	NA	0.01%	NA	0.71%	NA	NA
VP International Fund – Class I	1.34%	NA	0.01%	NA	1.35%	0.33%[13]	1.02%
VP Mid Cap Value Fund – Class I	1.00%	NA	0.01%	NA	1.01%	0.16%[13]	0.85%
VP Ultra® Fund – Class I	1.00%	NA	0.00%	NA	1.00%	0.17%[13]	0.83%
VP Value Fund – Class I	0.96%	NA	0.01%	NA	0.97%	0.19%[13]	0.78%
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II	0.46%	0.25%	0.01%	NA	0.72%	NA	NA

13 On August 1, 2017, the advisor agreed to waive percentage points indicated of the funds' management fees, and prospectuses were supplemented. At that time, the advisor expected these waivers to continue until July 31, 2018. In January 2018, the advisor agreed to extend the waivers until April 30, 2019 and cannot terminate them prior to such date without the approval of the Board of Directors. The May 1, 2018 prospectuses will reference the new date.

9

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares	0.27%	0.25%	0.02%	NA	0.54%	NA	NA
Capital Income Builder® – Class 2 Shares	0.50%	0.25%	0.04%	NA	0.79%	NA	NA
Global Bond Fund – Class 2 Shares	0.53%	0.25%	0.03%	NA	0.81%	NA	NA
Global Growth Fund – Class 2 Shares	0.52%	0.25%	0.03%	NA	0.80%	NA	NA
Growth-Income Fund – Class 2 Shares	0.26%	0.25%	0.02%	NA	0.53%	NA	NA
New World Fund® – Class 2 Shares	0.70%	0.25%	0.06%	NA	1.01%	NA	NA
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares	0.15%	0.25%	0.00%	0.28%	0.68%	0.05%[14]	0.63%
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares	0.15%	0.25%	0.28%	0.39%	1.07%	0.05%[14]	1.02%
Managed Risk Growth Fund – Class P2 Shares	0.15%	0.25%	0.29%	0.34%	1.03%	0.06%[14]	0.97%
Managed Risk Growth-Income Fund – Class P2 Shares	0.15%	0.25%	0.30%	0.29%	0.99%	0.07%[14]	0.92%
Managed Risk International Fund – Class P2 Shares – Class P2 Shares	0.15%	0.25%	0.31%	0.49%	1.20%	0.08%[14]	1.12%

14 The investment adviser is currently reimbursing a portion of other expenses for each share class.  This reimbursement will be in effect through at least May 1, 2019.  The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	0.75%	NA	0.73%	0.01%[15]	1.49%	NA	NA

15 "Acquired Fund Fees and Expenses" include certain expenses incurred in connection with the Portfolio's investment in various money market funds.

10

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	0.82%	0.25%	0.08%[16]	NA	1.15%	0.12%[17]	1.03%
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	0.92%[18]	0.25%	0.18%	NA	1.35%	0.08%[19]	1.27%
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)	0.87%	0.25%	0.18%[16]	NA	1.30%	NA	NA

16 Other expenses have been restated to reflect current fees paid by the Fund.
17 Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2019, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.78% for Class 1, 1.03% for Class 2 and 0.905% for Class 3.
18 Management fees have been restated to reflect current management fee rates.
19 Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2019, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.02% for Class 1 and 1.27% for Class 2.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	0.75%	NA	0.06%	NA	0.81%	NA	NA
Opportunistic Small Cap Portfolio – Initial Shares	0.75%	NA	0.10%	NA	0.85%	NA	NA
Dreyfus Stock Index Fund, Inc. – Initial Shares	0.25%	NA	0.02%	NA	0.27%	NA	NA
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Shares	0.60%	NA	0.15%	NA	0.75%	0.05%	0.70%[20]

20 The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until May 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of neither class (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70%. On or after May 1, 2019, The Dreyfus Corporation may terminate this expense limitation at any time.

11

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Federated Insurance Series
Federated Managed Tail Risk Fund II – P	0.75%	0.00%[21]	0.22%[22]	0.77%	1.74%	0.69%[23]	1.05%
Federated High Income Bond Fund II – P	0.60%	NA	0.18%[24]	NA	0.78%	NA	NA
Federated Government Money Fund II – S	0.20%	NA	0.50%[25]	NA	0.70%	0.07%[26]	0.63%

21 The Fund has adopted a Distribution (12b-1) Plan for its P class pursuant to which the P class of the Fund may incur or charge a Distribution (12b-1) Fee of up to a maximum amount of 0.25%. No such fee is currently incurred or charged by the P class of the Fund. The P class of the Fund will not incur or charge such a Distribution (12b-1) Fee until such time as approved by the Fund's Board of Trustees (the "Trustees").
22 The Fund may incur or charge administrative service fees on its P class up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the P class of the Fund. The P class of the Fund will not incur or charge such fees until such time as approved by the Trustees.
23 The Co-Advisers and certain of their affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective May 1, 2018, total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund's P class (after the voluntary waivers and/or reimbursements) will not exceed 0.28% (the "Fee Limit") up to but not including the later of (the "Termination Date"): (a) May 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Co-Advisers and their affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
24 The Fund may incur or charge administrative service fees on its P class up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the P class of the Fund. The P class of the Fund will not incur or charge such fees until such time as approved by the Board of Trustees.
25 The Fund may incur or charge administrative service fees on its S class of up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the S class of the Fund. The S class of the Fund will not incur or charge such fees until such time as approved by the Fund's Board of Trustees (the "Trustees").
26 The Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, line of credit expenses, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund's S class (after the voluntary waivers and/or reimbursements) will not exceed 0.63% (the "Fee Limit") up to but not including the later of (the "Termination Date"): (a) May 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

12

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio – Service Class 2	0.54%	0.25%	0.08%	NA	0.87%	NA	NA
VIP Freedom Income Portfolio – Service Class 2	NA	0.25%	0.00%	0.45%	0.70%[27]	NA	NA
VIP Freedom 2010 Portfolio – Service Class 2	NA	0.25%	0.00%	0.52%	0.77%[27]	NA	NA
VIP Freedom 2015 Portfolio – Service Class 2	NA	0.25%	0.00%	0.56%	0.81%[27]	NA	NA
VIP Freedom 2020 Portfolio – Service Class 2	NA	0.25%	0.00%	0.58%	0.83%[27]	NA	NA
VIP Freedom 2025 Portfolio – Service Class 2	NA	0.25%	0.00%	0.60%	0.85%[27]	NA	NA
VIP Freedom 2030 Portfolio – Service Class 2	NA	0.25%	0.00%	0.65%	0.90%[27]	NA	NA
VIP Freedom 2035 Portfolio – Service Class 2	NA	0.25%	0.00%	0.68%	0.93%[27]	NA	NA
VIP Freedom 2040 Portfolio – Service Class 2	NA	0.25%	0.00%	0.68%	0.93%[27]	NA	NA
VIP Freedom 2045 Portfolio – Service Class 2	NA	0.25%	0.00%	0.68%	0.93%[27]	NA	NA
VIP Freedom 2050 Portfolio – Service Class 2	NA	0.25%	0.00%	0.68%	0.93%[27]	NA	NA

27 Differs from the ratios of expenses to average net assets in the Financial Highlights section of the Fund Prospectus because of acquired fund fees and expenses.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2	1.05%	0.25%	0.09%	NA	1.39%	NA	NA
Franklin Small-Mid Cap Growth VIP Fund – Class 2[28]	0.80%	0.25%	0.05%	0.01%	1.11%	0.01%	1.10%
Templeton Developing Markets VIP Fund – Class 2[29]	1.05%	0.25%	0.12%	NA	1.42%	0.01%	1.41%
Templeton Foreign VIP Fund – Class 2[28]	0.77%	0.25%	0.05%	0.02%	1.09%	0.01%	1.08%

28 The investment manager has contractually agreed in advance to reduce its fees as a result of the fund's investment in a Franklin Templeton money market fund (the "acquired fund") for at least the next 12 month period.
29 Restated to reflect reduction in management fee planned to be effective May 1, 2018.

13

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares	0.65%	NA	0.13%	0.01%	0.79%	0.01%	0.78%[30]
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	0.65%	NA	0.18%	NA	0.83%[31]	NA	NA
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	0.55%	NA	0.24%	NA	0.79%[32]	NA	NA

30 The Portfolio's adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.90% of the average daily net assets. The Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund's adviser and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Portfolio's investment in such money market funds. These waivers are in effect through 4/30/2019, at which time the adviser and/or its affiliates will determine whether to renew or revise them.
31 The Portfolio's adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.03% of the average daily net assets. The Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund's adviser and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Portfolio's investment in such money market funds. These waivers are in effect through 4/30/2019, at which time the adviser and/or its affiliates will determine whether to renew or revise them.
32 The Portfolio's adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.80% of the average daily net assets. The Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund's adviser and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Portfolio's investment in such money market funds. These waivers are in effect through 4/30/2019, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

14

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares	0.71%	NA	0.05%	NA	0.76%	NA	NA
MFS® Research Series – Initial Class Shares	0.75%	NA	0.08%	NA	0.83%	0.03%[33]	0.80%
MFS® Total Return Bond Series – Initial Class Shares	0.50%	NA	0.04%	NA	0.54%	NA	NA
MFS® Total Return Series – Initial Class Shares	0.66%	NA	0.04%	NA	0.70%	0.07%[34]	0.63%
MFS® Utilities Series – Initial Class Shares	0.73%	NA	0.07%	NA	0.80%	NA	NA
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares	0.70%	NA	0.32%	0.01%	1.03%	0.22%[35]	0.81%

33 Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.79% of the class' average daily net assets annually for Initial Class shares and 1.04% of the class' average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2019.
34 Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.625% of the class' average daily net assets annually for Initial Class shares and 0.875% of the class' average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2019.
35 Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity, and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that "Total Annual Fund Operating Expenses" do not exceed 0.80% of the class' average daily net assets annually for Initial Class shares and 1.05% of the class' average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2019.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.18%	0.83%	NA	NA
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.17%	0.82%	NA	NA
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.17%	0.82%	NA	NA

GENERAL INFORMATION ABOUT KANSAS CITY LIFE
KANSAS CITY LIFE INSURANCE COMPANY
Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895, and is located at 3520 Broadway, Kansas City, Missouri 64111-2565.  Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

15

FIXED ACCOUNT
The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.
You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account.  You may also make transfers from the Fixed Account, but restrictions may apply.  (See "TRANSFER PRIVILEGE")  Because of those transfer limitations, it may take you several years to transfer all your Fixed Account Contract Value to the Variable Account.  You should carefully consider whether the Fixed Account meets your investment criteria.  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee that this rate will be at least 4%.
Our general account supports our insurance and annuity obligations.  Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.
THE VARIABLE ACCOUNT AND THE FUNDS
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995.  This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law.  The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.
The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contracts invest in shares of Portfolios of the Funds.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.
We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.
THE FUNDS
Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The investment objectives of each of the Portfolios are described below.
The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager.  The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios.  There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.
Certain Portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets.  The cost of those hedging strategies could limit the upside participation by such Portfolios in rising equity markets relative to other Portfolios.  Please consult your financial professional.
The American Century VP Mid Cap Value Fund Subaccount was closed to new investors beginning May 1, 2015. You may continue to allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to the American Century VP Mid Cap Value Fund Subaccount only if you were invested in the Subaccount on May 1, 2015 and have not subsequently transferred all Contract Value out of the Subaccount.
Not all Funds may be available in all states.

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AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund's investment objective is to seek capital growth.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers.
Invesco V.I. Core Equity Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund's investment objective is long-term growth of capital.  The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital (ROIC), quality management, a strong competitive position and which are trading at compelling valuations.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and in derivatives and other instruments that have economic characteristics similar to such securities.
Invesco V.I. Technology Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund's investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged in technology-related industries and in derivatives and other instruments that have economic characteristics similar to such securities.
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Capital Appreciation Fund is to seek capital growth.
VP Income & Growth Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Income & Growth Fund is to seek capital growth by investing in common stocks.  Income is a secondary objective.
VP International Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP International Fund is to seek capital growth.
VP Mid Cap Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Mid Cap Value Fund is to seek long-term capital growth.  Income is a secondary objective.
VP Ultra® Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Ultra® Fund is to seek long-term capital growth.
VP Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Value Fund is to seek long-term capital growth.  Income is a secondary objective.
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Inflation Protection Fund is to pursue long-term total return using a strategy that seeks to protect against U.S. inflation.
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund's investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
Capital Income Builder® – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The Fund's secondary objective is to provide growth of capital.
Global Bond Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund's investment objective is to provide, over the long term, a high level of total return consistent with prudent investment management.

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Global Growth Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund's investment objective is to provide long-term growth of capital.
Growth-Income Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund's investment objectives are to achieve long-term growth of capital and income.
New World Fund® – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund's investment objective is long-term capital appreciation.
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund's investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund's investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.
Managed Risk Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund's investment objective is to provide growth of capital while seeking to manage volatility and provide downside protection.
Managed Risk Growth-Income Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund's investment objectives are to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.
Managed Risk International Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund's objective is to provide long-term growth of capital while seeking to manage volatility and provide downside protection.
Calamos® Advisors Trust
Calamos Growth and Income Portfolio (Manager: Calamos Advisors LLC).  The Calamos Growth and Income Portfolio's investment objective is high long-term total return through growth and current income.
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund's investment objective is to seek to provide shareholders with growth of capital.
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund's investment objective is to seek to provide shareholders with long-term capital appreciation.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund's investment objective is to seek to provide shareholders with long-term capital growth.
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.).  The Fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.
Opportunistic Small Cap Portfolio – Initial Shares (Manager: The Dreyfus Corporation).  The Fund seeks capital growth.

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Dreyfus Stock Index Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation).  The Fund seeks to match the total return of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500® Index).
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Newton Investment Management (North America) Limited).  The Fund seeks long-term capital appreciation.
Federated Insurance Series
Federated Managed Tail Risk Fund II – P (Manager: Federated Global Investment Management Corp.; Sub-Adviser: Federated Investment Management Company).  The investment objective of the Federated Managed Tail Risk Fund II is to seek capital appreciation by maintaining a diversified mix of investment exposure to various asset classes.
Federated High Income Bond Fund II – P (Manager: Federated Investment Management Company).  The investment objective of the Federated High Income Bond Fund II is to seek high current income.  The Fund pursues its investment objective by investing primarily in a diversified portfolio of high quality, lower-rated corporate bonds (also known as "junk bonds").
Federated Government Money Fund II – S (Manager: Federated Investment Management Company).  The investment objective of the Federated Government Money Fund II is to provide current income consistent with stability of principal and liquidity.  The Fund invests primarily in a portfolio of US Treasuries and government securities maturing in 397 days or less.
Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR); Sub-Advisors:  FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund).  The investment objective of the VIP Contrafund® Portfolio is to seek long-term capital appreciation.
VIP Freedom Income Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom Income Portfolio is to seek high total return with a secondary objective of principal preservation.
VIP Freedom 2010 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2010 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2015 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)). The investment objective of the VIP Freedom 2015 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2020 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2020 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2025 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)). The investment objective of the VIP Freedom 2025 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2030 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2030 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2035 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2035 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2040 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2040 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

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VIP Freedom 2045 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2045 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2050 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2050 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2 (Manager: Franklin Templeton Institutional, LLC).  The investment goal of the Franklin Global Real Estate VIP Fund is to seek high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.
Franklin Small-Mid Cap Growth VIP Fund – Class 2 (Manager: Franklin Advisers, Inc.).  The investment goal of the Franklin Small-Mid Cap Growth VIP Fund is to seek long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.
Templeton Developing Markets VIP Fund – Class 2 (Manager: Templeton Asset Management Ltd.).  The investment goal of the Templeton Developing Markets VIP Fund is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging markets investments.
Templeton Foreign VIP Fund – Class 2 (Manager: Templeton Investment Counsel, LLC).  The investment goal of the Templeton Foreign VIP Fund is to seek long-term capital growth.  Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.  Under normal circumstances, at least 80% of the Portfolio's Assets will be invested in equity securities of mid cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stock.  "Assets" means net assets, plus the amount of borrowings for investment purposes.
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital growth over the long term. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small cap companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks to provide high total return from a portfolio of selected equity securities.  Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of U.S. companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.
MFS® Research Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.
MFS® Total Return Bond Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.
MFS® Total Return Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return.
MFS® Utilities Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company). The Fund's investment objective is to seek total return.

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MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation.
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC).  The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC). The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC).  The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.
There is no assurance that the Funds will achieve their stated objectives and policies.
See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds.  Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premium Payments or transfers among the Subaccounts.  There is no assurance that the Federated Government Money Fund II Subaccount will be able to maintain a stable net asset value per share.  You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Federated Government Money Fund II Subaccount may also become extremely low and possibly negative.
We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable Fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.
We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.
We (or our affiliates) may receive payments from a Fund's investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees.  (See the Funds' prospectuses for more information)  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.10% to 0.25%.
Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings.  These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

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Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.  The Distribution Plan is described in more detail in the underlying Fund's prospectus.  (See "FEE TABLE – ANNUAL PORTFOLIO OPERATING EXPENSES" and "SALE OF THE CONTRACTS")  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. ("Sunset Financial").  These payments decrease the Fund's investment return.
We make certain payments to Sunset Financial Services, Inc., principal underwriter for the Contracts.  (See "SALE OF THE CONTRACTS")
Certain funds employ volatility management strategies.  Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time.  During rising markets, a volatility management strategy, however, could cause Contract Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy.  Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund's equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase.  In these instances, your Contract Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy.  The success of the volatility management strategy of a fund depends, in part, on the investment adviser's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund's benefit.  In addition, the cost of implementing a volatility management strategy may negatively impact performance.  There is no guarantee that a volatility management strategy can achieve or maintain the fund's optimal risk targets, and the fund may not perform as expected.
You should be aware that we are subject to a conflict of interest with respect to the interests of contract owners insofar as, by requiring you to allocate your purchase payments and Contract Value to one or more subaccounts that invests in a fund that employs a volatility management strategy, this may reduce the risk to us that we will have to make guaranteed payments under a living benefit rider.  In addition, any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Contract Value, which may limit your ability to achieve step-ups of the benefit base under a living benefit rider.  For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses.
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company.  The substituted Fund may have different fees and expenses than the replaced Fund.  Substitutions may be made with respect to existing investments or the investment of future Premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.
Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.  Furthermore, we may close Subaccounts to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.
If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:
•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required; or
•	combine it with other Kansas City Life separate accounts.
VOTING RIGHTS
We are the legal owners of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the

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Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.
We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.
If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:
•	cause a change in sub-classification or investment objectives of one or more of the Portfolios;
•	approve or disapprove an investment advisory agreement; or
•
require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report.  We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.
CHARGES AND DEDUCTIONS
We may realize a profit on any charges and deductions under the Contract.  We may use this profit for any purpose, including payment of distribution charges.  Below is a listing and description of the applicable charges and deductions under the Contract.
PREMIUM EXPENSE CHARGES
Sales Charge.  We deduct a 6.00% Sales Charge from each Premium.  This charge reimburses us for administrative expenses associated with the Contracts.  We apply Premiums to your Contract net of the Sales Charge.
Premium Tax Charge.  We deduct a 2.25% Premium Tax Charge from each Premium.  This charge reimburses us for state and local Premium taxes.  We apply Premiums to your Contract net of the Premium Tax Charge.  State premium tax rates vary by state and currently range between 0.5% and 3.5%.  We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2% to 3.5%.  The Premium Tax Charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and will be deducted even if we are not subject to a premium or retaliatory tax in your state.
MONTHLY DEDUCTION
We will make a Monthly Deduction to collect various charges under your Contract.  We will make these Monthly Deductions on each Monthly Anniversary following the Allocation Date. On the Allocation Date, we will deduct a Monthly Deduction for the Contract Day and each Monthly Anniversary Day that has occurred prior to the Allocation Date.  (See "PREMIUM ALLOCATIONS AND CREDITING")  The Monthly Deduction consists of:
•	monthly expense charges;
•	cost of insurance charges; and
•	any optional benefit and/or rider charges, as described below.
We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.
Monthly Expense Charge
•	The monthly expense charge is $7.50 in all Contract Years, plus
•	A Monthly Per Thousand of Specified Amount Charge based on the issue age of the youngest Insured. (See chart below)

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Current
Years 1-10
Youngest Insured Issue Age	Monthly Per Thousand of Specified Amount	Youngest Insured Issue Age	Monthly Per Thousand of Specified Amount
20-29	$0.07	50-59	$0.18
30-39	$0.09	60-69	$0.28
40-49	$0.14	70+	$0.35
Years 11+ $0.00

The guaranteed maximum charge is $0.35 Monthly Per Thousand of Specified Amount for all ages and durations.
The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account.  Such expenses include but are not limited to: underwriting and issuing the Contract, confirmations, annual reports and account statements, maintenance of Contract records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and updating requirements.
We guarantee that the monthly expense charge will not increase above the guaranteed maximum charge.  Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and will incur the loss.
Cost of Insurance Charge.  This charge compensates us for the expense of providing insurance coverage.  The charge depends on a number of variables and will vary from Contract to Contract and from month to month.  For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insureds by the net amount at risk for that Monthly Anniversary Day.  The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insureds' Age, sex, and number of completed Contract Years, Total Sum Insured, risk class, and other factors.  We currently place each Insured in one of the following classes, based on underwriting:
•	Standard Tobacco User;
•	Standard Nontobacco User;
•	Preferred Nontobacco User; and
•	Preferred Tobacco User.
We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Nontobacco User classes.
The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before we deduct the cost of insurance charge).  If you have chosen Option A for your death benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Total Sum Insured).  (See "HOW YOUR CONTRACT VALUES VARY" for explanation of the factors that affect Contract Value.)  If you have chosen Option B or Coverage Option L for your death benefit, the net amount at risk generally remains constant.  For purposes of determining cost of insurance rates, we allocate Contract Value first to Specified Amount and then to the Additional Insurance Amount coverage in the order in which those coverages were issued.  Then we allocate Contract Value to any additional coverage amount applicable under Coverage Option L.
We place the Insureds in risk classes when we approve the Contract, based on our underwriting of the application.  When you request an increase in Additional Insurance Amount, we do additional underwriting before approving the increase to determine the risk class that will apply to the increase.  If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Total Sum Insured.  If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Total Sum Insured and the existing risk class will continue to apply to the existing Total Sum Insured.
We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract.  The guaranteed rates for standard and preferred risk classes are based on the 1980 Commissioners' Standard

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Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables").  The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.
Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract.  We will determine current cost of insurance rates based on our expectations as to future mortality experience.  We may change these rates from time to time.
Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco user standard class are lower than rates for one or both Insureds of the same Age and sex in a tobacco user standard class.  Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco user or tobacco user standard risk class are lower than rates for one or both Insureds of the same Age, sex and tobacco user class in a substandard risk class.
We may make a profit from this charge.  Any profit may be used to finance distribution expenses.
Guaranteed Minimum Death Benefit Option Charge.  There is no charge for the Guaranteed Minimum Death Benefit Option in the first ten Contract Years.  Beginning in Contract Year 11, the charge is $0.01 per $1,000 on a current basis, and $0.03 per $1,000 on a guaranteed basis.  This charge is based on the Specified Amount and we will deduct it monthly.
Cost of Additional Benefits Provided by Riders.  These charges are part of the Monthly Deduction and vary by the benefit.
•
Guaranteed Minimum Death Benefit Option.  We do not charge for this option during the first 10 Contract Years.  Beginning in Contract Year 11, we will apply a monthly charge per $1,000 of Specified Amount at issue.

•	Contract Split Option Rider. We will assess a monthly charge per $1,000 of rider coverage amount.
•
Joint First to Die Term Life Insurance Rider.  We will assess a monthly charge per $1,000 of rider coverage amount.  The charge can vary, based on the Insured's Age, sex, and number of completed Contract Years, Specified Amount, and risk class.

•
Joint Survivorship Four-Year Term Life Insurance Rider.  We will assess a monthly charge per $1,000 of rider coverage amount.  The charge can vary, based on the Insured's Age, sex, and number of completed Contract Years, Specified Amount, and risk class.

DAILY MORTALITY AND EXPENSE RISK CHARGE
We deduct a daily charge from assets in the Subaccounts attributable to the Contracts.  This charge does not apply to Fixed Account assets. The current and guaranteed charge is at an annual rate of 0.625% of net assets.
The mortality risk we assume is that the Insureds may die sooner than anticipated and we have to pay death benefits greater than we anticipated.  The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.  We may make a profit from this charge.  Any profit may be used to finance distribution expenses.
TRANSFER PROCESSING FEE
The first six transfers during each Contract Year are free.  We will assess a $25 transfer processing fee for each additional transfer.  For the purpose of assessing the fee, we will consider each Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer.  We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.
SURRENDER CHARGE
During the first ten Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses.  The surrender charge is based on the Specified Amount at issue.  We calculate this charge by multiplying the surrender charge factor for the applicable Ages and sex of each Insured by the surrender charge percentages (as shown in Appendix A).  The surrender charge factor will vary by each Insured's individual Age, risk class, and sex, but will never exceed $50 per thousand of Specified Amount.  We then multiply this amount by the Specified Amount, divided by 1,000 to reach the actual charge.
The total surrender charge will not exceed the maximum surrender charge shown in your Contract.  We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement.  The surrender charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.

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Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.  This will depend upon a number of factors, but is more likely if:
•	Premiums paid are equal to or only a little higher than the Guaranteed Monthly Premium shown in your Contract; or
•	if investment performance of the Subaccounts is too low.
The surrender charges calculated are applicable at the end of each Contract Year.  After the first Contract Year, we will prorate the surrender charges between Contract Years.  However, after the end of the 10th Contract Year, there will be no surrender charge.
PARTIAL SURRENDER FEE
We deduct an administrative charge upon a partial surrender.  This charge is the lesser of 2% of the amount surrendered or $25.  We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.
NET LOAN INTEREST CHARGE
A net loan interest charge is assessed by crediting a lower rate on amounts held in the Loan Account as collateral than the rate charged on the Loan Balance.  The maximum amount of interest we charge on a loan is 6% annually of the Loan Balance.  The net loan interest charge, which is the difference between the amount charged on any Loan Balance and the amount credited to the Loan Account (4% annually), will not exceed 2%.  Preferred loans are available beginning in the eleventh Contract Year.  We credit 6% annually to amounts held in the Loan Account as collateral for a preferred loan.  Therefore, there is no net loan interest charge for a preferred loan.
FUND EXPENSES
The Funds deduct investment advisory fees and other expenses from Portfolio assets.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  These charges are not directly deducted from your Contract Value.  For information about the investment advisory fees and other expenses incurred by the Portfolios, see the "Fee Table" of this Prospectus and the accompanying prospectuses for the Funds.
OTHER TAX CHARGE
We do not currently assess a charge for any taxes other than state and local premium taxes incurred as a result of the operations of the Subaccounts.  We reserve the right to assess a charge for such taxes against the Subaccounts if we determine that such taxes will be incurred.
THE CONTRACT
Effective January 1, 2009, the Contract is no longer offered for sale.
PURCHASING A CONTRACT
The terms of certain features of the Contracts issued in your state may differ from those described in this Prospectus.  These variations are described in the Prospectus and Statement of Additional Information.  In addition, optional riders may not be available in all states.  Your registered representative may also provide you with additional information about state variations.
WHO SHOULD PURCHASE A CONTRACT
The Contract is designed to provide long-term insurance benefits on the two Insureds and may also provide long-term accumulation of value.  You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential.  It may not be an advantage to you to replace existing insurance coverage with this Contract.  You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.

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APPLYING FOR A CONTRACT
To purchase a Contract, you must complete an application and submit it through an authorized registered representative.  If you are eligible for temporary life insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application.  As long as the initial Premium Payment accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our Home Office to the date we approve your application.  In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000.  The TIA may not be in effect for more than 60 days.  At the end of the 60 days, the TIA coverage terminates and we will return the initial Premium to the applicant.
For coverage under the TIA, you must pay an initial Premium that is at least equal to two Guaranteed Monthly Premiums.  We require only one Guaranteed Monthly Premium for Contracts when Premium payments will be made under a pre-authorized check payment or combined billing arrangement.  (See "PREMIUMS")
We require satisfactory evidence of both proposed Insureds' insurability, which may include a medical examination.  The available issue ages are 20 through 85.  Age is determined on the Contract Date based on each Insured's Age last birthday.  The minimum Total Sum Insured is $200,000, with a minimum Specified Amount of $100,000.  Acceptance of an application depends on our underwriting rules and we have the right to reject an application.
OWNERSHIP
As the Owner of the Contract, you may exercise all rights provided under the Contract.  The Insureds are the Owner, unless a different Owner is named in the application.  While at least one of the Insureds is living, the Owner may name a contingent Owner or a new Owner by Written Notice.  If a contingent Owner has not been named, on the death of the last surviving Owner, ownership of the Contract passes to the estate of the last Owner to die.  The Owner may also be changed prior to the last surviving Insured's death by Written Notice satisfactory to us.
CHANGE OF OWNERSHIP
You may change the ownership of the Contract by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office. We may require that the Contract be submitted for endorsement to show the change.
Certain federal income tax consequences may apply to a change of ownership.  You should consult with your tax advisor before requesting any changes of ownership.  (See "TAX CONSIDERATIONS")
DETERMINATION OF CONTRACT DATE
In general, when applications are submitted with the required Premium the Contract Date will be the same as that of the TIA.  For Contracts where the required Premium is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days.  There are several exceptions to these rules as described below.
Contract Date Calculated to be 29th, 30th or 31st of Month
No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month.  When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month. In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.
Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)-Premium with Application.
If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval.  Combined Billing is a billing where multiple Kansas City Life contracts are billed together.
Combined Billing (CB)-No Premium with Application.
If you request CB and do not provide the initial Premium with the application, the Contract Date will be the earlier of the first of the month after the Contract is approved or the date the initial Premium is received.  However, if approval occurs between the first and fifth of the month the Contract Date will be the first of the same month that we approve the Contract.  In addition, if the Contract Date is calculated to be the 29th, 30th or 31st of the month then the Contract Date will be the first of the following month.

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Government Allotment (GA) and Federal Allotment (FA).
If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval.  If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment.
The Contract Date is determined by these guidelines except, as provided for under state insurance law, the Owner may be permitted to backdate the Contract to preserve insurance Age (and receive a lower cost of insurance rate).  In no case may the Contract Date be more than six months prior to the date the application was completed.  We will charge a Monthly Deduction from the Contract Date.
If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application.  We will deduct Contract charges as of the Contract Date.
REPLACEMENT OF EXISTING INSURANCE
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us. You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new sales charge and surrender charge period.
You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial Premium from your existing insurance company, the issuance of the Contract may be delayed.
FREE LOOK RIGHT TO CANCEL CONTRACT
You may cancel your Contract for a refund during your "free‑look" period.  You may also cancel an increase in Specified Amount that you have requested during the "free-look" period for the increase.  The free look period expires on the latest of:
•	10 days after you receive your Contract or for an increase, your adjusted Contract;
•	45 days after your application for either the Contract or the increase in Specified Amount is signed; or
•	10 days after we mail or deliver a cancellation notice.
If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized registered representative who sold it.  Immediately after mailing or delivery within the "free-look" period, the Contract or the increase will be deemed void from the beginning.  If you cancel the Contract, we will refund Premiums paid within seven calendar days after we receive the returned Contract.  (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.)  If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.
ALLOCATION AND TRANSFERS
PREMIUM ALLOCATIONS AND CREDITING
In the Contract application, you select how we will allocate Premiums (Premium less Premium Expense Charges) among the Subaccounts and the Fixed Account.  The sum of your allocations must equal 100%.  We may limit the number of Subaccounts to which you allocate net Premiums (not applicable to Texas Contracts).  We will never limit the number to less than 15.  You may change the allocation percentages at any time by sending Written Notice.  You may make changes in your allocation by telephone, facsimile or electronic mail if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The change will apply to the net Premiums received with or after receipt of your notice.
On the Allocation Date, we will allocate the initial net Premium to the Federated Government Money Fund II Subaccount.  If we receive any additional Premiums before the Reallocation Date, we will also allocate the corresponding net Premiums to the Federated Government Money Fund II Subaccount.

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On the Reallocation Date (30 days after the Allocation Date), we will allocate the amount in the Federated Government Money Fund II Subaccount as directed in your application.
We will credit Premiums received on or after the Reallocation Date as directed by you.  The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting.  Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Subaccount Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a Premium Payment after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.  We will not credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium.  If we reject the additional Premium, we will return the Premium promptly, without any adjustment for investment experience.
We may be delayed in processing your Contract application and/or Premiums due to submission delays by your registered representative.  We will not apply any Premium until we have received the Contract application and/or Premium from your registered representative.
TRANSFER PRIVILEGE
After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:
•
beginning May 1, 2015, we will no longer allow transfers to the American Century VP Mid Cap Value Fund Subaccount subject to the following exception.  If you are invested in the American Century VP Mid Cap Value Fund Subaccount on May 1, 2015, you may continue to allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to that Subaccount;

•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•	we allow only one transfer each Contract Year from the Fixed Account;
•
the amount transferred from the Fixed Account may not exceed the greatest of:  25% of the unloaned Fixed Account Value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount), or the amount transferred out of the Fixed Account in the prior year, or $2,000 (or the unloaned Fixed Account Value, if less);

•	we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.
There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer.  We will deduct the processing fee from the remaining Contract Value.
We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.
Frequent Transfers Among Subaccounts.  Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position

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and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.
If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:
•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request, signed by the Owner, be provided to us at our Home Office.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.
In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary:  to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.
The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.
Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.

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In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because of frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.
DOLLAR COST AVERAGING PLAN
The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If elected, it enables you to automatically transfer amounts from the Federated Government Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.
Transfers under this plan occur on a monthly basis for a period you choose, ranging from three to 36 months.  To participate in the plan you must transfer at least $250 from the Federated Government Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Government Money Fund II Subaccount through initial or subsequent Premiums or by transferring amounts into the Federated Government Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.  Restrictions apply to transfers from the Fixed Account.
You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form. You may make changes in dollar cost averaging by telephone, facsimile or electronic mail if you have provided proper authorization.
Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request.  Once elected, we will process transfers from the Federated Government Money Fund II monthly until:
•	we have completed the designated number of transfers;
•	the value of the Federated Government Money Fund II Subaccount is completely depleted; or
•	you send Written Notice instructing us to cancel the monthly transfers.
Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We may cancel this feature at any time with notice to you.  We do not impose a charge for participation in this plan.
PORTFOLIO REBALANCING PLAN
The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.
The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions.  If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.
The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.
You may elect this plan at the time of application by completing the authorization on the application.  You may also elect it after the Contract is issued by completing the election form.  You may make changes in portfolio rebalancing by telephone, facsimile or electronic mail if you have provided proper authorization.  Portfolio rebalancing will terminate when:
•	you request any transfer unless you authorize a change in allocation at that time; or
•	the day we receive Written Notice instructing us to cancel the plan.
If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.  We may cancel the Portfolio Rebalancing Plan at any time with notice to you.  We do not impose a charge for participation in this plan.

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CHANGES IN THE CONTRACT OR BENEFITS
Upon notice to you, we may modify the Contract.  We can only do so if such modification is necessary to:
•	make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject;
•	assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts;
•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or Fixed Account options.
We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account.  In the event of any such modification, we will issue an appropriate amendment to the Contract, if required.  We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.
SUPPLEMENTAL AND/OR RIDER BENEFITS
The following optional riders are currently available and may be added to your Contract.  We will deduct monthly charges for these optional riders from your Contract Value as part of the Monthly Deduction.  All of these riders may not be available in all states.  The Company may change or stop offering a supplemental and/or rider benefit at any time before it is elected.
Contract Split Option Rider
Issue ages: 20-75
This rider allows you to split the Contract equally (based on Total Sum Insured) into two individual Contracts, one on the life of each Insured.  This split option will be offered without evidence of insurability under the condition that you make the request as the result of either:
•	the divorce of the two Insureds; or
•	as a result of a change in the Unlimited Federal Estate Tax marital deduction or a reduction in the maximum Federal Estate Tax bracket rate to a rate below 25%.
You must also meet specific other conditions in order to qualify.  When you exercise this option, we will terminate the existing Contract. (In Pennsylvania, this option may not be exercised in the event of divorce.)
The new contracts will be based on the Insureds' Age and sex, and is based on the risk class at the time of issue of the original Contract.
This rider will terminate at the earlier of the death of the first Insured to die or the older Insured's Age 80.  The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
The tax consequences of a contract split are uncertain.  (See "TAX TREATMENT OF CONTRACT BENEFITS")  A significant unresolved federal tax issue affecting a Contract is whether the issuance of two individual life insurance contracts in exchange for a survivorship life insurance contract will be treated as a nontaxable exchange.  If you are considering a contract split, you should be aware that it is possible that such a contract split may not be treated as a nontaxable exchange, in which case the tax treatment of the Contract could be significantly less favorable than that described in this discussion.  In addition, it is not clear whether two individual contracts received in exchange for a survivorship contract in a Contract split transaction will be classified as modified endowment contracts.  Before proceeding with a contract split, you should consult a competent tax adviser as to the possible tax consequences of such a split.
Joint First to Die Term Life Insurance Rider
Issue ages: 20-85
This rider covers the Insureds under the Contract and provides yearly renewable term coverage on the first Insured to die on or before the older Insured's Age 100 and while this rider is in force.  Coverage amounts may differ between

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the two Insureds, but the maximum coverage equals the Total Sum Insured and the minimum non-zero coverage equals $10,000.  You may increase (subject to insurability) or decrease the coverage under this rider.  You may also choose at issue a schedule for the coverage to decrease annually.  The scheduled decreases may be based on the percentage of the coverage amount ranging up to 25% of the rider coverage amount or may be a flat dollar amount.  If this rider is elected, the Guaranteed Minimum Death Benefit Option is not available on the Contract.
Joint Survivorship Four-Year Term Life Insurance Rider
Issue ages: 20-85
This rider provides renewable one-year level term insurance and expires at the end of the fourth Contract Year.  The term insurance provides a death benefit payable at the death of the last surviving Insured.  The minimum coverage is $100,000 and the maximum coverage is equal to the Total Sum Insured.  This rider is available at issue only.
The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
Additional rules and limits apply to these optional riders.  Not all such benefits may be available at any time, and optional benefits or riders in addition to those listed above may be made available. Please ask your registered representative for further information, or contact the Home Office.
PREMIUMS
PREMIUMS
The Contract is flexible with regard to the amount of Premiums you pay.  When we issue the Contract we establish a Planned Premium set by you.  This amount is only an indication of your preference in paying Premiums.  You may change this amount at any time.  You may pay additional Unscheduled Premiums at any time while the Contract is in force.  We have the right to limit the number (except in Texas) and amount of such Premiums.  We do have requirements regarding the minimum and maximum Premium amounts that you can pay.
We deduct Premium Expense Charges from all Premiums prior to allocating them to your Contract.  (See "CHARGES AND DEDUCTIONS")
Minimum Premium Amounts.  The minimum initial Premium required is the least amount for which we will issue a Contract. This amount depends on a number of factors.  These factors include Age, sex, and risk class of the proposed Insureds, the Specified Amount, any supplemental and/or rider benefits, and the Planned Premium you propose to make. (See "PLANNED PREMIUMS")  Consult your registered representative for information about the initial Premium required for the coverage you desire.
Each Premium payment after the initial Premium payment must be at least $25.
Maximum Premium Information.  Total Premiums paid may not exceed Premium limitations for life insurance set forth in the Internal Revenue Code.  We will monitor Contracts and will notify you if a Premium exceeds this limit and will cause the Contract to violate the definition of insurance.  You may choose to take a refund of the portion of the Premium that we determine is in excess of the Premium limitations or you may submit an application to increase the Additional Insurance Amount, subject to our underwriting approval.  If you choose to increase the Additional Insurance Amount and the Insured fails to meet our underwriting requirements for the required increase in coverage, we have the right to refund, with interest, any Premium that we determine is in excess of the guideline premium limit.  (See "TAX CONSIDERATIONS")
Your Contract may become a modified endowment contract if Premiums exceed the "7-Pay Test" as set forth in the Internal Revenue Code.  We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract.  (See "TAX CONSIDERATIONS")
We have the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums.  (See "PREMIUM ALLOCATIONS AND CREDITING")

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General Premium Information.  You must pay Premiums by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable.  You must clearly mark a loan repayment as such or we will credit it as a Premium.  (See "CONTRACT LOANS")
If mandated under applicable law, we may be required to reject a Premium Payment.  We may also be required to provide additional information about you or your account to government regulators.
Planned Premiums. When applying for a Contract, you select a plan for paying Premiums.  Failure to pay Planned Premiums will not necessarily cause a Contract to lapse.  Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse.  You may elect to pay level Premiums quarterly, semi-annually or annually.  You may also arrange to pay Planned Premiums on a special monthly or quarterly basis under a pre-authorized payment arrangement.
You are not required to pay Premiums in accordance with your plan.  You can pay more or less than planned or skip a Planned Premium entirely.  (See "PREMIUMS TO PREVENT LAPSE" and "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premiums at any time.
Premiums Upon an Increase in Additional Insurance Amount. Depending upon the Contract Value at the time of an increase and the amount of the increase requested, you may need to pay an additional Premium or change the amount of Planned Premiums.  (See "INCREASES IN THE ADDITIONAL INSURANCE AMOUNT")
Guaranteed Payment Period and Guaranteed Monthly Premium.  During the Guaranteed Payment Period, we guarantee that your Contract will not lapse if your Premiums meet the Guaranteed Monthly Premium requirement.  For this guarantee to apply, the total Premiums must be at least equal to the sum of:
•	the amount of accumulated Guaranteed Monthly Premiums in effect; and
•	additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.
The Guaranteed Payment Period applies for three years after the Contract Date.  The Contract shows the Guaranteed Monthly Premium.
The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue age, and sex.  In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and optional benefits and/or riders.  If you make a change to your Contract, we will:
•	re-calculate the Guaranteed Monthly Premium;
•	notify you of the new Guaranteed Monthly Premium; and
•	amend your Contract to reflect the change.
PREMIUMS TO PREVENT LAPSE
Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your Contract from terminating.
Under the Guaranteed Payment Period.  The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:
During the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if:
•	there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and
•	the Premiums paid are less than required to guarantee lapse will not occur during the Guaranteed Payment Period.
If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:
•	the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and
•	enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

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After the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction.  To prevent the Contract from terminating at the end of the Grace Period you must pay enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.  You must make this payment before the end of the Grace Period.
Under the Guaranteed Minimum Death Benefit Option.  If you elect the Guaranteed Minimum Death Benefit Option we guarantee that the Specified Amount will remain in force as long as you meet the Guaranteed Minimum Death Benefit Option Premium requirement.  If you fail to meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option will terminate and the Premiums required to prevent lapse will be determined just as for a Contract without a Guaranteed Minimum Death Benefit Option.  The Guaranteed Minimum Death Benefit Option does not guarantee riders, and any riders will terminate if the Cash Surrender Value of your Contract becomes negative.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
If you did not elect this option or if you do not pay the Premium required to keep the option in effect, your Contract will lapse at the end of the Grace Period if there is insufficient value remaining in the Contract.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
For Contracts That Do Not Have the Guaranteed Minimum Death Benefit Option.  On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The amount required is enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.
For Contracts That Do Have the Guaranteed Minimum Death Benefit Option.  We will check your Contract on each Monthly Anniversary Day to determine if you have met the Guaranteed Minimum Death Benefit Option Premium requirement.  If you have met the requirement, then we guarantee that the Contract will not lapse.  If you have not met the requirement then you have 61 days to keep the option in force by paying the amount that will satisfy the Guaranteed Minimum Death Benefit Option Premium requirement.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
Effect of Insufficient Premium Levels.  While paying Premiums at the levels described above will prevent Contract lapse, paying only the level of Premium required may forego advantages of building up significant Contract Value.  Premium payments less than those described above will not further erode the build-up of Contract value, but will mean the future Premium required to keep the Contract in force must be sufficient to maintain a positive Cash Surrender Value.  This Premium could be significantly higher or lower than the Premium required to keep the Contract in force during the Guaranteed Payment Period or under the Guaranteed Minimum Death Benefit Option.
Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  We will send you notice of the amount required to be paid.  The Grace Period is 61 days and starts when we send the notice.  Your Contract remains in force during the Grace Period.  If the last surviving Insured dies during the Grace Period, we will pay the Death Proceeds, but we will deduct any Monthly Deduction due.  (See "AMOUNT OF DEATH PROCEEDS")  If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned.  (See "REINSTATEMENT OF CONTRACT")
HOW YOUR CONTRACT VALUES VARY
Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value.  Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value.  If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the
Monthly Deduction on that date and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin.  (See "PREMIUMS TO PREVENT LAPSE," "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM" and "GRACE PERIOD")  However, we also offer an optional Guaranteed Minimum Death Benefit Option, which guarantees the death benefit provided certain requirements are met.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT
We may credit a bonus to the Contract on each Monthly Anniversary Day beginning on the first Monthly Anniversary Day following the Contract Date.  The monthly bonus applies to Contracts with a Total Sum Insured of $5,000,000 and above and equals an annual rate of 0.125% of the Contract Value in each Subaccount of the Variable Account.  We pay these
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bonus amounts out of savings we derive from the higher values of the contract.  We do not guarantee that we will pay the bonus.
DETERMINING THE CONTRACT VALUE
On the Allocation Date, the Contract Value is equal to the initial Premium less the Premium Expense Charges and Monthly Deduction deducted from the Contract Date.  On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value).  The Contract Value will vary to reflect the following:
•	Premiums paid;
•	performance of the selected Subaccounts;
•	interest credited on amounts allocated to the Fixed Account;
•	interest credited on amounts in the Loan Account;
•	charges assessed under the Contract;
•	transfers;
•	partial surrenders;
•	loans and loan repayments; and
•	any bonuses paid on the Monthly Anniversary Day.
Subaccount Values.  When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount.  The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Accumulation Unit value for the Valuation Day when the allocation is made.
The number of Accumulation Units credited to a Subaccount will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount.  The number of Accumulation Units credited to a Subaccount will decrease when:
•	we take the allocated portion of the Monthly Deduction from the Subaccount;
•	you make a loan;
•	you transfer an amount from the Subaccount; or
•	you take a partial surrender (including the Partial Surrender Fee) from the Subaccount.
Accumulation Unit Values.  Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio.  It may increase or decrease from one Valuation Day to the next.  We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount.  For each Valuation Period after establishment of the Subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.
Net Investment Factor.  The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next.  It is based on the change in net asset value of the Fund shares held by the Subaccount and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes and the daily mortality and expense risk charge.
Fixed Account Value.  On any Valuation Day, the Fixed Account Value of a Contract will be equal to:
•	the Fixed Account Value on the preceding Valuation Day; plus
•	all Premiums allocated to the Fixed Account since the preceding Valuation Day; plus
•	any amounts transferred to the Fixed Account since the preceding Valuation Day (including amounts transferred in connection with Contract loans); plus
•	interest credited on such Premiums and amounts transferred from the preceding Valuation Day to the date of calculation; less
•	the amount of any transfers from the Fixed Account to the Subaccounts since the preceding Valuation Day; less
•	the amount of any partial surrenders (including the Partial Surrender Fee) taken from the Fixed Account since the preceding Valuation Day; less
•	interest on such transferred and withdrawn amounts from the effective dates of such transfers or withdrawals to the date of calculation; less
•	the pro rata portion of the Monthly Deduction deducted from the Fixed Account.

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Loan Account Value.  On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:
•	amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less
•	amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as the Loan Balance is repaid.
CASH SURRENDER VALUE
The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract.  We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts.  (See "PREMIUMS TO PREVENT LAPSE")  The Cash Surrender Value on the Valuation Day is equal to the Contract Value less any applicable surrender charges and any Loan Balance.  (See "SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE")
COMPANY HOLIDAYS
We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.
DEATH BENEFIT
As long as the Contract remains in force, we will pay the Death Proceeds upon receipt at the Home Office of satisfactory proof of death of the last surviving Insured plus written direction (from each eligible recipient of Death Proceeds) regarding how to make the death benefit payment, and any other documents, forms and information we need.  We may also require proof of the death of the Insured who died first and may require return of the Contract.  We will pay Death Proceeds in a lump sum, or if you prefer, under a payment option.  (See "PAYMENT OF PROCEEDS" and "PAYMENT OPTIONS")  We will pay Death Proceeds to the Beneficiary.  (See "SELECTING AND CHANGING THE BENEFICIARY")
AMOUNT OF DEATH PROCEEDS
The Death Proceeds payable upon the death of the last surviving Insured is equal to the following:
the greater of (1) the death benefit under the Coverage Option selected (calculated as of the date of the last surviving Insured's death) or (2) the Corridor Death Benefit; plus
•	an amount equal to any benefits provided by any optional benefits or riders; plus
•	any Premiums received after the date of death; minus
•	any Loan Balance on that date; minus
•	any past due Monthly Deduction if the death occurred during a Grace Period.
Under certain circumstances, the amount of the death benefit may be further adjusted or the death benefit may not be payable.
The Guaranteed Minimum Death Benefit Option, if in effect, provides a minimum death benefit.  If all or part of the Death Proceeds is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the last surviving Insured's death to the date of payment.
TOTAL SUM INSURED, SPECIFIED AMOUNT, ADDITIONAL INSURANCE AMOUNT
The Total Sum Insured, Specified Amount and the Additional Insurance Amount are set at the time the Contract is issued.  The Specified Amount plus the Additional Insurance Amount equals the Total Sum Insured.  The minimum Total Sum Insured is $200,000.  Within the Total Sum Insured minimum, we also require that the minimum Specified Amount be $100,000, while the minimum Additional Insurance Amount is required to be $10,000.  The maximum amount of initial Additional Insurance Amount coverage is four times the Specified Amount at issue.
You may decrease the Total Sum Insured or increase the Additional Insurance Amount as described below.  The Guaranteed Minimum Death Benefit Option only applies to the Specified Amount and not to the Additional Insurance

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Amount.  Therefore, even if the Guaranteed Minimum Death Benefit Option is in effect, if the Contract Value is insufficient to pay the Monthly Deduction, the Additional Insurance Amount may lapse.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
COVERAGE OPTIONS
When you apply for the Contract, you may choose one of three Coverage Options, which will be used to determine the death benefit:
•	Option A: death benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured.
•	Option B: death benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured, plus the Contract Value on the date of such death.
•
Option L: death benefit will be the sum of: (1) the Total Sum Insured on the date of death of the last surviving Insured; and (2) the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L death benefit percentage less the Total Sum Insured on that Contract Anniversary. If the amount in (2) of the Option L death benefit calculation is less than zero, then the Option L death benefit will be the amount calculated in (1).

You may also change the Coverage Option, as described below.  However, Coverage Option L is only available at issue.  If a Coverage Option is not specified at the time of application, we will contact your representative to find out which Coverage Option you have selected.
We will increase death benefits under any Coverage Option by any additional benefits provided by riders in force on the date of death of the last surviving Insured, and any Premiums received after the date of death.  We will also refund any cost of insurance charge deducted for the period beyond the date of death.  We will reduce the Death Proceeds by any Loan Balance.
CORRIDOR DEATH BENEFIT
The purpose of the Corridor Death Benefit is to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code.  We calculate the Corridor Death Benefit by multiplying the Contract Value by the appropriate corridor percentage.  The corridor percentages vary by Age, sex, risk class, Specified Amount, Additional Insurance Amount, the number of years coverage has been in effect and any applicable optional benefits or riders.  Please refer to your Contract for further information regarding corridor percentages.
GUARANTEED MINIMUM DEATH BENEFIT OPTION
An optional Guaranteed Minimum Death Benefit Option is available only at issue.  This option is not available if you elect Coverage Option B or if the Joint First to Die Rider is issued.  If you choose this option, it guarantees that we will pay the Specified Amount (less Loan Balance and any past due charges) upon the death of the last surviving Insured, regardless of the Contract's investment performance, if you meet the Guaranteed Minimum Death Benefit Option Premium requirement.  The Guaranteed Minimum Death Benefit Option does not guarantee any Additional Insurance Amount.
The Guaranteed Minimum Death Benefit Option Premium is the amount, which guarantees that the Guaranteed Minimum Death Benefit Option will remain in effect.  Your Contract shows the Guaranteed Minimum Death Benefit Option Premium.  You satisfy the Guaranteed Minimum Death Benefit Option Premium requirement if, on each Monthly Anniversary Day, the cumulative Premiums that you have paid equal or exceed the cumulative Guaranteed Minimum Death Benefit Option Premiums plus any Loan Balance.
"Cumulative Premiums that you have paid" means the amount that is equal to:
•	the sum of all Premiums paid; less
•	the sum of all partial surrenders; with
•
each accumulated at an annual effective interest rate of 4% from the date your Contract is issued to the Monthly Anniversary Day on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

"Cumulative Guaranteed Minimum Death Benefit Option Premiums" is equal to the sum of the Guaranteed Minimum Death Benefit Option Premiums.  Each such Premium is accumulated at an annual effective interest rate of 4% to the Monthly Anniversary Day on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.
If you do not meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option is in default.  A 61-day notice period begins on the day we mail the notice that the option is in default and

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informs you of the amount of Premium required to maintain the Guaranteed Minimum Death Benefit Option.  The Premium amount required to prevent default of the option is equal to:
•	the cumulative Guaranteed Minimum Death Benefit Option Premium plus any Loan Balance; less
•	the cumulative paid Premium.
The Guaranteed Minimum Death Benefit Option will terminate if you do not pay sufficient Premium by the end of the notice period.
If the Contract contains any Additional Insurance Amount coverage or any optional benefit riders, then we will also test the Contract to ensure that you have funded the Contract at a sufficient level to support the Additional Insurance Amount or other optional riders.  On each Monthly Anniversary Day we will test the Cash Surrender Value to determine if it is sufficient to cover the Monthly Deduction.  If not, a 61-day notice period begins on the day we mail notice of the amount of Premium required to keep the Additional Insurance Amount and/or any optional riders in effect.  The Premium required to keep the Additional Insurance Amount is equal to the amount, which would provide a Cash Surrender Value equal to three Monthly Deductions.  If we do not receive payment at least equal to the default Premium by the end of the notice period, we will terminate the Additional Insurance Amount and other optional benefit riders.
We do not charge for this option during the first 10 Contract Years.  Beginning in Contract Year 11 we will apply a monthly charge per $1,000 of Specified Amount at issue.  The Guaranteed Minimum Death Benefit Option is not available for:
•	Coverage Option B Contracts;
•	Contracts on which the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount; or
•	Contracts which include the Joint First to Die Rider.
The Guaranteed Minimum Death Benefit Option will terminate:
•	upon your request;
•	if you change the Coverage Option to B; or
•	if you increase the Additional Insurance Amount to more than the Specified Amount.
You may apply to have the Guaranteed Minimum Death Benefit Option reactivated within two years of termination of such option.  Re-activation requires:
•	Written Notice to restore the option;
•	evidence of insurability of the Insureds satisfactory to us, unless you request re-activation within one year after the beginning of the notice period; and
•	payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Option Premium plus the Loan Balance exceeds the cumulative paid Premiums on the date of re-activation.
On the Monthly Anniversary Day on which the re-activation takes effect, we will deduct from the Contract Value any unpaid Guaranteed Minimum Death Benefit Option charges.  We have the right to deny re-activation of the Guaranteed Minimum Death Benefit Option more than once during the life of the Contract.
EFFECT OF COMBINATIONS OF SPECIFIED AMOUNT AND ADDITIONAL INSURANCE AMOUNT
You should consider the following factors in determining how to allocate coverage in the form of the Specified Amount or in the form of an Additional Insurance Amount:
•	The Specified Amount cannot be increased after issue, while the Additional Insurance Amount may be increased after issue, subject to application and evidence of insurability.
•
The Additional Insurance Amount does not increase the Guaranteed Monthly Premium under a Contract. Accordingly, the amount of compensation paid to the registered representative may be less if coverage is included as Additional Insurance Amount, rather than as Specified Amount.

•
The monthly per thousand charges are only charged on the Specified Amount, not on the Additional Insurance Amount. Therefore, contracts with higher amounts of Additional Insurance Amounts may have greater Contract Values.

•
The Guaranteed Minimum Death Benefit Option covers only the Specified Amount and does not cover the Additional Insurance Amount.  If the Contract Value is insufficient to pay the monthly expenses (including charges for the Additional Insurance Amount) the Additional Insurance Amount and rider coverage will terminate, even though the Specified Amount may stay in effect under the Guaranteed Minimum Death Benefit Option.

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Generally, you will incur lower Contract Year charges and have more flexible coverage with respect to the Additional Insurance Amount than with the Specified Amount.  On the other hand, if you wish to take advantage of the Guaranteed Minimum Death Benefit Option, the proportion of the Total Sum Insured that is guaranteed can be increased by taking out a larger part of the coverage as Specified Amount at the time of issue.  The Guaranteed Minimum Death Benefit Option is not available at all if the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount at any time.  In such case, it could be to your advantage to increase the amount of coverage applied for at issue as Specified Amount in order that the Guaranteed Minimum Death Benefit Option will be available.  However, if this guarantee is not important to you, you could choose to maximize the proportion of the Additional Insurance Amount.
SIMULTANEOUS DEATH OF BENEFICIARY AND THE LAST SURVIVING INSURED
We will pay Death Proceeds as though the Beneficiary died before the death of the last surviving Insured if:
•	the Beneficiary dies at the same time as or within 15 days of the death of the last surviving Insured; and
•	we have not paid the Death Proceeds to the Beneficiary within this 15-day period.
CHANGES IN DEATH BENEFIT
EFFECT OF INVESTMENT PERFORMANCE ON DEATH BENEFIT
If investment performance is favorable, the amount of the Death Proceeds may increase.  The impact of investment performance will vary depending upon which Coverage Option applies.
•	Under Option A, the Death Proceeds will not usually change for several years to reflect any favorable investment performance and may not change at all.
•	Option B provides a death benefit that varies directly with the investment performance of the Contract Value.
•	Option L provides a death benefit pattern that can be level for several years and then can increase at a particular time that you choose.
CHANGES IN COVERAGE OPTION
We have the right to require that no change in Coverage Option occurs during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period.  After any change, we require the Total Sum Insured be at least $200,000 and the Specified Amount to be at least $100,000.  The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request.  We may require satisfactory evidence of insurability.
If the Coverage Option is Option B or Option L, it may be changed to Option A.  The Total Sum Insured will not change.  The effective date of change will be the Monthly Anniversary Day following the date we receive and approve your application for change.
If the Coverage Option is Option A or Option B you may not change it to Option L. Coverage Option L is only available at issue, so no changes to Option L are allowed.
If the Coverage Option is Option A or Option L, you may change it to Option B subject to satisfactory evidence of insurability.  This change will decrease the Total Sum Insured.  The new Total Sum Insured will be the greater of the Total Sum Insured less the Contract Value as of the date of change or $25,000.
If the Coverage Option is changed to B, the Guaranteed Minimum Death Benefit Option, if in effect, will terminate.
We have the right to decline any Coverage Option change that we determine would cause the Contract to not qualify as life insurance under applicable tax laws.
Changes in the Coverage Option may have tax consequences.  You should consult a tax adviser before changing the Coverage Option.
INCREASES IN THE ADDITIONAL INSURANCE AMOUNT
You may make increases to the Additional Insurance Amount through either scheduled annual increases requested at issue or unscheduled increases you request.  The maximum Additional Insurance Amount coverage at issue is four times the Specified Amount.  This coverage may increase to a maximum of eight times the Specified Amount after issue under scheduled annual increases.

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Scheduled Increases.  Scheduled increases to the Additional Insurance Amount, subject to our approval, may be based on a flat amount annual increase or a percentage annual increase.  Available percentage increases range from 0-25% of the Additional Insurance Amount.  We will base the percentage increase on the specified percentage of the Additional Insurance Amount at the time the scheduled increase occurs.  Available amounts for a flat amount increase range from 0 - 25% of the Additional Insurance Amount at issue.  The Guaranteed Minimum Death Benefit Option is not available if the Additional Insurance Amount is, or is scheduled to, exceed the Specified Amount.
Unscheduled Increases.  You may request increases to the Additional Insurance Amount other than the scheduled annual increases available at issue.  We have the right to not allow increases in Additional Insurance Amount during the first Contract Year and to allow only one increase in any 12-month period.  The following requirements apply for an unscheduled increase:
•	you must submit an application for the increase;
•	we may require satisfactory evidence of insurability;
•	any requested, unscheduled increase in the Additional Insurance Amount must be at least $10,000;
•	the Insureds' attained Age must be less than the current maximum issue age for the Contracts, as we determine from time to time;
•	a change in Planned Premiums may be advisable;
•	the increase in the Additional Insurance Amount will become effective on the Monthly Anniversary Day on or following the date we approve the request for the increase;
•	if the Additional Insurance Amount is increased to be greater than the Specified Amount, the Guaranteed Minimum Death Benefit Option, if applicable, will terminate.
For both a scheduled and unscheduled increase, if the Cash Surrender Value is at any time insufficient to pay the Monthly Deduction for the Contract, the Additional Insurance Amount and riders will terminate in order to preserve the Guaranteed Minimum Death Benefit Option.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  Any increase in the Additional Insurance Amount will not affect the surrender charge or the Guaranteed Monthly Premium.  Increases in the Additional Insurance Amount may have tax consequences.  You should consult a tax adviser before increasing the Additional Insurance Amount.
DECREASES IN TOTAL SUM INSURED
You may request a decrease in the Total Sum Insured.  When you make a decrease in Total Sum Insured, we will first reduce any amount of Additional Insurance Amount remaining.  Then we will reduce the Specified Amount.  If the Specified Amount is decreased, the Guaranteed Minimum Death Benefit Option coverage amount will be decreased by the same amount.  Under certain circumstances, a partial surrender will result in a decrease in the Total Sum Insured. (See "PARTIAL SURRENDERS")
We have the right to require that no decreases occur during the first Contract Year and that you make no more than one decrease in any 12-month period.
We require that the Total Sum Insured after any decrease be at least $200,000 and that the Specified Amount be $100,000.  You must provide Written Notice of your request to decrease your Total Sum Insured.  The effective date of the decrease will be the Monthly Anniversary Day following the date we receive your application.
Decreasing the Total Sum Insured may have the effect of decreasing monthly cost of insurance charges.  A decrease in the Total Sum Insured will not affect the surrender charge and will not decrease the Guaranteed Monthly Premium or Guaranteed Minimum Death Benefit Option Premium.  (See "SURRENDER CHARGE")
A decrease in the Total Sum Insured may have adverse tax consequences.  You should consult a tax adviser before decreasing the Total Sum Insured.
SELECTING AND CHANGING THE BENEFICIARY
You select the Beneficiary in your application.  You may change the Beneficiary in accordance with the terms of the Contract.  If you designate a Beneficiary as irrevocable, then you must obtain the Beneficiary's consent to change the Beneficiary.  The Primary Beneficiary is the person entitled to receive the Death Proceeds under the Contract.  If the Primary Beneficiary is not living, the Contingent Beneficiary is entitled to receive the Death Proceeds.  If both Insureds die and there is no surviving Beneficiary, the Owner will be the Beneficiary.

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CASH BENEFITS
CONTRACT LOANS
You may borrow from your Contract while the Insured is living by submitting a Written Request to us.  You may also make loans by telephone, facsimile and electronic mail if you have provided proper authorization to us.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The maximum loan amount available is the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary.  We will process Contract loans as of the date your request is received and approved.  We will send loan Proceeds to you, usually within seven calendar days.  (See "PAYMENT OF PROCEEDS")
Interest.  We will charge interest on any Loan Balance at an annual rate of 6%.  Interest is due and payable at the end of each Contract Year while a loan is outstanding.  If you don't pay interest when due, we add the interest to the loan and it becomes part of the Loan Balance.
Loan Collateral.  When you take a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account.  We will reduce the Cash Surrender Value by the amount transferred to the Loan Account.  The loan does not have an immediate effect on the Contract Value.  You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral.  If you do not specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan.  On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account.  We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.
We will credit the Loan Account with interest at an effective annual rate of not less than 4%.  Thus, the maximum net cost of a loan is 2% per year.  (The net cost of a loan is the difference between the rate of interest charged on Loan Balance and the amount credited to the Loan Account).  We will add the interest earned on the Loan Account to the Fixed Account.
Preferred Loan Provision.  Beginning in the eleventh Contract Year, an additional type of loan is available.  It is called a preferred loan.  For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6%.  Thus, the net cost of the preferred loan is 0% per year.  The maximum amount available for a preferred loan is the Contract Value fewer Premiums paid.  This amount may not exceed the maximum loan amount.  The preferred loan provision is not guaranteed.
Loan Repayment.  You may repay all or part of your Loan Balance at any time while the Insured is living and the Contract is in force.  Each loan repayment must be at least $10.00.  Loan repayments must be sent to the Home Office and we will credit them as of the date received.  You should clearly mark a loan repayment as such or we will credit it as a Premium.  (Premium Expense Charges do not apply to loan repayments, unlike Unscheduled Premiums.)  When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account.  Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account.  A loan repayment does not have an immediate effect on the Contract Value.  Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.
Effect of Contract Loan.  A loan, whether or not repaid, will have a permanent effect on the death benefit and Contract Values because the investment results will apply only to the non-loaned portion of the Contract Value.  The longer the loan is outstanding, the greater the effect is likely to be.  Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.  Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated.  Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate.
Contract Loans may have tax consequences.  In particular, if your Contract is a "modified endowment contract," Contract loans may be currently taxable and subject to a 10% penalty tax.  Moreover, the tax consequences of preferred loans taken from a Contract that is not a modified endowment contract are uncertain.  In addition, interest paid on Contract loans is generally not deductible.  For a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding, see "TAX CONSIDERATIONS."  You should consult a tax adviser before taking out a Contract Loan.

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We will deduct any Loan Balance from any Death Proceeds.  (See "AMOUNT OF DEATH PROCEEDS")
Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge.  We will send you notice of the default.  You will have a 61-day Grace Period to submit a sufficient payment to avoid termination.  The notice will specify the amount that must be repaid to prevent termination. (See "PREMIUMS TO PREVENT LAPSE")
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE
You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request.  A surrender charge may apply.  (See "SURRENDER CHARGE")  We may require return of the Contract.  We will process a surrender request as of the date we receive your Written Request and all required documents.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")  You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option.  (See "PAYMENT OPTIONS")  Your Contract will terminate and cease to be in force if you surrender it for one lump sum.  You will not be able to reinstate it later.  Surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")
(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that Contract Anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)
PARTIAL SURRENDERS
You may make partial surrenders under your Contract at any time subject to the conditions below.  You may submit a Written Request or make your request by telephone if you have provided proper authorization to us, and we will assess a partial surrender fee.  (See "PARTIAL SURRENDER FEE" and "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  We will deduct this charge from your Contract Value along with the amount requested to be surrendered.  Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount (including the partial surrender fee) may not exceed the Cash Surrender Value less $300.  If you make your request by telephone, the partial surrender amount (including the partial surrender fee) must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300, or the maximum amount we permit to be withdrawn by telephone.
When you request a partial surrender, you can direct how we deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account.  If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro rata basis.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")
If Coverage Option A or L is in effect, we will reduce the Contract Value by the partial surrender amount.  We will reduce the Total Sum Insured by the partial surrender amount (including the partial surrender fee) minus the excess, if any, of the death benefit over the Total Sum Insured at the time you make the partial surrender.  If the partial surrender amount (including the partial surrender fee) is less than the excess of the death benefit over the Total Sum Insured, we will not reduce the Total Sum Insured.  If Coverage Option B is in effect, we will reduce the Contract Value by the partial surrender amount and the partial surrender fee.
We have the right to reject a partial surrender request if the partial surrender would reduce the Total Sum Insured below the minimum amount for which the Contract would be issued under our then-current rules.
We will process partial surrender requests as of the date we receive your Written Request or request by telephone.  Generally we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")
PAYMENT OPTIONS
The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable.  Payment options are available for use with various types of Proceeds, such as surrender or death.  We summarize these payment options below.  All of these options are forms of fixed benefit annuities, which do not vary, with the investment performance of a separate account.

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You may apply Proceeds of $2,000 (this minimum may not apply in some states) or more which are payable under this Contract to any of the following options:
Option 1: Interest Payments.  We will make interest payments to the payee annually or monthly as elected.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest paid annually.  You may withdraw the Proceeds and any unpaid interest in full at any time.
Option 2: Installments of a Specified Amount.  We will make annual or monthly payments until the Proceeds plus interest are fully paid.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest.  You may withdraw the present value of any unpaid installments at any time.
Option 3: Installments For a Specified Period.  We pay Proceeds in equal annual or monthly payments for a specified number of years.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest.  You may withdraw the present value of any unpaid installments at any time.
Option 4: Life Income.  We will pay an income during the payee's lifetime.  You may choose a minimum guaranteed payment period.  One form of minimum guaranteed payment period is the installment refund option, under which we will make payments until the total income payments received equal the Proceeds applied.
Option 5: Joint and Survivor Income.  We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living.  The minimum guaranteed payment period will be ten years.
Minimum Amounts.  We have the right to pay the total amount of the Contract in one lump sum, if less than $2,000.  If payments under the payment option selected are less than $50, payments may be made less frequently at our option.
Choice of Options You may choose an option by Written Notice during the Insureds' lifetimes.  If a payment option is not in effect at the last surviving Insured's death, the Beneficiary may make a choice.
Even if the death benefit under the Contract is excludible from income, payments under payment options may not be excludible in full.  This is because earnings on the death benefit after the last surviving insured's death are taxable and payments under the payment options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under payment options.
If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.
PAYMENT OF PROCEEDS
We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.
We determine the amount of the Death Proceeds as of the date of the last surviving Insured's death.  But, we determine the amount of all other Proceeds as of the date we receive the required documents.  We may delay a payment or a transfer request if:
•	The New York Stock Exchange is closed for other than a regular holiday or weekend;
•	trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or
•	the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.
In addition, if, pursuant to SEC rules, the Federated Government Money Fund II suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Federated Government Money Fund II Subaccount until the Fund is liquidated.
If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.  If payment from the Fixed Account is not made within 30 days after receipt of documentation necessary to complete the transaction (or such shorter period required by a particular jurisdiction), we will add interest to the amount paid from the date of receipt of documentation.  The annual rate of interest never will be less than the rate required by the state in which your Contract was delivered.

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If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans of Death Proceeds, until instructions are received from the appropriate regulator.  We also may be required to provide additional information about you or your account to government regulators.
If payment is not made within 30 days after receipt of all documents required for such a payment, we will add interest to the amount paid from the date of receipt of all required documents at 4% or such higher rate required for a particular state.
Legacy Account.  As described below, Kansas City Life will pay Death Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on Death Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.
Kansas City Life will pay Death Proceeds through the Legacy Account when:
•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.
Any other use of the Legacy Account requires approval of the Company.
UNCLAIMED PROPERTY LAWS
Every state has unclaimed property laws which generally declare a life contract to be abandoned after a period of inactivity of three to five years from its limiting age or date the death benefit is due and payable.  For example, if we are obligated to pay the death benefit or return premiums, but, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit or the premiums in a timely manner, the death benefit or the premiums will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This "escheatment" is revocable, however, and the state is obligated to pay the death benefit and the premiums (without interest) if your beneficiary steps forward to claim it within the time required by the state with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 800-616-3670 to make such changes.
REINSTATEMENT OF CONTRACT
If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse.  This reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.  See your Contract for further information.
TAX CONSIDERATIONS
INTRODUCTION
The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  You should consult counsel or other competent tax advisers for more complete information.  This discussion is based upon our understanding of the present Federal income tax laws.  We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

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TAX STATUS OF THE CONTRACT
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied to Contracts insuring the lives of two or more individuals is limited.  Nevertheless, we believe it is reasonable to conclude that the Contracts should satisfy the applicable requirements.  There is necessarily some uncertainty, however, particularly if you pay the full amount of Premiums permitted under the Contract.  If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we have the right to restrict Contract transactions as necessary in order to do so.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets.  Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the Owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account.  Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying assets of the Variable Account.
In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes.  It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.
The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.
TAX TREATMENT OF CONTRACT BENEFITS
In General.  We believe that the death benefit under a Contract should be excludable from the gross income of the Beneficiary.  Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract Proceeds depend on the circumstances of each Contract Owner or Beneficiary.  A tax advisor should be consulted on these consequences.
Generally, the Owner will not be deemed to be in constructive receipt of the Contract Value until there is a distribution.  When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract".
Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts.  Due to the flexibility of the Contracts as to Premiums and benefits, the individual circumstances of each Contract will determine whether it is classified as a MEC.  In general a Contract will be classified as a MEC if the amount of Premiums paid into the Contract causes the Contract to fail the "7-Pay Test."  A Contract will fail the 7-Pay Test if at any time in the first seven Contract years, the amount paid in the Contract exceeds the sum of the level Premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.  In addition, a Contract received in a tax-free exchange for another life insurance contract that was a Modified Endowment Contract will also be classified as a Modified Endowment Contract.
If there is a reduction in the benefits under the Contract at any time, for example, as a result of a partial surrender, the 7-Pay Test will have to be reapplied as if the Contract had originally been issued at the reduced face amount.  If there is a "material change" in the Contract's benefits or other terms, the Contract may have to be retested as if it were a newly issued Contract.  A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary Premium.  Unnecessary Premiums are Premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years.  To prevent your Contract from becoming a MEC, it may be necessary to limit Premium Payments or to limit reductions in benefits.  A current or prospective Contract Owner should consult a tax advisor to determine whether a Contract transaction will cause the Contract to be classified as a MEC.
Distributions (Other Than Death Benefits) from Modified Endowment Contracts.  Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

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•
All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Contract only after all gain has been distributed.

•	Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
•
A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained Age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary or designated Beneficiary.

If the Contract becomes a Modified Endowment Contract, distributions that occur during the Contract year will be taxed as distributions from a Modified Endowment Contract.  In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract may be taxed in this manner.  This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions (Other Than Death Benefits) From Contracts That Are Not Modified Endowment Contracts.  Distributions (other than death benefits) from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Contract and only after the recovery of all investment in the Contract as taxable income.  However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.
Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with preferred loans are less clear and you should consult a tax adviser about such loans.
Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.
Investment in the Contract.  Your investment in the Contract is generally your aggregate Premiums.  When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.
Contract Loans.  In general, interest on a Contract loan will not be deductible.  If a Contract loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding Loan Balance will be added to the amount distributed and will be taxed accordingly.  Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.
Withholding.  To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient's federal tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence.  Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.
Life Insurance Purchases by Residents of Puerto Rico.  In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Multiple Contracts.  All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

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Continuation of the Contract Beyond Age 100.  The tax consequences of continuing the Contract beyond the younger Insured's 100th year are unclear.  You should consult a tax adviser if you intend to keep the Contract in force beyond the younger Insured's 100th year.
Business Uses of the Contracts.  The Contracts can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such arrangements may vary depending on the particular facts and circumstances.  If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  Moreover, Congress has over the years adopted new rules relating to life insurance owned by businesses.  Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.
Employer-owned Life Insurance Contracts.  Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contract.  It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.
Non-Individual Owners and Business Beneficiaries of Contracts.  If a Contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code section 264, even where such entity's indebtedness is in no way connected to the Contract.  In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Contract, this Contract could be treated as held by the business for purposes of the section 264(f) entity-holder rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Contract, or before a business (other than a sole proprietorship) is made a Beneficiary of a Contract.
Contract Split Option.  The Contract split option rider permits a Contract to split into two individual Contracts.  It is not clear whether exercising the Contract split rider will be treated as a taxable transaction or whether the individual Contracts that result would be classified as Modified Endowment Contracts.  A tax advisor should be consulted before exercising the Contract Split Option.
Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.  Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.
Additionally, the Sarbanes-Oxley Act of 2002 (the "Act"), prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a Premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Tax Shelter Regulations.  Prospective owners that are corporations should consult a tax advisor about the treatment of the Contract under the Treasury Regulations applicable to corporate tax shelters.
Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the Death Proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Contract.  If the Owner was not the Insured, the fair market value of the Contract would be included in the Owner's estate upon the Owner's death.  The Contract would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

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Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Contract ownership and distributions under federal, state and local law.  The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax on Investment Income. A 3.8% tax may be applied to some or all of the taxable portion of some distributions from life insurance contracts (such as payments under certain settlement options) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.)  Please consult a tax advisor for more information.
Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.
OUR INCOME TAXES
Under current Federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes.  We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes).  These taxes are not now significant and we are not currently charging for them.  If they increase, we may deduct charges for such taxes.
POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE
SALE OF THE CONTRACTS
We have entered into a Distribution Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial sells the Contracts through its registered representatives.  Sunset Financial also may enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their registered representatives.
We pay commissions to Sunset Financial for the sale of the Contracts by its registered representatives as well as selling firms.  The maximum commissions payable for sales by Sunset Financial are:  120% of Premiums up to one target Premium and 2% of Premiums above that amount paid in the first Contract year; 2% of target Premium in Contract years 2 through 10; and 1% of target Premium paid in Contract Years thereafter.  There is an asset based trail commission of 0.15% of the account value in years eight and beyond.  When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above payable to Sunset Financial.  For Premiums received following an increase in Specified Amount, commissions on such Premiums are paid based on the target Premium for the increase in accordance with the commission rates described above.  We also pay commissions for substandard risk and rider Premiums based on our rules at the time of payment.  Sunset Financial may pay additional compensation from its own resources to selling firms based on the level of Contract sales or Premium Payments.
Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts.  However, under the Distribution Agreement with Sunset Financial, we pay the following sales expenses:  registered representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial's operating

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and other expenses.  Sunset Financial registered representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers.  These programs include conferences, seminars, meals, entertainment, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements.  Sales of the Contracts may help registered representatives and their managers qualify for such benefits.  Because they are also appointed insurance agents of Kansas City Life, Sunset Financial registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.
Other selling firms may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  These programs may also include other types of cash and non-cash compensation and other benefits.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
American Century Variable Portfolios II, Inc., American Funds Insurance Series®, Columbia Funds Variable Series Trust II, Federated Insurance Series, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Northern Lights Variable Trust each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial's obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.
Commissions and other incentives or payment described above are not charged directly to Contract owners or the Variable Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that Contract Owners do pay directly or indirectly
TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS
You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:
•	transfer of Contract Value;
•	change in premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.
In addition, you may make a partial surrender request by telephone if you provided proper authorization to us.
We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.
We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.
Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.  If an incomplete request is received, we will notify you as soon as possible by return e-mail.  Your request will be honored as of the Valuation Day when all required information is received.
Requests can also be made by accessing your account on the Internet at http://www.kclife.com.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be

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honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made within five days of your request.
We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine.  If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.
The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of Contract number, social security number and date of birth.
Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.
LITIGATION
The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.
Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, is not likely to have a material adverse effect on the Variable Account or the ability of the Company to meet its obligations under the Contract.
BUSINESS DISRUPTION AND CYBER SECURITY RISKS
We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value.  For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value.  There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
CHANGE OF ADDRESS NOTIFICATION
To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.
FINANCIAL STATEMENTS
Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.
Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is

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required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life's invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life's invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life's financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life's financial statements as having an effect on the investment performance of the assets held in the Variable Account.

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DEFINITIONS

Accumulation Unit	An accounting unit used to measure the net investment results of each of the Subaccounts.

Additional Insurance Amount
The amount of insurance coverage under the Contract which is not part of the Specified Amount.  The Guaranteed Minimum Death Benefit Option, if elected, does not guarantee the Additional Insurance Amount.

Age	The Age of each Insured on their last birthday as of each Contract Anniversary. The Contract is issued at the Age shown in the Contract.

Allocation Date
The date we apply the initial Premium to your Contract.  We allocate this Premium to the Federated Government Money Fund II Subaccount where it remains until the Reallocation Date.  The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary	The person you have designated to receive any Proceeds payable at the death of the last surviving Insured.

Cash Surrender Value	The Contract Value less any applicable surrender charge and any Loan Balance.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date	The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value	Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value which includes the Loan Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Corridor Death Benefit
A death benefit under the Contract designed to ensure that in certain situations the Contract will not be disqualified as a life insurance contract under section 7702 of the Internal Revenue Code, as amended.  The Corridor Death Benefit is calculated by multiplying the Contract Value by the applicable corridor percentage.

Coverage Options	Death benefit options available which affect the calculation of the death benefit. Three Coverage Options (A, B or L) are available.

Death Proceeds	The amount of Proceeds payable upon the death of the last surviving Insured.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Grace Period
A 61-day period we provide when there is insufficient value in your Contract and at the end of which the Contract will terminate unless you pay sufficient additional Premium.  This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Minimum Death Benefit Option
An optional benefit, available only at issue of the Contract.  If elected, it guarantees payment of the Specified Amount less the Loan Balance and any past due charges upon the death of the last surviving Insured, provided you meet the Guaranteed Minimum Death Benefit Option Premium requirement.

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Guaranteed Minimum Death Benefit Option Premium	The amount we require to guarantee that the Guaranteed Minimum Death Benefit Option remains in effect.

Guaranteed Monthly Premium	A Premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period	The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office
When the term "Home Office" is used in this prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Insureds	The two persons whose lives we insure under the Contract.

Loan Account	The Loan Account is used to track loan amounts and accrued interest on the loan. It is part of the Fixed Account.

Loan Account Value	Measure of the amount of Contract Value assigned to the Loan Account.

Loan Balance	The sum of all outstanding Contract loans plus accrued interest.

Maturity Date	The date when death benefit coverage terminates and we pay you any Cash Surrender Value.

Monthly Anniversary Day	The day of each month as of which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction
The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charges, any applicable Guaranteed Minimum Death Benefit Option charge, and any charges for optional benefits and/or riders.  We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor	An index used to measure Subaccount performance.

Owner, You, Your	The person entitled to exercise all rights and privileges of the Contract.

Planned Premiums	The amount and frequency of Premiums you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences of future Premiums.

Premium Expense Charges	The amounts we deduct from each Premium which include the Sales Charge and the Premium Tax Charge.

Premium(s)/Premium Payment(s)	The amount you pay to purchase the Contract. It includes both Planned Premiums and Unscheduled Premiums.

Proceeds	The total amount we are obligated to pay.

Reallocation Date
The date as of which the Contract Value we initially allocated to the Federated Government Money Fund II Subaccount on the Allocation Date is re-allocated to the Subaccounts and/or to the Fixed Account.  We re-allocate the Contract Value based on the premium allocation percentages you specify in the application.  The Reallocation Date is 30 days after the Allocation Date.

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Specified Amount	The Total Sum Insured less any Additional Insurance Amount provided under the Contract.

Subaccounts	The divisions of the Variable Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.

Subaccount Value	Measure of the value in a particular Subaccount.

Total Sum Insured	The sum of the Specified Amount and any Additional Insurance Amount provided under the Contract. This amount does not include any additional benefits provided by riders.

Unscheduled Premium	Any Premium other than a Planned Premium.

Valuation Day
Each day the New York Stock Exchange is open for business.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day.  Currently, the close of normal trading is at 3 p.m. Central Time.  The term "Valuation Period" is used in this prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us, Kansas City Life	Kansas City Life Insurance Company

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.

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APPENDIX A

Surrender Charge Percentages of Initial Surrender Charge Factor

Surrender Charge Percentages of Initial Surrender Charge Factors End of Contract Year
Do not grade between Years 10-11

Year	Percentage

1	100%
2	87%
3	79%
4	70%
5	60%
6	50%
7	40%
8	30%
9	20%
10	10%
11+	0%

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STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	1
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PLANNED PREMIUM PAYMENTS	2
PREMIUM PAYMENTS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	2
SALE OF THE CONTRACT	3
PERFORMANCE DATA	3
YIELDS AND TOTAL RETURNS	3
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	4
OTHER INFORMATION	5
RESOLVING MATERIAL CONFLICTS	5
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	5
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS.	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	6
LEGAL MATTERS	6
ADDITIONAL INFORMATION	6
FINANCIAL STATEMENTS	6

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life, including more information concerning compensation paid for the sale of Contracts.  To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus.  You may obtain a copy of the Statement of Additional Information, personalized illustrations of death benefits, net cash surrender values and cash values, without charge, by calling 1-800-616-3670 or by writing to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus.  The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract.  Information about us and the Contract (including the Statement of Additional Information) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC  20549.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-09080

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Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Life Separate Account

Flexible Premium Survivorship Variable Universal Life Insurance Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the flexible premium survivorship variable universal life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2018.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	1
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PLANNED PREMIUM PAYMENTS	2
PREMIUM PAYMENTS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	2
SALE OF THE CONTRACT	3
PERFORMANCE DATA	3
YIELDS AND TOTAL RETURNS	3
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	4
OTHER INFORMATION	5
RESOLVING MATERIAL CONFLICTS	5
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	5
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS.	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	6
LEGAL MATTERS	6
ADDITIONAL INFORMATION	6
FINANCIAL STATEMENTS	6

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE
Established in 1895 in Kansas City, Missouri, Kansas City Life Insurance Company serves policyholders in 48 states and the District of Columbia, except New York and Vermont. Kansas City Life offers a wide variety of product lines that include universal life, term life, interest sensitive whole life, annuities and group products. The company and its subsidiaries reach a wide range of markets with financial services that include insurance and investments.
ADDITIONAL CONTRACT INFORMATION
SPECIALIZED USES OF THE CONTRACT
Because the Contract provides for an accumulation of cash value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See "TAX CONSIDERATIONS" in the Prospectus.)
INCONTESTABILITY
After the Contract has been in force during the Insureds' lifetime for two years from the Contract Date, we may not contest it unless it lapses.
We will not contest any increase in the Additional Insurance Amount after the increase has been in force during the Insureds' lifetime for two years following the effective date of the increase (we will not contest any increase in the Specified Amount in Wyoming) unless the Contract lapses.
If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insureds' lifetime for two years from the date of the reinstatement application unless the Contract lapses.
SUICIDE EXCLUSION
If either Insured dies by suicide, while sane or insane, within two years of the Contract Date (one year in Colorado, Missouri, and North Dakota), the amount payable will be equal to the Contract Value less any Loan Balance.
If either Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Additional Insurance Amount (one year in Colorado, Missouri, and North Dakota), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.
MISSTATEMENT OF AGE OR SEX
If it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and either or both the Insureds' are alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:
•	the cost of insurance deductions that have been made; and
•	the cost of insurance deductions that should have been made.
If after the death of the last surviving Insured while this Contract is in force, it is determined the Age or sex of either Insured as stated in the Contract is not correct, the death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (not applicable in Indiana).
ASSIGNMENT
You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Loan Balance. We will send notices to any assignee we have on record

1

concerning amounts required to be paid during a Grace Period in addition to sending these notices to you. An assignment may have tax consequences.
REDUCED CHARGES FOR ELIGIBLE GROUPS
We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:
•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which Premiums will be collected from the associated individuals;
•	association's capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.
Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.
ADDITIONAL PREMIUM INFORMATION
GENERALLY
Premium Payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a Premium Payment must be made in order for the Premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.
PLANNED PREMIUM PAYMENTS
Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Planned Premium Payments by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium Payment or the total Premiums paid, as discussed in the Prospectus.
PREMIUM PAYMENTS TO PREVENT LAPSE
Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.
•
During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period.  The Premium required to keep the Contract in force will be an amount equal to the lesser of:  (1) the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.

•
After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

UNDERWRITING REQUIREMENTS
Kansas City Life currently places Insureds into one of the four risk classes, based on underwriting:  Preferred Tobacco, Standard Tobacco, Standard Non-tobacco, or Preferred Non-tobacco.  An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco or Standard Non-tobacco classes.  In an

2

otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class.  The available Issue Ages are 20-85 for all rate classes.
•
Non-Tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as Preferred Tobacco or Standard Tobacco.  If an Insured does not qualify as a non-tobacco cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

•
We may place an Insured into a substandard risk class for a temporary period of time, due to occupation, avocation or certain types of health conditions.  We also may place an Insured into a substandard risk class permanently.  These permanent ratings can be reviewed after the policy has been inforce for 2 years.

SALE OF THE CONTRACT
Effective January 1, 2009, the Contract is no longer offered for sale.
We offer the Contracts to the public through Sunset Financial Services, Inc. ("Sunset Financial").
Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri  64121-9364.  Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Sunset Financial is a member of the Securities Investor Protection Corporation.
Sunset Financial offers the Contracts through its registered representatives.  Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives. Registered representatives must be licensed as insurance agents and appointed by us.
We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its registered representatives and also with selling firms who have entered into selling agreements.
Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:
Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2015	$135,174.86	$135,174.86
2016	$134,303.69	$134,303.69
2017	$133,640.78	$133,640.78
* Includes sales compensation paid to registered persons of Sunset Financial.
PERFORMANCE DATA
YIELDS AND TOTAL RETURNS
From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance.  Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio of a Fund. A Portfolio's performance reflects the Portfolio's expenses. See the prospectuses for the Funds.
In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Composite Index of 500 stocks, a widely used measure of stock performance. We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

3

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.
You also should refer to your personalized illustrations, which illustrate variations of Contract Values, Cash Surrender Values and death benefits under your Contract.
MONEY MARKET SUBACCOUNT YIELDS
The current yield of the Federated Government Money Fund II ("Money Market Subaccount") refers to the annualized investment income generated by an investment in the Money Market Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its portfolio securities.
This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, dividing the net change in Money Market Subaccount Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) "common" charges and deductions (as explained below) imposed under the Contract which are attributable to the hypothetical account.
The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted.  The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
The Money Market Subaccount's yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio's operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.
TOTAL RETURNS
The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Contracts funded by that Subaccount may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Contract charges.  The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.
Until a Subaccount has been in operation for 1, 5, and 10 years, respectively, we will include quotes of average annual total return for the period measured from the Subaccount's inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Contract charges currently in effect.

4

Average annual total returns reflect total underlying Portfolio expenses and certain Contract fees and charges assumed to apply to all Contract owners, including the mortality and expense risk charge ("Common Charges").  However, charges such as cost of insurance charges, which are based on certain factors, such as the Insureds' age, sex, number of completed Contract years, Total Sum Insured, and risk class, and which therefore vary with each Contract, are not reflected in average annual total returns, nor are the Premium expense charge or any charges assessed on surrender, partial surrender, or transfer ("Non-Common Charges"). If Non-Common Charges were deducted, performance would be significantly lower.
Because of the charges and deductions imposed under a Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to the corresponding Portfolio. Without these reimbursements and waivers, performance would be lower.
Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.
From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.
From time to time, sales literature or advertisements may also quote average annual total returns for the underlying Funds that reflect all underlying Fund fees and expenses, but do not reflect the deduction of Contract-level expenses (either Common Charges or Non-Common Charges).  Because of the charges and deductions imposed under the Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Funds.
OTHER INFORMATION
RESOLVING MATERIAL CONFLICTS
The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.
We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.
MINIMUM GUARANTEED AND CURRENT INTEREST RATES
We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current interest rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don't necessarily correspond to, prevailing general market interest rates. We will determine current interest rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.
For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out ("LIFO") method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4%.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

5

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS.
Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premiums and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)
We also offer Contracts that don't distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don't distinguish between males and females.
REPORTS TO CONTRACT OWNERS
At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.
EXPERTS
The consolidated financial statements of Kansas City Life Insurance Company as of and for the years ended December 31, 2017 and 2016; the statement of net assets of the Kansas City Life Variable Life Separate Account (Variable Account) as of December 31, 2017, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the years ended December 31, 2017 and 2016; have been included herein in reliance upon the report of BKD, LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.
LEGAL MATTERS
Eversheds Sutherland (US) LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. A. Craig Mason Jr., General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.
ADDITIONAL INFORMATION
We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.
FINANCIAL STATEMENTS
The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:
•	consolidated balance sheets as of December 31, 2017 and 2016; and
•	related consolidated statements of comprehensive income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2017.
The following financial statements for the Variable Account are included in this Statement of Additional Information:
•	statement of net assets as of December 31, 2017; and
•
related statement of operations for the period or year ended December 31, 2017, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2017, and financial highlights for each of the periods or years in the five-year period ended December 31, 2017.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life's invested assets, primarily including fixed income

6

securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life's invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life's financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life's financial statements as having an effect on the investment performance of the assets held in the Variable Account.

7

Financial Information
Amounts in thousands, except share data, security counts, claims counts, or as otherwise noted.
Kansas City Life Insurance Company
Consolidated Balance Sheets
	December 31
	2017	2016
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost: 2017 - $2,442,488; 2016 - $2,438,718)	$2,535,064	$2,530,907
Equity securities available for sale, at fair value (amortized cost: 2017 - $19,236; 2016 - $23,289)	20,770	23,996
Mortgage loans	649,542	630,889
Real estate	193,219	195,621
Policy loans	78,175	79,893
Short-term investments	32,195	27,526
Other investments	2,424	1,388
Total investments	3,511,389	3,490,220

Cash	9,504	9,630
Accrued investment income	31,119	31,586
Deferred acquisition costs	277,182	271,089
Reinsurance recoverables	185,647	187,941
Property and equipment	10,493	15,853
Other assets	85,524	69,838
Separate account assets	419,812	373,256
Total assets	$4,530,670	$4,449,413

LIABILITIES
Future policy benefits	$953,239	$943,643
Policyholder account balances	2,051,311	2,051,728
Policy and contract claims	36,503	34,553
Other policyholder funds	172,850	178,806
Other liabilities	159,800	181,844
Separate account liabilities	419,812	373,256
Total liabilities	3,793,515	3,763,830

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares, issued 18,496,680 shares	23,121	23,121
Additional paid in capital	41,025	41,025
Retained earnings	908,022	868,054
Accumulated other comprehensive income (loss)	6,288	(5,316)
Treasury stock, at cost (2017 and 2016 - 8,813,266 shares)	(241,301)	(241,301)
Total stockholders' equity	737,155	685,583
Total liabilities and stockholders' equity	$4,530,670	$4,449,413
See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Comprehensive Income

	Year Ended December 31
	2017	2016	2015
REVENUES
Insurance revenues:
Net premiums	$179,936	$171,819	$160,175
Contract charges	114,017	111,134	112,030
Total insurance revenues	293,953	282,953	272,205
Investment revenues:
Net investment income	145,825	150,608	157,150
Net realized investment gains, excluding other-than-temporary impairment losses	4,518	5,509	6,248
Net impairment losses recognized in earnings:
Total other-than-temporary impairment losses	—	(563)	(2,189)
Portion of impairment losses recognized in other comprehensive income (loss)	(7)	(57)	(292)
Net other-than-temporary impairment losses recognized in earnings	(7)	(620)	(2,481)
Total investment revenues	150,336	155,497	160,917
Other revenues	6,413	6,572	7,729
Total revenues	450,702	445,022	440,851

BENEFITS AND EXPENSES
Policyholder benefits	210,799	211,866	198,721
Interest credited to policyholder account balances	72,921	72,814	74,326
Amortization of deferred acquisition costs	34,721	27,833	28,348
Operating expenses	102,892	101,465	97,260
Total benefits and expenses	421,333	413,978	398,655

Income before income tax expense (benefit)	29,369	31,044	42,196

Income tax expense (benefit)	(22,172)	8,728	12,970

NET INCOME	$51,541	$22,316	$29,226

COMPREHENSIVE INCOME (LOSS), NET OF TAXES
Change in net unrealized gains (losses) on securities available for sale [1]	$2,042	$(288)	$(43,803)
Change in future policy benefits	1,942	(1,960)	4,913
Change in policyholder account balances	66	(10)	276
Change in benefit plan obligations	6,439	12,152	364
Other comprehensive income (loss)	10,489	9,894	(38,250)

COMPREHENSIVE INCOME (LOSS)	$62,030	$32,210	$(9,024)

Basic and diluted earnings per share:
Net income	$5.32	$2.30	$2.75
1  Net of related adjustments to policyholder account balances, future policy benefits, deferred acquisition costs, value of business acquired, and deferred revenue liability.
See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Stockholders' Equity

	Year Ended December 31
	2017	2016	2015

COMMON STOCK, beginning and end of year	$23,121	$23,121	$23,121

ADDITIONAL PAID IN CAPITAL
Beginning of year	41,025	41,025	41,007
Excess of proceeds over cost of treasury stock sold	—	—	18

End of year	41,025	41,025	41,025

RETAINED EARNINGS
Beginning of year	868,054	856,196	838,508
Net income	51,541	22,316	29,226
Stockholder dividends (2017, 2016, and 2015 - $1.08 per share)	(10,458)	(10,458)	(11,538)
Cumulative effect of adoption of new accounting principle (see Note 2)	(1,115)	—	—

End of year	908,022	868,054	856,196

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Beginning of year	(5,316)	(15,210)	23,040
Other comprehensive income (loss)	10,489	9,894	(38,250)
Cumulative effect of adoption of new accounting principle (see Note 2)	1,115	—	—

End of year	6,288	(5,316)	(15,210)

TREASURY STOCK, at cost
Beginning of year	(241,301)	(241,301)	(182,917)
Cost of shares acquired (2017 and 2016 - 0 shares; 2015 - 1,142,351 shares)	—	—	(58,392)
Cost of shares sold (2017 and 2016 - 0 shares; 2015 - 560 shares)	—	—	8

End of year	(241,301)	(241,301)	(241,301)

TOTAL STOCKHOLDERS' EQUITY	$737,155	$685,583	$663,831

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows

	Year Ended December 31
	2017	2016	2015
OPERATING ACTIVITIES
Net income	$51,541	$22,316	$29,226
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of investment premium and discount	3,026	4,051	4,257
Depreciation	5,727	5,478	5,368
Acquisition costs capitalized	(41,845)	(32,004)	(37,714)
Amortization of deferred acquisition costs	34,721	27,833	28,348
Net realized investment gains	(4,511)	(4,889)	(3,767)
Changes in assets and liabilities:
Reinsurance recoverables	2,294	10,893	(4,409)
Future policy benefits	12,583	14,243	3,182
Policyholder account balances	(28,338)	(22,535)	(20,222)
Income taxes payable and deferred	(25,741)	3,825	7,216
Other, net	5,059	(8,324)	4,207
Net cash provided	14,516	20,887	15,692

INVESTING ACTIVITIES
Purchases:
Fixed maturity securities	(332,552)	(228,007)	(235,767)
Equity securities	(45)	(3)	(38)
Mortgage loans	(105,354)	(153,947)	(141,184)
Real estate	(5,304)	(34,530)	(8,253)
Policy loans	(11,006)	(10,524)	(8,638)
Other investments	(1,242)	(782)	(280)
Sales or maturities, calls, and principal paydowns:
Fixed maturity securities	326,923	279,854	298,913
Equity securities	4,075	118	33
Mortgage loans	85,891	112,152	91,096
Real estate	2,205	2,042	20,000
Policy loans	12,722	12,026	10,799
Other investments	1,786	383	419
Net sales (purchases) of short-term investments	(4,669)	(5,052)	16,633
Net acquisition of property and equipment	(1,874)	(938)	(683)
Net cash provided (used)	(28,444)	(27,208)	43,050

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows (Continued)

	Year Ended December 31
	2017	2016	2015
FINANCING ACTIVITIES
Deposits on policyholder account balances	$226,313	$215,688	$217,929
Withdrawals from policyholder account balances	(203,249)	(205,372)	(222,907)
Net transfers from separate accounts	5,625	7,670	9,026
Change in other deposits	(4,429)	572	3,954
Cash dividends to stockholders	(10,458)	(10,458)	(11,538)
Net change in treasury stock	—	—	(58,366)
Net cash provided (used)	13,802	8,100	(61,902)

Increase (decrease) in cash	(126)	1,779	(3,160)
Cash at beginning of year	9,630	7,851	11,011
Cash at end of year	$9,504	$9,630	$7,851

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

1. Nature of Operations and Significant Accounting Policies
Business
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia.  The consolidated entity (the Company) offers a diversified portfolio of individual insurance, annuity, and group life and health products through its three life insurance companies.  Kansas City Life Insurance Company (Kansas City Life) is the parent company.  Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American) are wholly-owned subsidiaries.  The Company also has non-insurance subsidiaries that individually and collectively are not material.  The terms "the Company," "we," "us," and "our" are used in these consolidated financial statements to refer to Kansas City Life Insurance Company and its subsidiaries.
We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  For additional information on our segments, please see Note 18 - Segment Information.
Basis of Presentation
The consolidated financial statements and the accompanying notes to the consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries, principally Sunset Life and Old American.  Significant intercompany transactions have been eliminated in consolidation and certain immaterial reclassifications have been made to the prior period results to conform with the current period's presentation.
Business Changes
In December 2015, the Company completed a reverse/forward stock-split transaction.  This transaction occurred as part of a 1-for-250 reverse stock split of our common stock.  We purchased approximately 906,500 shares or 9% of the outstanding shares valued at $52.50 per share for $47.6 million.  We subsequently completed a 250-for-1 forward stock split for each one share of our common stock (including each fractional share of such class of stock in excess of one share).  The purpose of the transaction was to allow us to deregister from the Securities and Exchange Commission (SEC) and to delist our common stock from the NASDAQ Capital Market.  These activities were effective as of December 16, 2015.  Effective January 4, 2016, we began trading on the OTCQX® Market.  Please refer to www.kclife.com for more information on the specific transactions identified above.
Use of Estimates
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.  Significant estimates required in the preparation of the consolidated financial statements include the fair value of invested assets, deferred acquisition costs (DAC), deferred income taxes, value of business acquired (VOBA), deferred revenue liability (DRL), policyholder account balances, future policy benefits, policy and contract claim liabilities, and pension and other postemployment benefits.

Significant Accounting Policies
Investments
Valuation of Investments and Other-than-Temporary Impairments
Our principal investments are in fixed maturity securities, mortgage loans, and real estate; all of which are exposed to at least three primary sources of investment risk, including: credit, interest rate, and liquidity.  Fixed maturity and equity securities, which are all classified as available for sale, are carried at fair value in the Consolidated Balance Sheets, with unrealized gains or losses recorded in accumulated other comprehensive income (loss).  The unrealized gains or losses are recorded net of the adjustment to policyholder account balances, future policy benefits, DAC, VOBA, and DRL to reflect what would have been earned had those gains or losses been realized and the proceeds reinvested.  The adjustments to DAC, VOBA, and DRL represent changes in the amortization that would have been required as a charge or credit to income had such unrealized amounts been realized.  The adjustments to policyholder account balances and future policy benefits represent the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were different from the then-current effective portfolio rate.  The amortized cost of a security is adjusted for declines in value that are other-than-temporary.  Other-than-temporary impairment losses are reported as a component of investment revenues in the Consolidated Statements of Comprehensive Income, which also presents the amount of non-credit impairment losses for certain fixed maturity securities that are reported in accumulated other comprehensive income (loss).  See Note 3 - Investments

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

for additional discussion of our considerations related to other-than-temporary impairments.  For additional information regarding fair value, please see Note 4 - Fair Value Measurements.
Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less an allowance for loan losses.  A loan is considered impaired if it is probable that all contractual amounts due will not be collected.  The allowance for loan losses is maintained at a level believed by management to be adequate to absorb potential future incurred credit losses.  Management's periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors, along with specific risks related to specific loans.  Loans in foreclosure, loans considered to be impaired, and loans past due 90 days or more are placed on non-accrual status.
Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, industrial warehouses, unimproved land for future development, and affordable housing real estate joint ventures.  Real estate joint ventures are consolidated when required.  The initial cost of the non-consolidated affordable housing real estate joint ventures is amortized in proportion to the tax credits and other tax benefits received and the net investment performance is recognized in the Consolidated Statements of Comprehensive Income as a component of income tax expense.  The investments in other non-consolidated real estate joint ventures are recorded using the equity method of accounting, in which the initial cost of the investment is adjusted for earnings and cash contributions or distributions.
Policy loans are carried at the outstanding principal amount.  Short-term investments include highly-liquid investments in institutional money market funds that are carried at net asset value (NAV).
Investment Income
Investment income is recognized when earned.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method.  Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date.
Future Policy Benefits
We establish liabilities for amounts payable under insurance policies, including traditional life insurance, immediate annuities with life contingencies, supplementary contracts with life contingencies, group life insurance, and accident and health insurance.  These liabilities originate from new premiums and conversions from other products and are generally payable over an extended period of time.
Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality, and withdrawals.  These estimates include provisions for experience less favorable than initially expected.  Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables.  The 2008 Valuation Basic Table, the 2001 Valuation Basic Table, and the 1975-1980 Select and Ultimate Basic Table serve as the bases for most mortality assumptions.
Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are computed by calculating an actuarial present value of future policy benefits, based upon estimates for investment yields and mortality at the time of issue.  The 2012 Individual Annuity Reserving Table, the Annuity 2000 Table, the 1983 Individual Annuity Mortality Table, and the 1971 Individual Annuity Mortality Table serve as the bases for most immediate annuity and supplementary contract mortality assumptions.
Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred-but-not-reported (IBNR).  These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends, and industry experience.
The following table provides detail about the composition of future policy benefits at December 31.
	2017	2016
Life insurance	$645,088	$638,231
Immediate annuities and supplementary contracts without life contingencies	275,268	273,285
Accident and health insurance	32,883	32,127
Future policy benefits	$953,239	$943,643

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Policyholder Account Balances
Policyholder account balances include universal life insurance, fixed deferred annuity contracts, and investment-type contracts.  Liabilities for policyholder account balances are included without reduction for potential surrender charges.  These liabilities originate from new deposits and conversions from other products.  Policyholder account balances are equal to cumulative deposits, less contract charges and withdrawals, plus interest credited.  Deferred front-end contract charges reduce policyholder account balance liabilities and increase the other policyholder funds liability, and are amortized over the term of the policies in a manner similar to DAC, as discussed below.  Interest on policyholder account balances is credited as earned.
On an ongoing basis, we perform testing and analysis on our blocks of business to ensure the assumptions made remain viable.  We also periodically perform sensitivity testing on these blocks of business to ensure we maintain the capacity to meet an increase in policyholder benefits, namely increased surrenders, policy loans, or other policyholder elective withdrawals.  If it is determined that our established reserves are not adequate, additional reserves will be added.
Crediting rates for universal life insurance and fixed deferred annuity products ranged from 1.00% to 5.50% in 2017, 2016, and 2015.
The following table provides detail about the composition of policyholder account balances at December 31.
	2017	2016
Universal life insurance	$919,022	$921,669
Fixed deferred annuities	1,078,819	1,075,576
Immediate annuities and supplementary contracts without life contingencies	53,470	54,483
Policyholder account balances	$2,051,311	$2,051,728
Deferred Acquisition Costs
DAC, principally agent commissions and other selling, selection, and issue costs, which are related directly to the successful acquisition of new or renewal insurance contracts, are capitalized as incurred.  At least annually, we review our DAC capitalization policy and the specific items which are capitalized under existing guidance.
Policy acquisition costs associated with traditional life products are deferred and amortized over the premium paying period.  Assumptions related to DAC on traditional life insurance products are typically determined at inception and remain unchanged with any future premium deficiency recorded first as a reduction of DAC.
Policy acquisition costs that relate to interest sensitive and variable insurance products are deferred and amortized in relation to the estimated gross profits to be realized over the lives of the contracts.  Estimated gross profits for interest sensitive and variable insurance products are projected using assumptions as to net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  At the issuance of policies, projections of estimated gross profits are made.  These projections are then replaced by actual gross profits over the lives of the policies. In addition to other factors, emerging experience may lead to a revised outlook for the remaining estimated gross profits.  Accordingly, DAC may be recalculated (unlocked) using these new assumptions and any resulting adjustment is included in income in the period such an unlocking is deemed appropriate.  See the Unlocking and Refinements in Estimates section below for additional information.
The DAC asset is adjusted to reflect the impact of realized and unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.
DAC is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize DAC, the asset will be adjusted downward with the adjustment recorded as an expense in the current period.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides information about DAC at December 31.

	2017	2016	2015
Balance at beginning of year	$271,089	$267,936	$249,195
Capitalization of commissions and expenses	41,845	32,004	37,714
Gross amortization	(48,064)	(41,375)	(41,832)
Accrual of interest	13,343	13,542	13,484
Amortization due to realized investment (gains) losses	(49)	(201)	(18)
Change in DAC due to the change in unrealized investment gains	(982)	(817)	9,393
Balance at end of year	$277,182	$271,089	$267,936
Value of Business Acquired
The concept of VOBA is no longer applied to business combinations.  Rather, under current guidance for business combinations, all assets and liabilities are reported at fair value at acquisition and an intangible asset or liability may result due to differences between fair value and consideration paid.  However, prior to the adoption of ASC No. 805 Business Combinations, a portion of the purchase price was allocated to a separately identifiable intangible asset, VOBA, when a new block of business was acquired or when an insurance company was purchased.  VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized with interest in proportion to future premium revenues or the expected future profits, depending on the type of business acquired.  VOBA is reported as a component of other assets with related amortization included in operating expenses.  Amortization of VOBA occurs with interest over the anticipated life of the underlying business to which it relates, initially 15 to 30 years.  The assumptions regarding future experience on interest sensitive business can affect the carrying value of VOBA, similar to DAC.  These assumptions include interest spreads, mortality, expense margins, and policy and premium persistency experience.
The VOBA asset is adjusted to reflect the impact of realized and unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.
VOBA is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize VOBA, the asset will be adjusted downward with the adjustment recorded as an expense in the current period.
The following table provides information about VOBA at December 31.
	2017	2016	2015
Balance at beginning of year	$23,090	$24,283	$24,655
Gross amortization	(4,925)	(4,215)	(5,679)
Accrual of interest	1,471	1,591	1,795
Amortization due to realized investment (gains) losses	(6)	(14)	(5)
Change in VOBA due to the change in unrealized investment gains	667	1,445	3,517
Balance at end of year	$20,297	$23,090	$24,283
Interest accrued on the VOBA of one block was at the rates of 4.22% on the interest sensitive life block and 5.25% on the traditional life block, based upon the credited rates of the VOBA policies.  The VOBA on a separate acquired block of business used a 7.00% interest rate on the traditional life portion and a 5.40% interest rate on the interest sensitive portion, based upon rates appropriate at the time of acquisition.
Deferred Revenue Liabilities
Deferred revenue liabilities represent the capitalization of revenues received from contracts as compensation for services to be provided by the Company in future periods.  Such loads and charges are reported as unearned revenue in the period received and are subsequently recognized as income over the policy benefit period, using the same assumptions and factors used to amortize DAC.  Similar to DAC, these amounts are amortized in relation to estimated gross profits for interest sensitive and variable insurance products.  However, unlike DAC, the amortization of the DRL results in the recognition of revenue rather than expense.  The DRL could be impacted by unlocking and refinements in estimates, as discussed in the following section.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Unlocking and Refinements in Estimates
At least annually, we review the models and the assumptions used to develop expected gross profits for interest sensitive and variable insurance products based upon management's current view of future events.  Key assumptions analyzed include net interest income, net realized investments gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  Management's view primarily reflects Company experience but can also reflect emerging trends within the industry.  Short-term deviations in experience affect the amortization of DAC, VOBA, and DRL in the period, but do not necessarily indicate that a change to the long-term assumptions of future experience is warranted.  If it is determined that it is appropriate to change the assumptions related to future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated.  As such, unlocking adjustments often reflect revisions to multiple assumptions.  The DAC, VOBA, or DRL balance is immediately impacted by any assumption changes, with the change reflected through the Consolidated Statements of Comprehensive Income as an unlocking adjustment.  These adjustments can be positive or negative, and adjustments increasing the DAC asset are limited to amounts previously deferred plus interest accrued through the date of the adjustment.  In addition, unlocking adjustments may also impact other line items in the financial statements such as change in reserves.
We also consider refinements in estimates due to improved capabilities resulting from administrative or actuarial system enhancements.  We consider such enhancements to determine whether and to what extent they are associated with prior periods or simply improvements in the projection of future expected gross profits due to improved functionality.  To the extent they represent such improvements, these items are applied to DAC, VOBA, and DRL in a manner similar to unlocking adjustments.
The following table summarizes the effects of the refinements in estimates on all products and unlocking of assumptions on interest sensitive products in the Consolidated Statements of Comprehensive Income for the years ended December 31.  Positive numbers are increases to income and negative numbers are reductions to income.
	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
2017:
Unlocking	$(344)	$(1,246)	$(46)	$(1,636)
Refinement in estimate	(1,378)	—	2,004	626
	$(1,722)	$(1,246)	$1,958	$(1,010)

	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
2016:
Unlocking	$5,918	$536	$(1,153)	$5,301
Refinement in estimate	(82)	—	178	96
	$5,836	$536	$(975)	$5,397

	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
2015:
Unlocking	$6,380	$(862)	$(2,344)	$3,174
Refinement in estimate	—	—	—	—
	$6,380	$(862)	$(2,344)	$3,174

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The unlocking and refinements in estimates resulted in a net $1.0 million reduction to pre-tax income in 2017 and net increases to pre-tax income of $5.4 million in 2016 and $3.2 million in 2015.  The unlocking in 2017 was primarily driven by low interest rates and the implementation of specific cost of insurance charges for certain plans.  The unlocking in 2016 was associated with favorable adjustments for mortality, which was in part offset by adjustments related to interest rates.  The unlocking in 2015 was associated with favorable adjustments for mortality and expenses, partially offset by adjustments related to interest rates.
In addition, we had a $0.3 million reserve increase in 2017, a $3.7 million reserve increase in 2016, and a $0.3 million reserve decrease in 2015 related to the impacts of unlocking.  The impact to pre-tax income of all adjustments related to unlocking and refinements in estimates, including insurance revenues, amortization of DAC and VOBA, and policy holder benefits, was a decrease of $1.3 million in 2017, an increase of $1.7 million in 2016, and an increase of $3.5 million in 2015.
Pensions and Other Postemployment Benefits (OPEB)
The measurement of pension and other postemployment benefit obligations and costs depends on a variety of assumptions.  Changes in the valuation of pension obligations and assets supporting this obligation can significantly impact the funded status.  Assumptions are made regarding the discount rate, expected long-term rate of return on plan assets, health care claim costs, health care cost trends, retirement rates, and mortality.  Generally, the discount rate, expected return on plan assets, and mortality tables have the most significant impact on the cost.  The components of benefit cost are included in Operating Expenses in the Consolidated Statements of Comprehensive Income.  See Note 13 - Pensions and Other Postemployment Benefits for further details.
Separate Accounts and Guaranteed Minimum Withdrawal Benefits (GMWB)
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues to the Company from separate accounts are derived from directly-issued policies and contracts, as well as reinsurance assumed business.  These revenues consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.
We offer a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The rider is considered to be a financial derivative and, as such, is accounted for at fair value.  The value of the riders will fluctuate depending on market conditions, but is principally impacted by stock market volatility, interest rates, and equity market returns.  The change in value could have a material impact on earnings.  See further discussion in Note 4.
Reinsurance
Consistent with the general practice of the life insurance industry, we enter into traditional indemnity reinsurance agreements with other insurance companies to support sales of selected new products and the in force business.  The reinsurance arrangements have taken various forms over the years.  We cede reinsurance in force on all of the following bases: automatic and facultative; yearly renewable term (YRT) and coinsurance; and excess and quota share basis.  For additional information pertaining to our significant reinsurers, along with additional information pertaining to reinsurance, please see Note 15 - Reinsurance.
Future policy benefits and other related assets are not reduced for reinsurance ceded in the Consolidated Balance Sheets.  A reinsurance recoverable is established for these items.  Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits, and policyholder account balances.  All insurance related revenues, benefits, and expenses are reported net of reinsurance ceded in the Consolidated Statements of Comprehensive Income.
In addition, we have two large reinsurance assumed arrangements.  We acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  These assumed policies and contracts are accounted for in a manner similar to that used for direct business.  We also acquired a block of variable universal life insurance policies and variable annuity contracts in 2013.  We receive fees based upon both specific transactions and the fund value of the block of policies, as provided under modified coinsurance transactions.  Also, as required under modified coinsurance transaction accounting, the separate account fund balances are not recorded as separate accounts on our financial statements.  The coinsurance portion of the transaction, which is invested in our fixed funds, is included in Future Policy Benefits in the Consolidated Balance Sheets.  We record these fixed fund accounts as a separate block under our general accounts.  We receive fees on both the separate accounts and the fixed fund accounts.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Recognition of Insurance Revenues
Premiums
Premiums for traditional life insurance products are reported as revenue when due.  Premiums for immediate annuities with life contingencies are reported as revenue when received.  Premiums on accident and health, disability, and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.
Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues, and surrender charges on policyholder account balances.  Cost of insurance relates to charges for mortality.  These charges are applied to the excess of the mortality benefit over the account value for universal life policies.  Expense loads are amounts that are assessed against the policyholder balance as consideration for origination and maintenance of the contract.  Surrender charges are fees on policyholder account balances upon cancelation or withdrawal of policyholder account balances consistent with policy terms.
An additional component of contract charges is the recognition over time of the DRL for certain fixed and variable universal life policies.  This liability arises from front-end loads on such policies and is recognized into the Consolidated Statements of Comprehensive Income in a manner similar to the amortization of DAC.  If it is determined that it is appropriate to change the assumptions of future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated, and unlocking adjustments often reflect revisions to multiple assumptions.  In addition, we may also consider refinements in estimates for other unusual or one-time occurrences, such as administrative or actuarial system upgrades.  These items are applied to the appropriate financial statement line items, similar to unlocking adjustments.
The following table provides information about our insurance revenues, net of reinsurance, for the years ended December 31.
	2017	2016	2015
Customer revenues by line of business:
Traditional individual insurance products, net	$120,367	$114,852	$104,599
Interest sensitive products	87,795	84,100	83,013
Variable universal life insurance and annuities	26,222	27,034	29,017
Group life and accident and health products, net	59,569	56,967	55,576
Insurance revenues	$293,953	$282,953	$272,205
Deposits
Deposits related to universal life, fixed deferred annuity contracts, and investment-type products are credited to policyholder account balances.  Deposits are not recorded as revenue and are shown as a Financing Activity in the Consolidated Statements of Cash Flows.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration, and surrender charges, and are recognized in the period in which the benefits and services are provided as contract charges in the Consolidated Statements of Comprehensive Income.
Realized Gains (Losses)
We realize investment gains and losses from several sources, including write-downs of investment securities and mortgage loans, the change in the allowance for mortgage loan losses, and sales of investment securities and real estate.
Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies.
Deferred income taxes are recorded based on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.
On December 22, 2017, the United States enacted tax reform legislation through the Tax Cuts and Jobs Act of 2017 (the TCJA), which significantly changes the existing U.S. tax laws, including a reduction in the corporate tax rate from 35% to 21%, as well as other changes.  As a result of enactment of the legislation, the Company received an additional one-time income tax benefit of $30.5 million during December of 2017, primarily related to the remeasurement of certain deferred tax assets and liabilities.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income and realized gains during the periods in which temporary differences become deductible.  Deferred income taxes include future deductible differences relating to unrealized losses on investment securities.  We evaluate the character and timing of unrealized gains and losses to determine whether future taxable amounts are sufficient to offset future deductible amounts.  A valuation allowance against deferred income tax assets may be required if future taxable income of an appropriate amount and character is not expected.

2. New Accounting Pronouncements
Accounting Pronouncements Adopted During 2017
In February 2018, the Financial Accounting Standards Board (FASB) issued ASU No. 2018-02 Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income.  The newly enacted TCJA lowered the corporate income tax rate to 21%.  Current GAAP requires deferred tax liabilities and assets to be adjusted for the effect of a change in tax laws or rates with the effect included in income from continuing operations in the reporting periods that includes the enactment date.  The reduction of the corporate income tax rate is required to be included in income from continuing operations.  However, items within accumulated other comprehensive income (loss) were subject to historical tax rates.  These are referred to as stranded tax effects in the guidance.  This guidance permits a reclassification from accumulated other comprehensive income (loss) to retained earnings for stranded tax effects resulting from the change in the federal corporate income tax rate.  The reclassification is the difference between the historical corporate income tax rate and the newly enacted 21% corporate income tax rate and can be applied either retrospectively or in the period of adoption.  This guidance is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years.  Early adoption is permitted.  We early-adopted this guidance effective December 31, 2017 with application in the period of adoption, resulting in a reclassification of $1.1 million between retained earnings and accumulated other comprehensive income (loss).
Accounting Pronouncements Adopted During 2018
In May 2014, the FASB issued ASU No. 2014-09 Revenue from Contracts with Customers (Topic 606).  Topic 606 requires companies to recognize revenue that depicts the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services.  As an insurance enterprise, our primary sources of revenue are excluded from this guidance, including insurance premiums, contract charges, and investment revenues.  We have certain types of non-insurance and non-investment revenue from contracts with customers that fall under this guidance.  These revenues are recognized when obligations under the terms of the contract are satisfied.  The amount of revenue recognized reflects the consideration we expect to be entitled to in exchange for those services.  For these revenues, the performance obligation is fulfilled as services are rendered.  Revenues from contracts with customers identified under Topic 606 are not material, totaling less than 1% of our total revenues for the year ended December 31, 2017.    Effective January 1, 2018, the Company adopted ASU No. 2014-09 through the modified retrospective approach with no material impact to our consolidated financial statements.
In January 2016, the FASB issued guidance regarding accounting for recognition and measurement of financial assets and financial liabilities.  The new standard significantly revises an entity's accounting related to the classification and measurement of investments in equity securities and the presentation of certain fair value changes for financial liabilities measured at fair value.  It also amends certain disclosure requirements associated with the fair value of financial instruments.  We currently hold equity securities classified as available for sale securities that are measured at fair value with changes in fair value recognized through other comprehensive income (loss).  Upon adoption of this guidance, changes in fair value of equity securities will be recognized through net income, which may cause an increase in volatility in the Consolidated Statements of Comprehensive Income.  This guidance is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2017 with early adoption allowed.  We adopted this guidance effective January 1, 2018 with no material impact to our consolidated financial statements as we have limited ownership in equity investments.
In August 2016, the FASB issued guidance regarding the presentation and classification of certain cash receipts and cash payments in the statement of cash flows.  This guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years.  We adopted this guidance effective January 1, 2018 with no material impact to our consolidated financial statements.
In March 2017, the FASB issued guidance to improve the presentation of net periodic pension cost and net periodic postretirement benefit cost.  This guidance is effective for annual periods beginning after December 15, 2017, including interim periods within those annual periods.  We adopted this guidance effective January 1, 2018 with no material impact to our consolidated financial statements.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Accounting Pronouncements Issued, Not Yet Adopted
In February 2016, the FASB issued guidance regarding leases.  This guidance includes a lessee model that will cause most leases to be reported on the balance sheet.  In addition, the guidance aligns existing GAAP pertaining to leases with the new revenue recognition model that will be effective for periods beginning after December 15, 2017.  This guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years.  We are currently evaluating this guidance.
In June 2016, the FASB issued guidance regarding the measurement of credit losses on financial instruments.  Under this guidance, the incurred loss impairment methodology used under current GAAP for loans and other financial instruments will be replaced by a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates.  Additional disclosures will be required to provide additional information regarding significant estimates and judgments used in estimating credit losses, as well as the credit quality and underwriting standards of an organization's portfolio.  This guidance is effective for fiscal years beginning after December 15, 2020 and interim periods within those fiscal years.  We are currently evaluating this guidance.
In March 2017, the FASB issued guidance to amend the amortization period for certain purchased callable debt securities held at a premium.  The amortization period for premiums is being shortened to the earliest call date.  This guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2018.  We are currently evaluating this guidance.
All other new accounting standards and updates of existing standards issued through the date of this filing were considered by management and did not relate to accounting policies and procedures pertinent to us at this time or were not expected to have a material impact to the consolidated financial statements.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

3. Investments
Fixed Maturity and Equity Securities Available for Sale
Securities by Asset Class
The following table provides amortized cost and fair value of securities by asset class at December 31, 2017.
	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
U.S. Treasury securities and obligations of U.S. Government	$128,087	$4,653	$210	$132,530
Federal agency issued residential mortgage-backed securities [1]	28,248	2,053	43	30,258
Subtotal	156,335	6,706	253	162,788
Corporate obligations:
Industrial	484,395	18,128	946	501,577
Energy	175,403	7,835	1,274	181,964
Communications and technology	235,219	11,860	430	246,649
Financial	253,346	8,670	569	261,447
Consumer	564,621	14,418	2,361	576,678
Public utilities	258,341	11,148	1,394	268,095
Subtotal	1,971,325	72,059	6,974	2,036,410
Corporate private-labeled residential mortgage-backed securities	33,281	2,910	—	36,191
Municipal securities	182,678	20,913	349	203,242
Other	84,355	510	3,356	81,509
Redeemable preferred stocks	14,514	410	—	14,924
Fixed maturity securities	2,442,488	103,508	10,932	2,535,064
Equity securities	19,236	1,544	10	20,770
Total	$2,461,724	$105,052	$10,942	$2,555,834
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides amortized cost and fair value of securities by asset class at December 31, 2016.
	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
U.S. Treasury securities and obligations of U.S. Government	$148,468	$5,246	$849	$152,865
Federal agencies [1]	19,796	515	—	20,311
Federal agency issued residential mortgage-backed securities [1]	25,868	2,973	1	28,840
Subtotal	194,132	8,734	850	202,016
Corporate obligations:
Industrial	506,218	20,445	2,176	524,487
Energy	201,416	7,880	2,778	206,518
Communications and technology	234,280	12,630	1,193	245,717
Financial	200,124	9,928	919	209,133
Consumer	564,868	16,431	2,989	578,310
Public utilities	239,719	13,132	2,562	250,289
Subtotal	1,946,625	80,446	12,617	2,014,454
Corporate private-labeled residential mortgage-backed securities	41,969	2,563	—	44,532
Municipal securities	147,384	17,546	696	164,234
Other	94,062	1,122	2,989	92,195
Redeemable preferred stocks	14,546	125	1,195	13,476
Fixed maturity securities	2,438,718	110,536	18,347	2,530,907
Equity securities	23,289	1,386	679	23,996
Total	$2,462,007	$111,922	$19,026	$2,554,903
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
Contractual Maturities
The following table provides the distribution of maturities for fixed maturity securities available for sale.  Expected maturities may differ from these contractual maturities since issuers or borrowers may have the right to call or prepay obligations.
	December 31, 2017		December 31, 2016
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$137,483	$139,713	$177,007	$180,934
Due after one year through five years	769,096	794,260	751,986	788,759
Due after five years through ten years	1,003,469	1,034,593	1,020,233	1,043,340
Due after ten years	429,651	457,002	372,488	394,254
Securities with variable principal payments	88,275	94,572	102,458	110,144
Redeemable preferred stocks	14,514	14,924	14,546	13,476
Total	$2,442,488	$2,535,064	$2,438,718	$2,530,907

No material derivative financial instruments were held during the years ended December 31, 2017, 2016, or 2015.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Unrealized Losses on Investments
At the end of each quarter, all securities are reviewed to determine whether impairments exist and whether other-than-temporary impairments should be recorded.  This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.  Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost.  A formal review document is prepared no less often than quarterly of all investments where fair value is less than 80% of amortized cost for six months or more and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.
We consider relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary.  Relevant facts and circumstances considered include but are not limited to:
•	The current fair value of the security as compared to amortized cost;
•	The credit rating of the security;
•	The extent and the length of time the fair value has been below amortized cost;
•
The financial position of the issuer, including the current and future impact of any specific events, material declines in the issuer's revenues, margins, cash positions, liquidity issues, asset quality, debt levels, and income results;

•	Significant management or organizational changes of the issuer;
•	Significant uncertainty regarding the issuer's industry;
•	Violation of financial covenants;
•	Consideration of information or evidence that supports timely recovery;
•	The intent and ability to hold a security until it recovers in value;
•	Whether we intend to sell a debt security and whether it is more likely than not that we will be required to sell a debt security before recovery of the amortized cost basis; and
•	Other business factors related to the issuer's industry.
To the extent we determine that a fixed maturity security is deemed to be other-than-temporarily impaired, the portion of the impairment that is deemed to be due to credit is charged to earnings in the Consolidated Statements of Comprehensive Income and the cost basis of the underlying investment is reduced.  The portion of such impairment that is determined to be non-credit-related is reflected in other comprehensive income (loss) and accumulated other comprehensive income (loss).
There are a number of significant risks and uncertainties inherent in the process of monitoring impairments, determining if an impairment is other-than-temporary, and determining the portion of an other-than-temporary impairment that is due to credit.  These risks and uncertainties include but are not limited to:
•	The risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;
•
The risk that the performance of the underlying collateral for securities could deteriorate in the future and credit enhancement levels and recovery values do not provide sufficient protection to contractual principal and interest;

•
The risk that fraudulent, inaccurate, or misleading information could be provided to our credit, investment, and accounting professionals who determine the fair value estimates and accounting treatment for securities;

•	The risk that actions of trustees, custodians, or other parties with interests in the security may have an unforeseen adverse impact on our investments;
•	The risk that new information obtained or changes in other facts and circumstances may lead us to change our intent to sell the security before it recovers in value;
•	The risk that facts and circumstances change such that it becomes more likely than not that we will be required to sell the investment before recovery of the amortized cost basis; and
•	The risk that the methodology or assumptions used to develop estimates of the portion of impairments due to credit prove, over time, to be inaccurate or insufficient.
Any of these situations could result in a charge to income in a future period.
Once a security is determined to have met certain of the criteria for consideration as being other-than-temporarily impaired, further information is gathered and evaluated pertaining to the particular security.  If the security is an unsecured obligation, the additional research is a top-down approach with particular emphasis on the likelihood of the issuer to meet the contractual terms of the obligation.  If the security is secured by an asset or guaranteed by another party, the value of the underlying secured asset or the financial ability of the third-party guarantor is evaluated as a secondary source of repayment.  Such research is based upon a top-down approach, narrowing to the specific estimates of value and cash flow of the underlying secured asset or guarantor.  If the security is a collateralized obligation, such as a mortgage-backed or other asset-backed instrument, research is also conducted to

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

obtain and analyze the performance of the collateral relative to expectations at the time of acquisition and with regard to projections for the future.  Such analyses are based upon historical results, trends, comparisons to collateral performance of similar securities, and analyses performed by third parties.  This information is used to develop projected cash flows that are compared to the amortized cost of the security.
We may selectively determine that we no longer intend to hold a specific issue to its maturity.  If we make this determination and the fair value is less than the cost basis, the investment is written down to the fair value and an other-than-temporary impairment is recorded.  Subsequently, we seek to obtain the best possible outcome available for this specific issue and record an investment gain or loss at the disposal date.
A discounted future cash flow calculation becomes the primary determinant of whether any portion and to what extent an unrealized loss is due to credit on loan-backed and similar asset-backed securities.  Such indications typically include below investment grade ratings and significant unrealized losses for an extended period of time, among other factors.  We identified 14 non-U.S. agency mortgage-backed securities that were determined to have such indications at December 31, 2017.  We identified 16 non-U.S. agency mortgage-backed securities that were determined to have such indications at December 31, 2016.  A discounted future cash flow analysis was performed for each of these securities to determine if any portion of the impairment was due to credit and deemed to be other-than-temporary.  The discount rate used in calculating the present value of future cash flows was the investment yield at the time of purchase for each security.  The initial default rates were assumed to remain constant or grade down over time, reflecting our estimate of stabilized collateral performance in the future for such securities.  This amount is recognized as a realized loss in the Consolidated Statements of Comprehensive Income and the carrying value of the security is written down by the same amount.  The portion of an impairment that is determined not to be due to credit is recorded as a component of accumulated other comprehensive income (loss) in the Consolidated Balance Sheets.  No impairments were recorded in the year ended December 31, 2017 and $0.6 million of impairments were recorded in the year ended December 31, 2016.
Significant unrealized losses on securities can continue for extended periods of time, particularly for certain individual securities.  While this can be an indication of potential credit impairments, it can also be an indication of illiquidity in a particular sector or security.  In addition, the fair value of an individual security can be heavily influenced by the complexities of varying market sentiment or uncertainty regarding the prospects for an individual security.  Based upon the process described above, we are best able to determine if and to what extent credit impairment may exist in these securities by performing present value calculations of projected future cash flows at the conclusion of each reporting period.  By reviewing the most recent data available regarding the security and other relevant industry and market factors, we can modify assumptions used in the cash flow projections and determine the best estimate of the portion of any impairment that is due to credit at the conclusion of each period.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides information regarding fixed maturity and equity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2017.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$18,428	$121	$5,011	$89	$23,439	$210
Federal agency issued residential mortgage-backed securities [1]	7,992	42	29	1	8,021	43
Subtotal	26,420	163	5,040	90	31,460	253
Corporate obligations:
Industrial	45,927	477	21,142	469	67,069	946
Energy	30,670	202	23,879	1,072	54,549	1,274
Communications and technology	24,804	106	11,004	324	35,808	430
Financial	49,488	290	8,697	279	58,185	569
Consumer	82,018	1,000	43,194	1,361	125,212	2,361
Public utilities	23,249	189	32,871	1,205	56,120	1,394
Subtotal	256,156	2,264	140,787	4,710	396,943	6,974
Municipal securities	14,151	96	5,666	253	19,817	349
Other	13,748	107	35,519	3,249	49,267	3,356
Fixed maturity securities	310,475	2,630	187,012	8,302	497,487	10,932
Equity securities	2,101	10	—	—	2,101	10
Total	$312,576	$2,640	$187,012	$8,302	$499,588	$10,942
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides information regarding fixed maturity and equity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2016.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$37,557	$849	$4	$—	$37,561	$849
Federal agency issued residential mortgage-backed securities [1]	180	—	41	1	221	1
Subtotal	37,737	849	45	1	37,782	850
Corporate obligations:
Industrial	91,106	2,054	2,976	122	94,082	2,176
Energy	31,575	600	37,984	2,178	69,559	2,778
Communications and technology	35,985	745	6,953	448	42,938	1,193
Financial	21,914	199	5,165	720	27,079	919
Consumer	121,552	2,989	—	—	121,552	2,989
Public utilities	46,917	2,479	1,038	83	47,955	2,562
Subtotal	349,049	9,066	54,116	3,551	403,165	12,617
Municipal securities	16,948	696	—	—	16,948	696
Other	4,943	64	44,190	2,925	49,133	2,989
Redeemable preferred stocks	9,851	1,195	—	—	9,851	1,195
Fixed maturity securities	418,528	11,870	98,351	6,477	516,879	18,347
Equity securities	11,430	679	—	—	11,430	679
Total	$429,958	$12,549	$98,351	$6,477	$528,309	$19,026
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
The following table provides information regarding the number of fixed maturity and equity security issues with unrealized losses at December 31.
	2017	2016
Below cost for less than one year	136	160
Below cost for one year or more and less than three years	52	20
Below cost for three years or more	12	8
Total	200	188
We do not consider the unrealized losses related to these securities to be credit-related.  The unrealized losses at both December 31, 2017 and December 31, 2016 primarily related to changes in interest rates and market spreads subsequent to purchase.  A substantial portion of investment securities that have unrealized losses are either corporate debt issued with investment grade credit ratings or other investment securities.  Included in other investment securities are commercial mortgage-backed securities and asset-backed securities.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table summarizes investments in fixed maturity and equity securities available for sale with unrealized losses at December 31, 2017.
	Amortized Cost	Fair Value	Unrealized Losses
Securities owned without realized impairment:
Unrealized losses of 10% or less	$483,758	$475,738	$8,020
Unrealized losses of 20% or less and greater than 10%	24,959	22,104	2,855
Subtotal	508,717	497,842	10,875
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	—	—	—
Twelve months or greater	—	—	—
Total investment grade	—	—	—
Below investment grade:
Less than twelve months	—	—	—
Twelve months or greater	—	—	—
Total below investment grade	—	—	—
Unrealized losses greater than 20%	—	—	—
Subtotal	508,717	497,842	10,875

Securities owned with realized impairment:
Unrealized losses of 10% or less	1,813	1,746	67
Unrealized losses of 20% or less and greater than 10%	—	—	—
Subtotal	1,813	1,746	67
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	—	—	—
Twelve months or greater	—	—	—
Total investment grade	—	—	—
Below investment grade:
Less than twelve months	—	—	—
Twelve months or greater	—	—	—
Total below investment grade	—	—	—
Unrealized losses greater than 20%	—	—	—
Subtotal	1,813	1,746	67
Total	$510,530	$499,588	$10,942

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table summarizes investments in fixed maturity and equity securities available for sale with unrealized losses at December 31, 2016.
	Amortized Cost	Fair Value	Unrealized Losses
Securities owned without realized impairment:
Unrealized losses of 10% or less	$517,145	$501,873	$15,272
Unrealized losses of 20% or less and greater than 10%	26,552	23,093	3,459
Subtotal	543,697	524,966	18,731
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	—	—	—
Twelve months or greater	908	715	193
Total investment grade	908	715	193
Below investment grade:
Less than twelve months	130	104	26
Twelve months or greater	—	—	—
Total below investment grade	130	104	26
Unrealized losses greater than 20%	1,038	819	219
Subtotal	544,735	525,785	18,950

Securities owned with realized impairment:
Unrealized losses of 10% or less	2,526	2,464	62
Unrealized losses of 20% or less and greater than 10%	74	60	14
Subtotal	2,600	2,524	76
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	—	—	—
Twelve months or greater	—	—	—
Total investment grade	—	—	—
Below investment grade:
Less than twelve months	—	—	—
Twelve months or greater	—	—	—
Total below investment grade	—	—	—
Unrealized losses greater than 20%	—	—	—
Subtotal	2,600	2,524	76
Total	$547,335	$528,309	$19,026

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor's rating at December 31, 2017.
	Fair Value	% of Total	Unrealized Losses	% of Total
AAA	$18,736	4%	$519	5%
AA	84,309	17%	2,118	19%
A	163,721	33%	2,253	21%
BBB	199,697	40%	2,902	26%
Total investment grade	466,463	94%	7,792	71%
BB	9,866	2%	634	6%
B and below	21,158	4%	2,506	23%
Total below investment grade	31,024	6%	3,140	29%
	$497,487	100%	$10,932	100%
The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor's rating at December 31, 2016.
	Fair Value	% of Total	Unrealized Losses	% of Total
AAA	$27,051	5%	$983	5%
AA	87,400	17%	3,389	19%
A	135,619	26%	4,841	26%
BBB	234,305	46%	6,430	35%
Total investment grade	484,375	94%	15,643	85%
BB	14,359	3%	1,592	9%
B and below	18,145	3%	1,112	6%
Total below investment grade	32,504	6%	2,704	15%
	$516,879	100%	$18,347	100%
Residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities that were rated below investment grade were 36% at December 31, 2017 and 34% at December 31, 2016 of the total mortgage-backed and asset-backed securities.
The following table provides the distribution of maturities for fixed maturity securities available for sale with unrealized losses.  Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.
	December 31, 2017		December 31, 2016
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities available for sale:
Due in one year or less	$5,104	$4	$3,727	$113
Due after one year through five years	87,744	752	43,474	516
Due after five years through ten years	285,746	5,131	344,940	9,525
Due after ten years	110,869	5,002	114,661	6,997
Total	489,463	10,889	506,802	17,151
Securities with variable principal payments	8,024	43	226	1
Redeemable preferred stocks	—	—	9,851	1,195
Total	$497,487	$10,932	$516,879	$18,347

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

We held no non-income producing securities at December 31, 2017.  We held one non-income producing security with a carrying value of $0.4 million at December 31, 2016.  This security was previously written down due to other-than-temporary impairment and was sold in 2017.
We did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity at December 31, 2017 or 2016.
We monitor structured securities through a combination of an analysis of vintage, credit ratings, and other factors.  Structured securities include asset-backed, residential mortgage-backed securities, collateralized debt obligations, and other collateralized obligations.
The following tables identify structured securities by credit ratings for all vintages owned at December 31.
	2017
	Fair Value	Amortized Cost	Unrealized Gains (Losses)
Corporate Private-Labeled Residential MBS:
Investment Grade	$1,847	$1,818	$29
Below Investment Grade	34,344	31,463	2,881
Total residential & non-agency MBS	36,191	33,281	2,910
Other structured securities:
Investment grade	66,598	67,652	(1,054)
Below investment grade	14,911	16,703	(1,792)
Total other structured securities	81,509	84,355	(2,846)
Total structured securities	$117,700	$117,636	$64

	2016
	Fair Value	Amortized Cost	Unrealized Gains (Losses)
Corporate Private-Labeled Residential MBS:
Investment Grade	$9,949	$9,610	$339
Below Investment Grade	39,932	37,758	2,174
Total residential & non-agency MBS	49,881	47,368	2,513
Other structured securities:
Investment grade	61,810	63,092	(1,282)
Below investment grade	13,450	15,317	(1,867)
Total other structured securities	75,260	78,409	(3,149)
Total structured securities	$125,141	$125,777	$(636)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides a reconciliation of credit losses recognized in earnings on fixed maturity securities for which a portion of the other-than-temporary impairment loss was recognized in other comprehensive income (loss) for the years ended December 31.
	2017	2016	2015
Credit losses on securities held at the beginning of the year	$13,224	$20,350	$17,889
Additions for increases in the credit loss for which an other-than-temporary impairment was previously recognized when there was no intent to sell the security before recovery of its amortized cost basis	7	74	2,481
Reductions for securities sold	(8,819)	(7,179)	—
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	(13)	(21)	(20)
Credit losses on securities held at the end of the year	$4,399	$13,224	$20,350
The following table provides the net unrealized gains (losses) reported in accumulated other comprehensive income (loss) on our investments in securities available for sale, at December 31.
	2017	2016	2015
Net unrealized gains	$94,110	$92,896	$95,765
Amounts resulting from:
DAC, VOBA, and DRL	(12,674)	(14,603)	(17,030)
Future policy benefits	(19,248)	(22,235)	(19,219)
Policyholder account balances	(368)	(470)	(454)
Deferred income taxes	(12,980)	(19,454)	(20,670)
Total	$48,840	$36,134	$38,392

Investment Revenues
The following table provides investment revenues by major category for the years ended December 31.
	2017	2016	2015
Gross investment income:
Fixed maturity securities	$103,438	$109,799	$116,713
Equity securities	928	1,093	1,023
Mortgage loans	30,686	30,694	31,662
Real estate	21,669	18,738	17,059
Policy loans	5,421	5,558	5,774
Short-term investments	296	130	8
Other investments	105	295	177
Total	162,543	166,307	172,416
Less investment expenses	(16,718)	(15,699)	(15,266)
Net investment income	$145,825	$150,608	$157,150

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Realized Gains (Losses)
The following table provides net realized investment gains (losses) by major category for the years ended December 31.
	2017	2016	2015
Fixed maturity securities	$2,470	$5,066	$569
Equity securities	1,608	(190)	49
Mortgage loans	(758)	(769)	(1,041)
Real estate	1,235	955	4,228
Amortization of DAC, VOBA, and DRL	(44)	(173)	(38)
Net realized investment gains	$4,511	$4,889	$3,767
The following table provides detail concerning realized investment gains and losses for the years ended December 31.
	2017	2016	2015
Gross gains resulting from:
Sales of investment securities	$837	$1,343	$360
Investment securities called and other	3,702	4,641	3,354
Real estate	1,236	1,084	4,228
Total gross gains	5,775	7,068	7,942
Gross losses resulting from:
Sales of investment securities	(449)	(445)	(403)
Investment securities called and other	(5)	(43)	(212)
Sale of real estate and joint ventures	(1)	(129)	—
Mortgage loans	(12)	(95)	(296)
Total gross losses	(467)	(712)	(911)
Change in allowance for loan losses	(746)	(674)	(745)
Amortization of DAC, VOBA, and DRL	(44)	(173)	(38)
Net realized investment gains, excluding other-than-temporary impairment losses	4,518	5,509	6,248

Net impairment losses recognized in earnings:
Other-than-temporary impairment losses on fixed maturity and equity securities	—	(563)	(2,189)
Portion of loss recognized in other comprehensive income (loss)	(7)	(57)	(292)
Net other-than-temporary impairment losses recognized in earnings	(7)	(620)	(2,481)
Net realized investment gains	$4,511	$4,889	$3,767
The portion of loss recognized in other comprehensive income (loss) represents the non-credit portion of current or prior other-than-temporary impairment.  Corporate private-labeled residential mortgage-backed and other securities had impairments recorded in earnings of less than $0.1 million, $0.1 million, and $0.3 million for the years ended December 31, 2017, 2016, and 2015, respectively.
No corporate obligations had impairments recorded in earnings  during 2017.  One equity security had an impairment recorded in earnings of  $0.5 million during 2016. This was a common stock of a company within the oil exploration and production sector that went through a reorganization pursuant to Chapter 11 of the U.S. Bankruptcy Code.  As part of the reorganization, we received equity shares in exchange for this company's corporate obligation in 2015.  We recorded an impairment in earnings of $2.0 million during 2015 on this corporate obligation that resulted from reduced oil prices and lower demand for exploration equipment.  In addition, one other-type security was written down by $0.2 million during 2015 due to an increase in projected future losses on the underlying collateral.  One equity security had an impairment of less than $0.1 million during 2015.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Proceeds from Sales of Investment Securities
The following table provides proceeds from the sale of fixed maturity and equity securities, excluding maturities and calls, for the years ended December 31.
	2017	2016	2015
Proceeds	$35,655	$42,603	$39,954

Non-Cash Investing Activity
There were no non-cash investing transactions in 2017. Non-cash investing transactions in 2016 consisted of a $5.0 million bond exchange with an issuer.  Non-cash investing transactions in 2015 consisted of the receipt of $0.6 million common stock for a bond reorganization.

Mortgage Loans
Investments in mortgage loans totaled $649.5 million at December 31, 2017, compared to $630.9 million at December 31, 2016.  Our mortgage loans are secured by commercial real estate and are stated at cost, adjusted for premium amortization and discount accretion, less an allowance for loan losses.  We believe this allowance is at a level adequate to absorb estimated credit losses and was $4.1 million at December 31, 2017 and $3.3 million at December 31, 2016.  Our periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors.  Please see Note 5 - Financing Receivables for additional information.  We do not hold mortgage loans to any single borrower that exceed 5% of stockholders' equity.
We had 18% of our total investments in commercial mortgage loans at both December 31, 2017 and December 31, 2016.  New commercial loans, including refinanced loans, totaled $113.7 million during 2017 and $171.3 million during 2016.  The level of new commercial mortgage loans in any year is influenced by market conditions, as we respond to changes in interest rates, available spreads, borrower demand, and opportunities to acquire loans that meet our yield and quality thresholds.
In addition to the subject collateral underlying the mortgage, we may require some amount of recourse from borrowers as another potential source of repayment.  The recourse requirement is determined as part of the underwriting requirements of each loan.  We added 39 new loans to the portfolio during 2017, and 79% of the total balance of these loans had some amount of recourse requirement.  No new loans were purchased from institutional lenders during 2017 or 2016.  The average loan-to-value ratio for the overall portfolio was 47% at December 31, 2017, down from 48% at December 31, 2016.  These ratios are based upon the current balance of loans relative to the appraisal of value at the time the loan was originated or acquired.  Additionally, we may receive fees when borrowers prepay their mortgage loans.  The average loan balance was $1.8 million at December 31, 2017 and $1.7 million at December 31, 2016.  We have certain mortgage loans that have an unamortized premium, totaling $0.2 million at both December 31, 2017 and December 31, 2016.
The following table identifies the gross mortgage loan principal outstanding and the allowance for loan losses at December 31.
	2017	2016
Principal outstanding	$653,621	$634,222
Allowance for loan losses	(4,079)	(3,333)
Carrying value	$649,542	$630,889

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table summarizes the amount of mortgage loans at December 31, segregated by year of origination.  Purchased loans are shown in the year acquired by the Company, although the individual loans may have been initially originated in prior years.
	2017	% of Total	2016	% of Total
Prior to 2008	$21,002	3%	$32,885	5%
2008	10,048	2%	14,821	2%
2009	7,765	1%	8,951	1%
2010	10,872	2%	16,257	3%
2011	37,516	6%	49,822	8%
2012	63,132	10%	87,607	14%
2013	45,312	7%	59,003	9%
2014	47,403	7%	51,758	8%
2015	134,202	21%	143,606	23%
2016	163,961	24%	169,512	27%
2017	112,408	17%	—	—%
Principal outstanding	$653,621	100%	$634,222	100%
The following table identifies mortgage loans by geographic location at December 31.
	2017	% of Total	2016	% of Total
West south central	$111,676	17%	$119,443	19%
East north central	88,741	13%	97,635	15%
Pacific	123,777	19%	95,555	15%
South Atlantic	103,180	16%	89,961	14%
West north central	69,580	11%	75,492	12%
Middle Atlantic	62,635	9%	64,396	10%
Mountain	62,757	10%	59,557	9%
East south central	27,352	4%	29,251	5%
New England	3,923	1%	2,932	1%
Principal outstanding	$653,621	100%	$634,222	100%
The following table identifies the concentration of mortgage loans by state greater than 5% of total at December 31.
	2017	% of Total		2016	% of Total
Texas	$108,142	16%		$115,676	18%
California	99,647	15%		76,746	12%
Minnesota	50,445	8%		53,637	9%
Ohio	39,296	6%		40,903	7%
New Jersey	37,851	6%		39,401	6%
Florida	—	—%	[1]	34,508	5%
All others	318,240	49%		273,351	43%
Principal outstanding	$653,621	100%		$634,222	100%
1 Concentration was less than 5% at December 31, 2017.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table identifies mortgage loans by property type at December 31.
	2017	% of Total	2016	% of Total
Industrial	$408,061	62%	$374,116	59%
Office	156,296	24%	161,277	25%
Medical	25,934	4%	26,731	4%
Other [1]	63,330	10%	72,098	12%
Principal outstanding	$653,621	100%	$634,222	100%
1  The Other category consists principally of apartments and retail properties.
The following table identifies mortgage loans by maturity at December 31.
	2017	% of Total	2016	% of Total
Due in one year or less	$9,726	1%	$15,680	2%
Due after one year through five years	71,493	11%	75,360	12%
Due after five years through ten years	95,143	15%	94,833	15%
Due after ten years	477,259	73%	448,349	71%
Principal outstanding	$653,621	100%	$634,222	100%
The following table identifies the commercial mortgage portfolio by current loan balance at December 31.
	2017	% of Total	2016	% of Total
$5 million or greater	$139,234	21%	$134,195	21%
$4 million to less than $5 million	60,824	10%	41,313	6%
$3 million to less than $4 million	63,671	10%	55,588	9%
$2 million to less than $3 million	125,853	19%	127,731	20%
$1 million to less than $2 million	183,682	28%	188,359	30%
Less than $1 million	80,357	12%	87,036	14%
Principal outstanding	$653,621	100%	$634,222	100%
The following table identifies the commercial mortgage portfolio by current loan balance as a percentage of the value at the time of origination at December 31.
	2017	% of Total	2016	% of Total
70% or greater	$90,010	14%	$93,724	15%
50% to 69%	357,223	55%	336,722	53%
Less than 50%	206,388	31%	203,776	32%
Principal outstanding	$653,621	100%	$634,222	100%
We diversify our commercial mortgage loan portfolio both geographically and by property type to reduce certain risks, including local and regional physical and economic exposures.  However, diversification may not always sufficiently mitigate these risks.  The concentration in the west south central, east north central, and Pacific regions exposes us to potential losses from an economic downturn, certain catastrophes, and natural disasters that may affect areas of those regions.  We would not expect an occurrence in any of these areas to have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that such risks could not have such material adverse effects.
Under the laws of certain states, environmental contamination of a property may result in a lien on the property to secure recovery of the costs of cleanup.  In some states, such a lien has priority over the lien of an existing mortgage against such property.  As a

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

commercial mortgage lender, we customarily conduct environmental assessments prior to making commercial mortgage loans secured by real estate and before taking title on real estate.  Based on our environmental assessments, we believe that any compliance costs associated with environmental laws and regulations or any remediation of affected properties would not have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that material compliance costs will not be incurred.
We may refinance commercial mortgage loans prior to contractual maturity as a means of retaining loans that meet our underwriting and pricing parameters.  We refinanced seven loans with outstanding balances of $8.4 million during the year ended December 31, 2017.  We refinanced eleven loans with outstanding balances of $17.5 million during the year ended December 31, 2016.  None of these refinancings were the result of troubled debt restructuring.
In the normal course of business, we commit to fund commercial mortgage loans generally up to 120 days in advance.  These commitments typically have fixed expiration dates.  A small percentage of commitments expire due to the borrower's failure to deliver the requirements of the commitment by the expiration date.  In these cases, the commitment fee is retained.  For additional information, please see Note 21 - Commitments, Contingent Liabilities, Guarantees, and Indemnifications.
Real Estate
The following table provides information concerning real estate investments by major category at December 31.
	2017	2016
Land	$35,574	$36,425
Buildings	162,781	159,510
Less accumulated depreciation	(34,235)	(31,196)
Real estate, commercial	164,120	164,739
Real estate, joint ventures	29,099	30,882
Total	$193,219	$195,621
Investment real estate is depreciated on a straight-line basis over periods ranging from 3 years to 60 years.  We had real estate sales of $2.1 million during 2017, $1.4 million during 2016, and $20.0 million during 2015.
We had $29.1 million in real estate joint ventures at year-end 2017, compared with $30.9 million at year-end 2016.  We are the holder of all shares in three subsidiary real estate ventures with a combined carrying value of $20.9 million at year-end 2017 and $20.3 million at year-end 2016.  Each of the three subsidiaries holds a 50% interest in these separate joint ventures and all are based in Urbandale, Iowa.  The Company periodically reviews its real estate and real estate joint ventures for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value.  For equity method investees, we consider financial and other information provided by the investee as well as other known information, including recent market activity and prospects for future activity, in determining whether an impairment has occurred.  Based on our reviews performed, we concluded that no impairment existed as of December 31, 2017 or 2016.
We had non-income producing commercial real estate, consisting of vacant properties and properties under development, of $13.1 million at December 31, 2017, compared to $8.5 million at December 31, 2016.  In addition, $10.5 million of our real estate joint ventures were non-income producing at December 31, 2017 compared to $13.0 million at December 31, 2016.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

4. Fair Value Measurements
Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date.  We maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.
We categorize our financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:
Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from a third-party pricing service or inputs that are observable or derived principally from or corroborated by observable market data.
Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect our assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value but for which fair value is disclosed.
Assets
Securities Available for Sale
Fixed maturity and equity securities available for sale are recorded at fair value on a recurring basis.  Fair value measurement is based upon unadjusted quoted prices, if available, except as described in the subsequent paragraphs.
Cash and Short-Term Investments
Cash includes balances on hand and deposits in banks and other financial institutions.  Short-term investments include highly-liquid investments in institutional money market funds that are carried at NAV.  The carrying value of cash and short-term investments approximates the fair value and are categorized as Level 1.  Fair value is provided for disclosure purposes only.
Loans
We do not record mortgage, policy, or agent loans at fair value.  As such, valuation techniques discussed herein for loans are primarily for estimating fair value for purpose of disclosure.
Fair values of mortgage loans on real estate properties are calculated by discounting contractual cash flows, using discount rates based on current industry pricing or the Company's estimate of an appropriate risk-adjusted discount rate for loans of similar size, type, remaining maturity, likelihood of prepayment, and repricing characteristics.  Mortgage loans are categorized as Level 3.
Policy loans are made to policyholders under terms defined in the policy's contract.  These loans cannot exceed the cash surrender value of the policy.  Carrying value of policy loans approximates fair value.  Policy loans are categorized as Level 3.
Separate Accounts
The separate account assets and liabilities, which are equal, are recorded at fair value based upon NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  This is the value at which a policyholder could transact with the issuer on that date.  Separate accounts are categorized as Level 2.
Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances and Other Policyholder Funds
The fair values of supplementary contracts and annuities without life contingencies are estimated to be the present value of payments at a market yield.  The fair values of deposits with no stated maturity are estimated to be the amount payable on demand at the measurement date.  These liabilities are categorized as Level 3.  We have not estimated the fair value of the liabilities under contracts that involve significant mortality or morbidity risks, as these liabilities fall within the definition of insurance contracts.  Insurance contracts are excluded from financial instruments that require disclosures of fair value.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Guaranteed Minimum Withdrawal Benefits Included in Other Policyholder Funds
Fair value for GMWB rider contracts is a Level 3 valuation, as it is based on models which utilize significant unobservable inputs.  These models require actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for volatility, risk, and issuer non-performance.
Determination of Fair Value
We utilized external third-party pricing services at both December 31, 2017 and December 31, 2016 to determine the majority of our fair values on investment securities available for sale.  At December 31, 2017, approximately 97% of the carrying value of these investments was from an external pricing service, 2% was from brokers, and 1% was derived from internal matrices and calculations.  At December 31, 2016, approximately 98% of the carrying value of these investments was from external pricing services, 1% was from brokers, and 1% was derived from internal matrices and calculations.  We review prices received from service providers for reasonableness and unusual fluctuations but generally accept the price identified from the pricing service.  In the event a price is not available from the third-party pricing service, we pursue external pricing from brokers.  Generally, we pursue and utilize only one broker quote per security.  In doing so, we solicit only brokers which have previously demonstrated knowledge and experience of the subject security.  If a broker price is not available, we determine a fair value through various valuation techniques that may include discounted cash flows, spread-based models, or similar techniques, depending upon the specific security to be priced.  These techniques are primarily applied to private placement securities.  We utilize available market information, wherever possible, to identify inputs into the fair value determination, primarily prices and spreads on comparable securities.
Each quarter, we evaluate the prices received from the third-party pricing service and independent brokers to ensure that the prices represent a reasonable estimate of the fair value within the macro-economic environment, sector factors, and overall pricing trends and expectations.  We corroborate and validate the pricing source through a variety of procedures that include but are not limited to: comparison to brokers, where possible; a review of third-party pricing service methodologies; back testing; in-depth specific analytics on randomly selected issues; and comparison of prices to actual trades for specific securities where observable data exists.  In addition, we analyze the third-party pricing service's methodologies and related inputs and also evaluate the various types of securities in our investment portfolio to determine an appropriate fair value hierarchy.  Finally, we also perform additional evaluations when individual prices fall outside tolerance levels when comparing prices received from the third-party pricing service.
Fair value measurements for assets and liabilities where limited or no observable market data exists are calculated using our own estimates and are categorized as Level 3.  These estimates are based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability, and other pertinent factors.  Therefore, these estimates cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability.  Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.
Our own estimates of fair value of fixed maturity and equity securities may be derived in a number of ways, including but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities, incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity, and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) observable market prices and exchange transaction information not provided by external pricing services; and 6) statement values provided to us by fund managers.
The fair value of the GMWB embedded derivative is calculated using a discounted cash flow valuation model that projects future cash flows under multiple risk neutral stochastic equity scenarios.  The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations.  The equity correlations are based on historical price observations.  For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience.  The mortality assumption uses the 2000 U.S. Annuity Basic Mortality Table.  The present value of cash flows is determined using the discount rate curve, based upon London Interbank Offered Rate (LIBOR) plus a credit spread.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Categories Reported at Fair Value
The following tables present the fair value hierarchy for those assets and liabilities reported at fair value on a recurring basis at December 31.
	2017
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$12,748	$119,782	$—	$132,530
Federal agency issued residential mortgage-backed securities [1]	—	30,258	—	30,258
Subtotal	12,748	150,040	—	162,788
Corporate obligations:
Industrial	—	501,577	—	501,577
Energy	—	181,964	—	181,964
Communications and technology	—	246,649	—	246,649
Financial	—	261,447	—	261,447
Consumer	—	576,678	—	576,678
Public utilities	—	268,095	—	268,095
Subtotal	—	2,036,410	—	2,036,410
Corporate private-labeled residential mortgage-backed securities	—	36,191	—	36,191
Municipal securities	—	203,242	—	203,242
Other	—	81,509	—	81,509
Redeemable preferred stocks	—	14,924	—	14,924
Fixed maturity securities	12,748	2,522,316	—	2,535,064
Equity securities	5,214	15,556	—	20,770
Short-term investments	32,195	—	—	32,195
Separate account assets	—	419,812	—	419,812
Total	$50,157	$2,957,684	$—	$3,007,841

Percent of total	2%	98%	—%	100%

Liabilities:
Other policyholder funds:
Guaranteed minimum withdrawal benefits	$—	$—	$(3,252)	$(3,252)
Separate account liabilities	—	419,812	—	419,812
Total	$—	$419,812	$(3,252)	$416,560
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	2016
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$12,108	$140,757	$—	$152,865
Federal agencies [1]	—	20,311	—	20,311
Federal agency issued residential mortgage-backed securities [1]	—	28,840	—	28,840
Subtotal	12,108	189,908	—	202,016
Corporate obligations:
Industrial	—	524,487	—	524,487
Energy	—	206,518	—	206,518
Communications and technology	—	245,717	—	245,717
Financial	—	209,133	—	209,133
Consumer	—	578,310	—	578,310
Public utilities	—	250,289	—	250,289
Subtotal	—	2,014,454	—	2,014,454
Corporate private-labeled residential mortgage-backed securities	—	44,532	—	44,532
Municipal securities	—	164,234	—	164,234
Other	—	91,795	400	92,195
Redeemable preferred stocks	—	13,476	—	13,476
Fixed maturity securities	12,108	2,518,399	400	2,530,907
Equity securities	4,950	19,046	—	23,996
Short-term investments	27,526	—	—	27,526
Separate account assets	—	373,256	—	373,256
Total	$44,584	$2,910,701	$400	$2,955,685

Percent of total	2%	98%	—%	100%

Liabilities:
Other policyholder funds:
Guaranteed minimum withdrawal benefits	$—	$—	$(2,158)	$(2,158)
Separate account liabilities	—	373,256	—	373,256
Total	$—	$373,256	$(2,158)	$371,098
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below:
	2017
	Assets	Liabilities
	Fixed maturity securities available for sale	GMWB
Beginning balance	$400	$(2,158)
Included in earnings	11	(1,419)
Included in other comprehensive income (loss)	(83)	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—
Issuances	—	449
Sales	(328)	—
Other dispositions	—	(124)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$—	$(3,252)

	2016
	Assets	Liabilities
	Fixed maturity securities available for sale	GMWB
Beginning balance	$577	$(2,778)
Included in earnings	—	1,237
Included in other comprehensive income (loss)	91	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—
Issuances	—	430
Sales	—	—
Other dispositions	(268)	(1,047)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$400	$(2,158)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	2015
	Assets	Liabilities
	Fixed maturity securities available for sale	GMWB
Beginning balance	$759	$(1,094)
Included in earnings	(193)	(1,488)
Included in other comprehensive income (loss)	306	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—
Issuances	—	330
Sales	—	—
Other dispositions	(295)	(526)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$577	$(2,778)
Depending upon the availability of Level 1 or Level 2 pricing, specific securities may transfer into or out of Level 3.  We did not have any transfers between any levels at December 31, 2017, 2016, or 2015.
The following table presents the valuation method for the financial instrument liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2017.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(3,252)	Actuarial cash flow model	Mortality	80% of U.S. Annuity Basic Table (2000)
			Lapse	0%-16% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.39%-1.17%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table presents the valuation method for the financial instrument liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2016.

	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(2,158)	Actuarial cash flow model	Mortality	80% of U.S. Annuity Basic Table (2000)
			Lapse	0%-16% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.77%-1.32%
The GMWB liability is sensitive to changes in observable and unobservable inputs.  Observable inputs include risk-free rates, index returns, volatilities, and correlations.  Increases in risk-free rates and equity returns reduce the liability, while increases in volatilities increase the liability.  Our mortality, lapse, benefit utilization, and nonperformance risk adjustments are unobservable.  Increases in mortality, lapses, and credit spreads used for nonperformance risk reduce the liability, while increases in benefit utilization increase the liability.
Following are estimates of the impact from changes in unobservable inputs on the GMWB liability at December 31.
	2017	2016
	Increase/(Decrease) in millions
A 10% increase in the mortality assumption	$(0.1)	(0.1)
A 10% decrease in the lapse assumption	0.2	0.2
A 10% increase in the benefit utilization	0.7	0.7
A 10 basis point increase in the credit spreads used for non-performance	(0.3)	(0.3)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables present a summary of fair value estimates for financial instruments at December 31.  Assets and liabilities that are not financial instruments are not included in this disclosure.  The total of the fair value calculations presented below may not be indicative of the value that can be obtained.
	2017
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Fixed maturity securities available for sale	$12,748	$2,522,316	$—	$2,535,064	$2,535,064
Equity securities available for sale	5,214	15,556	—	20,770	20,770
Mortgage loans	—	—	658,706	658,706	649,542
Policy loans	—	—	78,175	78,175	78,175
Short-term investments	32,195	—	—	32,195	32,195
Cash	9,504	—	—	9,504	9,504
Separate account assets	—	419,812	—	419,812	419,812

Liabilities:
Individual and group annuities	—	—	1,059,263	1,059,263	1,078,819
Supplementary contracts and annuities without life contingencies	—	—	52,094	52,094	53,470
Separate account liabilities	—	419,812	—	419,812	419,812
Other policyholder funds - GMWB	—	—	(3,252)	(3,252)	(3,252)

	2016
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Fixed maturity securities available for sale	$12,108	$2,518,399	$400	$2,530,907	$2,530,907
Equity securities available for sale	4,950	19,046	—	23,996	23,996
Mortgage loans	—	—	636,801	636,801	630,889
Policy loans	—	—	79,893	79,893	79,893
Short-term investments	27,526	—	—	27,526	27,526
Cash	9,630	—	—	9,630	9,630
Separate account assets	—	373,256	—	373,256	373,256

Liabilities:
Individual and group annuities	—	—	1,056,759	1,056,759	1,075,576
Supplementary contracts and annuities without life contingencies	—	—	53,167	53,167	54,483
Separate account liabilities	—	373,256	—	373,256	373,256
Other policyholder funds - GMWB	—	—	(2,158)	(2,158)	(2,158)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

5. Financing Receivables
We have financing receivables with specific maturity dates that are recognized as assets in the Consolidated Balance Sheets.
The following table identifies financing receivables by classification amount at December 31.
	2017	2016
Receivables:
Agent receivables, net (allowance $817; 2016 - $660)	$1,719	$1,661
Investment-related financing receivables:
Mortgage loans, net (allowance $4,079; 2016 - $3,333)	649,542	630,889
Total financing receivables	$651,261	$632,550
Agent Receivables
We have certain agent receivables that are classified as financing receivables.  These receivables from agents are long-term in nature and are specifically assessed for collectibility and are reduced by an allowance for doubtful accounts.
The following table details the gross receivables, allowance, and net receivables for the two types of agent receivables at December 31.
	2017			2016
	Gross Receivables	Allowance	Net Receivables	Gross Receivables	Allowance	Net Receivables
Agent specific loans	$1,234	$609	$625	$988	$346	$642
Other agent receivables	1,302	208	1,094	1,333	314	1,019
Total	$2,536	$817	$1,719	$2,321	$660	$1,661
The following table details the activity of the allowance for doubtful accounts on agent receivables at December 31.  Any recoveries are included as deductions.
	2017	2016
Beginning of year	$660	$1,197
Additions	302	210
Deductions	(145)	(747)
End of year	$817	$660
Mortgage Loans
We classify our mortgage loan portfolio as long-term financing receivables.  Mortgage loans are stated at cost, adjusted for amortization of premium and accretion of discount, less an allowance for loan losses.  Mortgage loan interest income is recognized on an accrual basis with any premium or discount amortized over the life of the loan.  Prepayment and late fees are recorded on the date of collection.  Loans in foreclosure, loans considered impaired, or loans past due 90 days or more are placed on non-accrual status.  Payments received on loans on non-accrual status for these reasons are applied first to interest income not collected while on non-accrual status, followed by fees, accrued and past-due interest, and principal.
If a mortgage loan is placed on non-accrual status, we do not accrue interest income in the financial statements.  The loan is independently monitored and evaluated as to potential impairment or foreclosure.  This evaluation includes assessing the probability of receiving future cash flows, along with consideration of many of the factors described below.  If delinquent payments are made and the loan is brought current, then we return the loan to active status and accrue income accordingly.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table details the mortgage loan portfolio as collectively or individually evaluated for impairment at December 31.
	2017	2016
Mortgage loans collectively evaluated for impairment	$576,980	$566,865
Mortgage loans individually evaluated for impairment	76,641	67,357
Allowance for loan losses	(4,079)	(3,333)
Carrying value	$649,542	$630,889
Generally, we consider our mortgage loans to be a portfolio segment.  We consider our primary class to be property type.  We primarily use loan-to-value as our credit risk quality indicator but also monitor additional secondary risk factors, such as geographic distribution both on a regional and specific state basis.  The mortgage loan portfolio segment is presented by property type in a table in Note 3, as are geographic distributions by both region and state.  These measures are also supplemented with various other analytics to provide additional information concerning potential impairment of mortgage loans and management's assessment of financing receivables.
The following table presents an aging schedule for delinquent payments for both principal and interest by property type at December 31.
		Amount of Payments Past Due
	Book Value	30-59 Days	60-89 Days	> 90 Days	Total
2017:
Industrial	$482	$5	$—	$—	$5
Office	—	—	—	—	—
Medical	4,921	75	75	1,500	1,650
Other	—	—	—	—	—
Total	$5,403	$80	$75	$1,500	$1,655

2016:
Industrial	$—	$—	$—	$—	$—
Office	—	—	—	—	—
Medical	4,922	75	75	600	750
Other	—	—	—	—	—
Total	$4,922	$75	$75	$600	$750
There were two mortgage loans that were over 30 days past due at December 31, 2017.  One loan was over 30 days past due.    Payment was subsequently received on this loan and it was brought current in 2018.   The other loan was over 90 days past due and was in the process of foreclosure at both December 31, 2017 and 2016.  We had no troubled loans that were restructured or modified in 2017 or 2016.
The following table details the activity within the allowance for mortgage loan losses at December 31.  Any recoveries are reflected as deductions.
	2017	2016
Beginning of year	$3,333	$2,659
Provision	746	674
Deductions	—	—
End of year	$4,079	$3,333

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The Company increased the allowance for mortgage loan losses $0.7 million in 2017, primarily due to a specific reserve recorded on a certain loan.  We increased our allowance for mortgage loan losses $0.7 million in 2016, largely due to the $40.9 million increase in the mortgage loan portfolio.  We review the portfolio's risk profile and expected ongoing performance at least quarterly.
The allowance for loan losses is monitored and evaluated at multiple levels with a process that includes, but is not limited to, the factors presented below.  Generally, we establish the allowance for loan losses using the collectively evaluated impairment methodology at an overall portfolio level and then specifically identify an allowance for loan losses on loans that contain elevated risk profiles.  If we determine through our evaluation that a loan has an elevated specific risk profile, we then individually assess the loan's risk profile and may assign a specific allowance value based on many factors, including those identified below.
Macro-environmental and elevated risk profile considerations:
•	Current industry conditions that are affecting the market, including rental and vacancy rates;
•	Perceived market liquidity;
•	Analysis of the markets and sub-markets in which we have mortgage loans;
•	Analysis of industry historical loss and delinquency experience;
•	Other factors that we may perceive as important or critical given our portfolio; and
•
Analysis of our loan portfolio based on loan size concentrations, geographic concentrations, property type concentrations, maturity concentrations, origination loan-to-value concentrations, and borrower concentrations.

Specific mortgage loan level considerations:
•	The payment history of each borrower;
•	Negative reports from property inspectors; and
•	Each loan's property financial statement including net operating income, debt service coverage, and occupancy level.
We have not acquired any mortgage loans with deteriorated credit quality during the years presented.
As part of our process of monitoring impairments on loans, there are a number of significant risks and uncertainties inherent in this process.  These risks include, but are not limited to:
•	The risk that our assessment of a borrower's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of the borrower or property;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the borrower than anticipated;
•	The risk that the performance of the underlying property could deteriorate in the future;
•	The risk that fraudulent, inaccurate, or misleading information could be provided to us;
•	The risk that the methodology or assumptions used to develop estimates of the portion of the impairment of the loan prove over time to be inaccurate; and
•	The risk that other facts and circumstances change such that it becomes more likely than not that we will not obtain all of the contractual payments.
To the extent our review and evaluation determines a loan is impaired, that amount is charged to the allowance for loan losses and the loan balance is reduced.  In the event that a property is foreclosed upon, the carrying value is recorded at the lesser of the current fair value or book value of the property with a charge to the allowance and a corresponding reduction to the mortgage loan asset.  The property is then transferred to real estate where we have the ability and intent to manage these properties on an ongoing basis.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

6. Variable Interest Entities (VIEs)
We invest in certain affordable housing and real estate joint ventures.  These VIEs are included in Real Estate in the Consolidated Balance Sheets.
The assets held in affordable housing real estate joint venture VIEs are primarily residential real estate properties that are restricted to provide affordable housing under federal or state programs for varying periods of time.  The restrictions primarily apply to the rents that may be paid by tenants residing in the properties during the term of an agreement to remain in the affordable housing program.  Investments in these joint ventures are equity interests in partnerships or limited liability companies that may or may not participate in profits or residual value.  Our investments in these entities generate a return primarily through the realization of federal and state income tax credits and other tax benefits, such as tax deductions from operating losses of the investments, over specified time periods.  We amortize the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the Consolidated Statements of Comprehensive Income as a component of income tax expense.  On December 22, 2017, the newly enacted  TCJA changed the expected statutory tax rate for tax years beginning January 1, 2018.  The change in tax rate from 35% to 21% requires a remeasurement of the unamortized asset related to affordable housing investments.  This remeasurement resulted in a decrease to the asset and a nonrecurring increase in amortization of $0.8 million that is included in income tax benefit in the Consolidated Statements of Comprehensive Income and the table below.  The tax credits reduce tax expense.
The following table provides information regarding our VIEs for the years ended December 31.
	2017	2016	2015
Federal income tax credits realized	$2,752	$2,752	$2,752
Amortization	1,592	1,543	1,232
Amortization related to tax rate change	768	—	—
Our investments in other real estate VIEs are recorded using the equity method.  Cash distributions from the VIE and cash contributions to the VIE are recorded as decreases or increases, respectively, in the carrying value of the VIE.  Certain other equity investments in VIEs, where permitted, are recorded on an amortized cost basis.  The operating performance of investments in the VIE is recorded in the Consolidated Statements of Comprehensive Income as investment income or as a component of income tax expense, depending upon the nature and primary design of the investment.  We evaluate the carrying value of VIEs for impairment on an ongoing basis to assess whether the carrying value is expected to be realized during the anticipated life of the investment.  No impairments were recorded during the years ended December 31, 2017, 2016, or 2015.
Investments in the affordable housing and real estate joint ventures are interests that absorb portions of the VIE's expected losses.  These investments also receive portions of expected residual returns of the VIE's net assets exclusive of variable interests.  We make an assessment of whether we are the primary beneficiary of a VIE at the time of the initial investment and on an ongoing basis thereafter.  We consider many factors when making this determination based upon a review of the underlying investment agreement and other information related to the specific investment.  The first factor is whether we have the ability to direct the activities of a VIE that most significantly impact the VIE's economic performance.  The power to direct the activities of the VIE is generally vested in the managing general partner or managing member of the VIE, which is not the position held by us in these investments.  Other factors include the entity's equity investment at risk, decision-making abilities, obligations to absorb economic risks, the right to receive economic rewards of the entity, and the extent to which we share in the VIE's expected losses and residual returns.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which we hold a variable interest, but are not the primary beneficiary, and which had not been consolidated at December 31, 2017 and December 31, 2016.  The table includes investments in five real estate joint ventures and 17 affordable housing real estate joint ventures at December 31, 2017 and investments in five real estate joint ventures and 19 affordable housing real estate joint ventures at December 31, 2016.
	2017		2016
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Real estate joint ventures	$21,761	$21,761	$21,098	$21,098
Affordable housing real estate joint ventures	7,338	33,354	9,784	34,215
Total	$29,099	$55,115	$30,882	$55,313

The maximum exposure to loss relating to the real estate joint ventures and affordable housing real estate joint ventures is equal to the carrying amounts plus any unfunded equity commitments, exposure to potential recapture of tax credits, guarantees of debt, or other obligations of the VIE with recourse.  Unfunded equity and loan commitments typically require financial or operating performance by other parties and have not yet become due or payable but which may become due in the future.
At December 31, 2017 and December 31, 2016, we had no equity commitments outstanding to the real estate joint venture VIEs.  We have contingent commitments to fund additional equity contributions for operating support to certain real estate joint venture VIEs, which could result in additional exposure to loss.  However, we are unable to quantify the amount of these contingent commitments.
In addition, the maximum exposure to loss on affordable housing joint ventures at December 31, 2017 included $18.7 million of losses which could be realized if the tax credits received by the VIEs were recaptured, compared to $14.6 million at December 31, 2016.  Recapture events would cause us to reverse some or all of the benefit previously recognized by us or third parties to whom the tax credit interests were transferred.  A recapture event can occur at any time during a 15-year required compliance period.  The principal causes of recapture include financial default and non-compliance with affordable housing program requirements by the properties controlled by the VIE.  Guarantees from the managing member or managing partner in the VIE, insurance contracts, or changes in the residual value accruing to our interests in the VIE may mitigate the potential exposure due to recapture.
7. Property and Equipment
Property and equipment are stated at cost and depreciated over estimated useful lives using the straight-line method.  The home office is depreciated over 25 years to 50 years and furniture and equipment is depreciated over 3 years to 10 years.  The following table provides information at December 31.
	2017	2016
Land	$766	$766
Home office complex	21,063	21,988
Furniture and equipment	19,502	41,237
	41,331	63,991
Accumulated depreciation	(30,838)	(48,138)
Property and equipment	$10,493	$15,853
Depreciation expense totaled $1.5 million during 2017, $1.7 million during 2016, and $1.6 million during 2015.
During 2017, based on updated information received, we determined the carrying value of one of our fixed assets exceeded the fair value.  We reduced the carrying value of the fixed asset by $5.7 million to reflect its current fair value, which is included in Operating Expenses in the Consolidated Statements of Comprehensive Income.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

8. Separate Accounts
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the net asset value of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.
The total separate account assets were $419.8 million at December 31, 2017 and $373.3 million at December 31, 2016.  Variable universal life and variable annuity assets comprised 28% and 72% of this amount in both 2017 and 2016.
The following table provides a reconciliation of activity within separate account liabilities at December 31.
	2017	2016	2015
Balance at beginning of year	$373,256	$372,924	$406,501
Deposits on variable policyholder contracts	27,969	23,344	32,306
Transfers to general account	(2,286)	(3,880)	(5,726)
Investment performance	65,678	28,489	(13,720)
Policyholder benefits and withdrawals	(32,123)	(34,991)	(33,083)
Contract charges	(12,682)	(12,630)	(13,354)
Balance at end of year	$419,812	$373,256	$372,924
We have a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The value of the separate accounts with the GMWB rider was recorded at fair value of $131.9 million at December 31, 2017.  The fair value of the separate accounts with the GMWB rider was $116.5 million at December 31, 2016.  The GMWB guarantee liability was $(3.3) million at December 31, 2017 and $(2.2) million at December 31, 2016.  The change in this value is included in Policyholder Benefits in the Consolidated Statements of Comprehensive Income.  The value of variable annuity separate accounts with the GMWB rider is recorded in Separate Account Liabilities, and the value of the rider is included in Other Policyholder Funds in the Consolidated Balance Sheets.
We have two blocks of variable universal life policies and variable annuity contracts from which fees are received.  The fees are based upon both specific transactions and the fund value of the blocks of policies.  We have a direct block of ongoing business identified in the Consolidated Balance Sheets as separate account assets, totaling $419.8 million at December 31, 2017 and $373.3 million at December 31, 2016, and corresponding separate account liabilities of an equal amount.  The fixed-rate funds for these policies are included in our general account as Future Policy Benefits.  The Future Policy Benefits for the direct block approximated $0.4 million at both December 31, 2017 and December 31, 2016.
In addition, we have an assumed closed block of variable universal life business that totaled $331.0 million at December 31, 2017 and $295.7 million at December 31, 2016.  As required under modified coinsurance transaction accounting, the assumed separate account fund balances are not recorded as separate accounts on our consolidated financial statements.  Rather, the assumed fixed-rate funds for these policies of $30.2 million at December 31, 2017 and $28.5 million at December 31, 2016 are included in our general account as Future Policy Benefits.  The Future Policy Benefits for the assumed block approximated $0.6 million at both December 31, 2017 and December 31, 2016.
Guarantees are offered under variable universal life and variable annuity contracts: a guaranteed minimum death benefit (GMDB) rider is available on certain variable universal life contracts and on all variable annuities.  The GMDB rider for variable universal life contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met.  The GMDB rider for variable annuity contracts guarantees the death benefit for specified periods of time, regardless of investment performance.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Separate account balances for variable annuity contracts were $301.8 million at December 31, 2017 and $268.7 million at December 31, 2016.  The total reserve held for variable annuity GMDB was less than $0.1 million at December 31, 2017 and was $0.1 million at December 31, 2016.  Additional information related to the GMDB and related separate account balances and net amount at risk (the amount by which the GMDB exceeds the account balance) as of December 31, 2017 and 2016 is provided below:
	2017			2016
	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age
Return of net deposits	$237,877	$289	61.1	$211,861	$2,122	60.7
Return of the greater of the highest anniversary contract value or net deposits	8,903	2	68.8	8,046	431	68.5
Return of the greater of every fifth year highest anniversary contract value or net deposits	7,216	27	67.8	6,977	66	67.4
Return of the greater of net deposits accumulated annually at 5% or the highest anniversary contract value	47,771	2,527	63.3	41,840	5,303	62.7
Total	$301,767	$2,845	61.8	$268,724	$7,922	61.4
The following table presents the aggregate fair value of assets by major investment asset category supporting the variable annuity separate accounts with guaranteed benefits at December 31.
	2017	2016
Money market	$2,426	$2,345
Fixed income	18,673	19,078
Balanced	87,741	81,117
International equity	18,814	14,552
Intermediate equity	147,233	128,489
Aggressive equity	26,880	23,143
Total	$301,767	$268,724

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

9. Unpaid Claims Liability and Short-Duration Contracts
The liability for unpaid claims is included with Policy and Contract Claims and Future Policy Benefits in the Consolidated Balance Sheets.  Claim adjustment expenditures are expensed as incurred and were not material in any year presented.
The following tables present activity in the accident and health portion of the unpaid claims liability for the Individual Insurance, Group Insurance, and Old American segments for the years ended December 31.  Classified as policy and contract claims, but excluded from these tables due to immateriality, are amounts recorded for group life, individual life, and deferred annuities.  The amounts for 2017 and 2016 are audited while the amounts for 2015 are unaudited.
	2017
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$785	$26,020	$5,341	$32,146
Less reinsurance recoverable	(445)	(19,850)	(5,260)	(25,555)
Net liability at beginning of year	340	6,170	81	6,591
Incurred benefits related to:
Current year	27	26,836	87	26,950
Prior years [1]	57	(430)	(53)	(426)
Total incurred benefits	84	26,406	34	26,524
Paid benefits related to:
Current year	3	22,758	12	22,773
Prior years	136	3,104	11	3,251
Total paid benefits	139	25,862	23	26,024
Net liability at end of year	285	6,714	92	7,091
Reinsurance recoverable	372	21,231	5,346	26,949
Gross liability at end of year	$657	$27,945	$5,438	$34,040
1  The incurred benefits related to prior years' unpaid accident and health claims reflect the change in these liabilities.
	December 31, 2016
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$995	$26,045	$6,132	$33,172
Less reinsurance recoverable	(595)	(20,142)	(6,054)	(26,791)
Net liability at beginning of year	400	5,903	78	6,381
Incurred benefits related to:
Current year	65	26,069	128	26,262
Prior years [1]	5	(503)	(64)	(562)
Total incurred benefits	70	25,566	64	25,700
Paid benefits related to:
Current year	36	22,264	49	22,349
Prior years	94	3,035	12	3,141
Total paid benefits	130	25,299	61	25,490
Net liability at end of year	340	6,170	81	6,591
Reinsurance recoverable	445	19,850	5,260	25,555
Gross liability at end of year	$785	$26,020	$5,341	$32,146
1  The incurred benefits related to prior years' unpaid accident and health claims reflect the change in these liabilities.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	December 31, 2015
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$1,276	$25,345	$8,070	$34,691
Less reinsurance recoverable	(761)	(19,369)	(7,992)	(28,122)
Net liability at beginning of year	515	5,976	78	6,569
Incurred benefits related to:
Current year	93	26,067	113	26,273
Prior years [1]	(36)	(356)	(58)	(450)
Total incurred benefits	57	25,711	55	25,823
Paid benefits related to:
Current year	56	22,827	37	22,920
Prior years	116	2,957	18	3,091
Total paid benefits	172	25,784	55	26,011
Net liability at end of year	400	5,903	78	6,381
Reinsurance recoverable	595	20,142	6,054	26,791
Gross liability at end of year	$995	$26,045	$6,132	$33,172
1  The incurred benefits related to prior years' unpaid accident and health claims reflect the change in these liabilities.
The following table presents the reconciliation of amounts in the above tables to Policy and Contract Claims and claim reserves that are included in Future Policy Benefits as presented in the Consolidated Balance Sheets at December 31.  The amounts for 2017 and 2016 are audited while the amounts for 2015 are unaudited.
	2017	2016	2015
Individual Insurance Segment:
Individual accident and health	$657	$785	$995
Individual life	18,506	16,624	20,936
Deferred annuity	3,047	3,221	2,310
Subtotal	22,210	20,630	24,241

Group Insurance Segment:
Group accident and health	27,945	26,020	26,045
Group life	1,846	1,671	1,962
Subtotal	29,791	27,691	28,007

Old American Segment:
Individual accident and health	5,438	5,341	6,132
Individual life	6,240	6,361	6,524
Subtotal	11,678	11,702	12,656

Total	$63,679	$60,023	$64,904
For short-duration contracts, IBNR liabilities for the group long-term disability product that were included in the liability for unpaid claims and claim adjustment expenses, net of reinsurance, totaled $0.6 million at both December 31, 2017 and December 31, 2016.  These liabilities were calculated by the reinsurers of the various blocks of group long-term disability business, using percent of premium methodologies with varying factors.  Claim frequencies were calculated for the long-term disability product using information that includes paid and pending claims at the claimant level.  Thus, frequency is measured by individual claimant.  Claims that are counted in a particular year as a liability but do not result in a liability in future years are not included once the claim is settled.  There have been no significant changes to the methodologies for calculating claim frequencies, incurred-but-not-reported liabilities, or any other unpaid claims liabilities for the long-term disability product.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The liabilities in the following table for group long-term disability claims involve present value of future benefits calculations.  The carrying amount of liabilities at December 31, 2017 was $4.3 million, consisting of an undiscounted amount of $5.2 million and an aggregated discount amount deducted of $0.9 million.  Discount rates ranged from 3.60% to 6.00% for the various blocks of group long-term disability business included in the totals.
The following table provides incurred claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2017.  The amounts for 2017 and 2016 are audited while the amounts for 2015 and earlier are unaudited.
Year	For the Years Ended December 31,						Total of IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
Incurred	2012	2013	2014	2015	2016	2017	December 31, 2017
2012	$1,132	$1,087	$999	$993	$1,116	$1,104	$—	624
2013		806	836	815	838	838	—	234
2014			868	955	799	768	—	182
2015				989	918	701	—	226
2016					1,694	1,552	—	224
2017						2,038	631	143
					Total	$7,001
The following table provides cumulative paid claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2017.  The amounts for 2017 and 2016 are audited while the amounts for 2015 and earlier are unaudited.
	For the Years Ended December 31,
Year Incurred	2012	2013	2014	2015	2016	2017
2012	$91	$373	$499	$605	$675	$733
2013		91	336	449	501	537
2014			71	276	411	481
2015				100	390	491
2016					164	505
2017						162
					Total	$2,909
All outstanding liabilities before 2012, net of reinsurance						$1,079
Liabilities for claims and claim adjustment expenses, net of reinsurance						$5,171

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides a reconciliation of incurred and paid claims development information to the aggregate carrying amount of the liability for unpaid claims and claim adjustment expenses at December 31.  Included in other short-duration contracts are group life, group short-term disability, group dental, group vision, and individual accident and health for the Individual and Old American segments, none of which are individually significant.
	2017	2016
Net outstanding liabilities:
Group long-term disability	$5,171	$4,646
Other short-duration contracts	4,139	4,051
Liabilities for unpaid claims and claim adjustment expenses, net of reinsurance	9,310	8,697

Reinsurance recoverable on unpaid claims:
Group long-term disability	25,220	26,554
Other short-duration contracts	6,409	6,595
Total reinsurance recoverable on unpaid claims	31,629	33,149

Insurance lines other than short-duration	27,891	26,300
Unallocated claims adjustment expenses	—	—
Impact of discounting	(5,151)	(8,123)
Other	—	—
	22,740	18,177

Total gross liability for unpaid claims and claim adjustment expenses	$63,679	$60,023
The following table provides the historical average annual percentage payout of incurred claims by age, net of reinsurance, at December 31, 2017.
	Years
	1	2	3	4	5
Group long-term disability	10.18%	28.95%	14.27%	8.32%	5.30%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

10. Participating Policies
We have insurance contracts where the policyholder is entitled to share in the earnings through dividends, which reflect the difference between the premium charged and the actual experience.  These insurance contracts were directly issued by the Company or were acquired through the purchase of participating blocks of business, largely through reinsurance assumption transactions.  Participating business approximated 7% of total statutory premiums in 2017, compared to 8% in 2016.  Assumed participating business from the acquisition of closed blocks of business accounted for 99% of total participating statutory premiums in both 2017 and 2016.  Participating business equaled 10% of total life insurance in force at December 31, 2017, compared to 11% at December 31, 2016.  Assumed participating business accounted for 97% of total participating life insurance in force at both December 31, 2017 and December 31, 2016.
The amount of dividends to be paid is determined annually by our Board of Directors.  Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued, as well as for policyholder dividends having been declared by the Board of Directors in excess of the original scale.
11. Debt
We had no notes payable at December 31, 2017 or December 31, 2016.
As a member of the Federal Home Loan Bank of Des Moines (FHLB) with a capital investment of $4.8 million at December 31, 2017, we have the ability to borrow on a collateralized basis from the FHLB.  We received an insignificant amount of dividends on the capital investment in 2017, 2016, and 2015.
We have three unsecured revolving lines of credit with two major commercial banks.  The lines available totaled $70.0 million at December 31, 2017 and December 31, 2016 with no balances outstanding.  The lines of credit are at variable interest rates based upon short-term indices and will mature in June of 2018.  We anticipate renewing these lines of credit as they come due.  One line of credit includes a $10.0 million portion that can be unconditionally canceled by the lending institution at its discretion at any time.
12. Income Taxes
The following table provides information about income taxes for the years ended December 31.
	2017	2016	2015
Current income tax expense	$4,784	$5,069	$9,048
Deferred income tax expense (benefit)	3,531	3,659	3,922
Adjustment to deferred taxes for enacted changes in tax laws	(30,487)	—	—
Total income tax expense (benefit)	$(22,172)	$8,728	$12,970
The following table provides information about taxes paid for the years ended December 31.
	2017	2016	2015
Cash paid for income taxes	$3,569	$4,933	$5,754

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides a reconciliation of the federal income tax rate to our effective income tax rate for the years ended December 31.
	2017	2016	2015
Federal income tax rate	35%	35%	35%
Tax credits, net of equity adjustment	(2)%	(5)%	(4)%
Permanent differences and other	(2)%	(2)%	—%
Remeasurement of deferred taxes for enacted changes in tax laws	(106)%	—%	—%
Effective income tax rate	(75)%	28%	31%
Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.
	2017	2016
Deferred tax assets:
Future policy benefits	$7,626	$18,327
Employee retirement benefits	7,523	18,760
Other	5,233	6,725
Deferred tax assets	20,382	43,812
Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	4,017	6,431
Unrealized investment gains	19,756	32,476
Capitalization of DAC, net of amortization	37,738	60,216
VOBA	4,262	8,081
Property and equipment	1,491	4,797
Deferred tax liabilities	67,264	112,001
Net deferred tax liability	46,882	68,189
Current tax asset	(3,081)	(1,937)
Income taxes payable	$43,801	$66,252
A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable.  Management reviews the need for a valuation allowance based on our anticipated future earnings, reversal of future taxable differences, the available carryback and carryforward periods, tax planning strategies that are prudent and feasible, and the ability and intent to hold securities until their recovery.  In management's opinion, it is more likely than not that we will realize the benefit of our deferred taxes.
The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  In general, we are no longer subject to U.S. federal, state, or local income tax examinations by tax authorities for years prior to 2014.  We are not currently under examination by the Internal Revenue Service (IRS).
Tax positions are evaluated at the reporting date to determine whether an unrecognized tax benefit should be recorded.  A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31 is as follows:
	2017	2016
Beginning of year	$—	$535
Reductions for tax positions of prior years	—	(535)
End of year	$—	$—

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Our policy is to recognize interest and penalties accrued related to unrecognized tax benefits in income tax expense.  The Company recognized no tax benefit related to tax penalty and interest expense in 2017.  The Company recognized $0.1 million tax benefit related to tax penalty and interest expense in 2016.  The Company recognized no tax penalty and interest expense in 2015.
We had no material uncertain tax positions at December 31, 2017 or December 31, 2016.
Income tax expense (benefit) is recorded in various places in our financial statements, as detailed below, for the years ended December 31.
	2017	2016	2015
Income tax expense (benefit)	$(22,172)	$8,728	$12,970
Stockholders' equity:
Related to:
Change in net unrealized gains on securities available for sale	426	(1,004)	(27,600)
Effect on DAC, VOBA, and DRL	675	850	4,013
Change in future policy benefits	1,045	(1,056)	2,646
Change in policyholder account balances	36	(6)	149
Change in benefit plan obligations	3,467	6,543	196
Total income tax expense (benefit) included in financial statements	$(16,523)	$14,055	$(7,626)
Beginning January 1, 2018, the TCJA imposes a limitation on tax reserves based upon the greater of net surrender value or 92.81% of the reserve method prescribed by the NAIC which covers such contracts as of the date the reserve is determined.  The Company has elected to apply SEC Staff Accounting Bulletin No. 118 (SAB 118) as permitted by the FASB.  SAB 118 was issued on December 22, 2017 to address the application of GAAP in situations where a company does not have the necessary information available, prepared, or analyzed in reasonable detail to complete the accounting for certain income tax effects of the TCJA.  We have recognized the provisional tax impacts related to the change in the methodology employed to calculate tax reserves.  As a result, we have recorded a deferred tax asset and offsetting deferred tax liability of $7.4 million in our financial statements for the year ended December 31, 2017.  The provisional amount has been recorded as we do not have the information available in appropriate detail to analyze and calculate the amount required under the change in methodology.  The ultimate impact may differ, potentially materially, from the provisional amount due to additional analysis, changes in our interpretations or assumptions, or additional regulatory guidance that may be issued, among other things.  The accounting is expected to be completed during the year ended December 31, 2018.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

13. Pensions and Other Postemployment Benefits
We have pension and other postemployment benefit plans covering substantially all of our employees for which the measurement date is annually on December 31.
The Kansas City Life Cash Balance Pension Plan (the Plan or pension plan) was amended effective December 31, 2010 to provide that participants' accrued benefits will be frozen, and that no further benefits or accruals will be earned after December 31, 2010.  Although participants will no longer accrue additional benefits under the Plan at December 31, 2010, participants will continue to earn years of service for vesting purposes under the Plan with respect to their benefits accrued through December 31, 2010.  In addition, the cash balance account will continue to earn annual interest.  Plan benefits are based on a cash balance account consisting of credits to the account based upon an employee's years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year U.S. Treasury bond rate for November of each year or 5.00%.
During 2016, the IRS mandated that qualified pension plans adopt one of three interest crediting methodologies.  The Plan was amended effective January 1, 2017 to change its interest crediting rate to be the greater of 5.00% or the 30-year U.S. Treasury Rate.  Prior to January 1, 2017, the interest crediting rate was the greater of 5.50% or the 30-year U.S. Treasury Rate.
In September 2016, the Plan was amended to allow for a one-time payment of benefits to certain qualified participants.  Benefits in the form of cash lump sum payments or rollovers of lump sum benefits to qualified financial institutions were elected by certain participants.  Total benefits paid under this one-time offer equaled $2.3 million or 1.60% of the projected benefit obligation as of December 31, 2015 and were not considered to be a significant event.
The benefits expected to be paid in each year from 2018 through 2022 are as follows: $9.4 million in 2018; $9.7 million in 2019; $9.1 million in 2020; $9.0 million in 2021; and $8.7 million in 2022.  The aggregate benefits expected to be paid in the five years from 2023 through 2027 are $43.2 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2017 and are the actuarial present value of the vested benefits to which the employee is currently entitled but based upon the expected date of separation or retirement.  The 2018 contribution for the Plan has not been determined.
The asset allocation of the fair value of pension plan assets compared to the target allocation range at December 31 was:
	2017	2016	Target Allocation

Equity securities	46%	41%	33% - 43%
Asset allocation and alternative assets	22%	30%	23% - 33%
Debt securities	25%	28%	26% - 42%
Cash and cash equivalents	7%	1%	0% - 2%
Certain of our pension plan assets consist of investments in pooled separate accounts.  The NAV of the separate accounts is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account.  Sale of plan assets may be at values less than NAV.  Certain redemption restrictions may apply to specific stock and bond funds, including written notices prior to the withdrawal of funds and a potential redemption fee on certain withdrawals.
Hedge fund investments are recorded at NAV.  The Plan's hedge funds invest primarily in other investment funds.  The valuation policies of the hedge funds provide that the value of investments in other investment funds be stated at fair value based on the NAV of the other investment funds and certain redemption restrictions may apply, including a 45 day prior written notice to withdraw funds.
Plan fiduciaries set investment policies and strategies and oversee its investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies, and setting long-term strategic targets.  Long-term strategic investment objectives include preserving the funded status of the Plan and balancing risk and return.  Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range.  The Plan does not expect to return any plan assets to the Company during 2018.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The current assumption for the expected long-term rate of return on plan assets is 7.50%.  This assumption is determined by analyzing: 1) historical average returns achieved by asset allocation and active management; 2) historical data on the volatility of returns; 3) current yields available in the marketplace; 4) actual returns on plan assets; and 5) current and anticipated future allocation among asset classes.  The asset classes used for this analysis are domestic and international equities, investment grade corporate bonds, alternative assets, and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the Plan.  Effective January 1, 2018, the assumption for the expected long-term rate of return on plan assets was reduced to 7.15%.
The assumed discount rate used to determine the benefit obligation was 3.30% for pension benefits and was 3.52% for postemployment benefits.  The discount rates were determined by reference to the Citigroup Pension Liability Yield Curve on December 31, 2017.  Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the fair value of a cash flow defeasing portfolio of bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.
We adopted the updated mortality tables issued by the Society of Actuaries during 2017.  These tables were updated because of additional mortality information and reflect more recent modifications.  These modifications generally reduced life expectancy, which may result in a lower benefit obligation for certain pension plans.  The result of the adoption of this updated table was a decrease of $1.1 million in the Plan's benefit obligation at December 31, 2017.
The postemployment medical plans for eligible employees and their dependents are contributory with contributions adjusted annually.  The benefits expected to be paid in each year from 2018 through 2022 are as follows: $0.6 million in 2018; $0.6 million in 2019; $0.7 million in 2020; $0.7 million in 2021; and $0.7 million in 2022.  The aggregate benefits expected to be paid in the five years from 2023 through 2027 are $4.3 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2017.  The 2018 contribution for the postemployment medical plans is estimated to be $0.6 million.  The Company pays these medical costs as they become due and the postemployment plan incorporates cost-sharing features.  The postemployment plan disclosures included herein do not include the potential impact from the Medicare Act (the Act) that became law in December 2003.  The Act introduced a new federal subsidy to sponsors of certain retiree health care plans that provide a benefit that is at least actuarially equivalent to Medicare.  Since the Company does not provide benefits that are actuarially equivalent to Medicare, the Act did not impact our disclosures.
Non-contributory defined contribution retirement plans for eligible general agents and sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions.  Contributions to these plans were $0.2 million in both 2017 and 2016, and $0.1 million in 2015.  Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered.  Contributions to these plans were $0.3 million in 2017, $0.2 million in 2016, and $0.3 million in 2015.
Savings plans for eligible employees and agents match employee and agent contributions up to 8.00% of salary and 2.50% of agents' prior year paid commissions.  Contributions to the savings plans were $2.2 million in 2017 and $2.1 million in both 2016 and 2015.  We may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits.  The Company did not make a profit sharing contribution in 2017, 2016, or 2015.
We recognize the funded status of our pension and postemployment plans, measured as the difference between plan assets at fair value and the projected benefit obligation, in the Consolidated Balance Sheets.  Changes in the funded status that arise during the period, but are not recognized as components of net periodic benefit cost, are recognized within other comprehensive income (loss), net of taxes.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables provide information regarding pension benefits and other postemployment benefits (OPEB) for the years ended December 31.
	Pension Benefits		OPEB
	2017	2016	2017	2016
Change in projected benefit obligation:
Benefit obligation at beginning of year	$133,862	$144,395	$23,060	$34,616
Service cost	—	—	307	518
Interest cost	4,725	5,333	910	1,452
Plan participants' contributions	—	—	461	496
Plan changes	—	(1,538)	—	—
Actuarial (gain) loss	5,188	(1,504)	(5,613)	(13,055)
Benefits paid	(9,543)	(12,824)	(893)	(967)
Benefit obligation at end of year	$134,232	$133,862	$18,232	$23,060

Change in plan assets:
Fair value of plan assets at beginning of year	$134,293	$130,858	$—	$—
Return on plan assets	18,206	10,231	—	—
Plan participants' contributions	—	—	461	496
Company contributions	4,051	6,028	432	471
Benefits paid	(9,543)	(12,824)	(893)	(967)
Fair value of net plan assets at end of year	$147,007	$134,293	$—	$—

Funded status at end of year	$(12,775)	$(431)	$18,232	$23,060

	Pension Benefits		OPEB
	2017	2016	2017	2016
Amounts recognized in accumulated other comprehensive income (loss):
Net loss (gain)	$69,091	$75,108	$(13,657)	$(8,877)
Prior service credit	(1,472)	(1,538)	(100)	(925)
Total accumulated other comprehensive income (loss)	$67,619	$73,570	$(13,757)	$(9,802)

	Pension Benefits		OPEB
	2017	2016	2017	2016
Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss):
Unrecognized actuarial net gain	$(3,379)	$(2,333)	$(5,613)	$(13,055)
Unrecognized prior service credit	—	(1,538)	—	—
Amortization of net gain (loss)	(2,638)	(2,649)	833	(96)
Amortization of prior service credit	66	—	825	976
Total (gain) loss recognized in other comprehensive income (loss)	$(5,951)	$(6,520)	$(3,955)	$(12,175)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	Pension Benefits		OPEB
	2017	2016	2017	2016
Plans with underfunded accumulated benefit obligation:
Projected benefit obligation	$134,232	$133,862	$—	$—
Accumulated benefit obligation	134,232	133,862	—	—
Fair value of plan assets	147,007	134,293	—	—

Weighted average assumptions used to determine benefit obligations at December 31:
Discount rate	3.30%	3.69%	3.52%	4.02%

Weighted average assumptions used to determine net periodic benefit cost for years ended December 31:
Discount rate	3.69%	3.84%	4.02%	4.26%
Expected return on plan assets	7.50%	7.50%	—%	—
The following table presents the fair value of each major category of pension plan assets at December 31.
	2017	2016
Fixed maturity securities:
U.S. Government	$479	$666
Industrial and public utility	11,773	16,050
Investment funds:
Mutual funds	51,074	44,548
Hedge fund	6,434	18,679
Collective trust	49,381	42,995
Limited partnerships	12,035	10,443
Other invested assets	25	14
Cash and cash equivalents	9,685	723
Receivables	6,148	178
Fair value of assets at end of year	147,034	134,296
Liabilities:
Accrued liabilities	27	3
Total liabilities	27	3
Fair value of net plan assets at end of year	$147,007	$134,293

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables provide the fair value hierarchy, as described in Note 4, for pension plan assets at December 31.
	2017
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$—	$479	$—	$479
Industrial and public utility	—	11,773	—	11,773
Mutual funds	51,074	—	—	51,074
Other invested assets	—	—	25	25
Total assets in the fair value hierarchy	51,074	12,252	25	63,351

Investments measured at net asset value: [1]
Hedge fund				6,434
Collective trust				49,381
Limited partnerships				12,035
Investments at fair value				$131,201

	2016
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$—	$666	$—	$666
Industrial and public utility	—	16,050	—	16,050
Mutual funds	44,548	—	—	44,548
Other invested assets	—	—	14	14
Total assets in the fair value hierarchy	44,548	16,716	14	61,278

Investments measured at net asset value: [1]
Hedge fund				18,679
Collective trust				42,995
Limited partnerships				10,443
Investments at fair value				$133,395
1 These investments are valued based on net asset value per unit.  These values are provided by the fund as a practical expedient and have not been classified in the fair value hierarchy.
The following table discloses the changes in Level 3 pension plan assets measured at fair value on a recurring basis for the years ended December 31.
	2017	2016
Beginning balance	$14	$32
Gains (losses) realized and unrealized	11	(18)
Ending balance	$25	$14

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides the components of net periodic benefit cost for the years ended December 31.
	Pension Benefits			OPEB
	2017	2016	2015	2017	2016	2015
Service cost	$—	$—	$—	$307	$518	$686
Interest cost	4,725	5,333	5,424	910	1,452	1,402
Expected return on plan assets	(9,638)	(9,403)	(9,919)	—	—	—
Amortization of:
Unrecognized actuarial net (gain) loss	2,638	2,649	2,400	(833)	96	471
Unrecognized prior service credit	(66)	—	—	(825)	(976)	(1,146)
Net periodic benefit cost (credit)	(2,341)	(1,421)	(2,095)	(441)	1,090	1,413
Total recognized in other comprehensive income (loss)	(5,951)	(6,520)	1,934	(3,955)	(12,175)	(2,493)
Total recognized in net periodic benefit cost (credit) and other comprehensive income (loss)	$(8,292)	$(7,941)	$(161)	$(4,396)	$(11,085)	$(1,080)
The following table provides the estimated net loss and prior service credit for the pension plan and other postemployment plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2018.
	Pension Benefits	OPEB
Actuarial net loss (gain)	$2,394	$(1,292)
Prior service credit	(66)	(100)
The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the following table demonstrates.
	One Percentage Point Change in the Growth Rate
	Increase	Decrease
Service and interest cost components	$160	$(126)
Postemployment benefit obligation	2,877	(2,322)
For measurement purposes, the annual increase in the per capita cost of covered health care benefits was assumed to be 7.25%, decreasing gradually to 5.00% in 2028 and thereafter.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

14. Share-Based Payment
We have an omnibus incentive plan that includes a long-term incentive benefit for senior management.  The plan design includes a cash award to participants that may be paid, in part, based on the increase in the share price of our common stock through units (phantom shares) assigned by the Board of Directors.  The cash award is calculated over a three-year interval on a calendar year basis.  At the conclusion of each three-year interval, participants will receive a cash award based on the increase in the share price during a defined measurement period, multiplied by the number of units attributable to each participant.  The increase in the share price is determined based on the change in the share price from the beginning to the end of the three-year interval.  Amounts representing dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation.  Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability, or retirement.  In addition, all payments are lump sum with no deferrals allowed.  The Company does not make payments in shares, warrants, or options.
The following table provides information about the outstanding three-year intervals at December 31, 2017.
Defined Measurement Period	Number of Units	Grant Price
2015-2017	165,527	$47.87
2016-2018	134,828	$43.495
2017-2019	130,017	$48.01
2018-2020*	155,297	$45.62
*  Effective January 1, 2018
The plan made a payment of $0.5 million during 2017 for the three-year interval ended December 31, 2016 and a payment of $1.7 million during 2016 for the three-year interval ended December 31, 2015.  The plan made a payment of $3.8 million during 2015 for the three-year interval ended December 31, 2014.  The change in accrual that reduced operating expense during 2017 was $0.1 million, net of tax.  The cost of share-based compensation accrued as an operating expense during 2016 was $0.9 million, net of tax.  The change in accrual that reduced operating expense during 2015 was $0.1 million, net of tax.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

15. Reinsurance
The following table provides information about reinsurance for the years ended December 31.
	2017	2016	2015
Life insurance in force (in millions) :
Direct	$28,592	$28,838	$28,104
Ceded	(13,357)	(13,245)	(13,296)
Assumed	3,217	3,409	3,666
Net	$18,452	$19,002	$18,474

Premiums:
Life insurance:
Direct	$178,318	$171,314	$159,692
Ceded	(47,306)	(47,122)	(46,262)
Assumed	2,232	2,304	2,415
Net	$133,244	$126,496	$115,845

Accident and health:
Direct	$57,324	$55,400	$54,465
Ceded	(10,632)	(10,077)	(10,135)
Net	$46,692	$45,323	$44,330
Ceded Reinsurance Arrangements
Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $17.2 million at December 31, 2017 and $19.4 million at December 31, 2016.  The reserve for future policy benefits ceded under this agreement was $10.2 million at December 31, 2017 and $11.5 million at December 31, 2016.
Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  In June 2012, Sunset Life recaptured approximately 9% of the outstanding bulk reinsurance agreement.  The insurance in force ceded approximated $763.4 million at December 31, 2017 and $828.5 million at December 31, 2016.  Premiums totaled $6.5 million during 2017, $6.8 million during 2016, and $7.0 million during 2015.
Reinsurance recoverables were $185.6 million at year-end 2017, consisting of reserves ceded of $172.0 million and claims ceded of $13.6 million.  Reinsurance recoverables were $187.9 million at year-end 2016, consisting of reserves ceded of $175.9 million and claims ceded of $12.0 million.
The maximum retention on any one life during 2017 and 2016 was $0.5 million for ordinary life plans and $0.1 million for group coverage.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table reflects our reinsurance partners whose reinsurance recoverable was 5% or greater of our total reinsurance recoverable at December 31, 2017, along with their A.M. Best credit rating.
	A.M. Best Rating	Reinsurance Recoverable	% of Recoverable
TransAmerica Life Insurance Company	A+	$44,745	24%
Security Life of Denver	A	23,093	12%
RGA Reinsurance Company	A+	21,430	12%
Union Security Insurance Company	A-	12,135	7%
Employers Reassurance Corporation	A-	10,513	6%
Lewer Life Insurance Company	B	10,222	5%
Other (22 Companies)		63,509	34%
Total		$185,647	100%
A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.  The solvency of reinsurers is reviewed annually.
We monitor several factors that we consider relevant as to the ongoing ability of a reinsurer to meet the obligations of the reinsurance agreements.  These factors include the credit rating of the reinsurer and significant changes or events of the reinsurer.  If we believe that any reinsurer would not be able to satisfy its obligations with us, a separate contingency reserve may be established.  At year-end 2017 and 2016, no reinsurer met these conditions.  In addition, we review the credit rating and financial statements of a reinsurer before entering into any new agreements.
Assumed Reinsurance Arrangements
We acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  Investments equal to the statutory policy reserves are held in a trust to secure payment of the estimated liabilities relating to the policies.  This block had $796.6 million of life insurance in force at December 31, 2017 and $863.7 million of life insurance in force at December 31, 2016.  This block generated life insurance premiums of $2.1 million in 2017, $2.2 million in 2016, and $2.3 million in 2015.
We acquired a block of variable universal life insurance policies and variable annuity contracts from American Family Life Insurance Company in 2013.  The transfer was comprised of a 100% modified coinsurance transaction on the separate account business and a 100% coinsurance transaction for the corresponding fixed account business.  Included in the transaction are ongoing servicing arrangements for this business.  This block consisted of $331.0 million of separate account balances at December 31, 2017, which are included in the financial statements of American Family, compared to $295.7 million at December 31, 2016.  This block consisted of $0.6 million of future policy benefits and $30.2 million in fixed fund balances that are included in Policyholder Account Balances in the Company's Consolidated Balance Sheets at December 31, 2017.  This block consisted of $0.6 million of future policy benefits and $28.5 million in fixed fund balances at December 31, 2016.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

16. Comprehensive Income (Loss)
Comprehensive income (loss) is comprised of net income and other comprehensive income (loss).  Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassifications for realized investment gains or losses), net of adjustments to DAC, VOBA, DRL, future policy benefits, and policyholder account balances.  In addition, other comprehensive income (loss) includes the change in the liability for benefit plan obligations.  Other comprehensive income (loss) reflects these items net of tax.
The following tables provide information about comprehensive income (loss).
	Year Ended December 31, 2017
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized gains arising during the year:
Fixed maturity securities	$2,854	$1,001	$1,853
Equity securities	827	289	538
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	2,474	866	1,608
Other-than-temporary impairment losses recognized in earnings	—	—	—
Other-than-temporary impairment losses recognized in other comprehensive income	(7)	(2)	(5)
Net unrealized gains excluding impairment losses	1,214	426	788
Change in benefit plan obligations	9,906	3,467	6,439
Effect on DAC, VOBA, and DRL	1,929	675	1,254
Future policy benefits	2,987	1,045	1,942
Policyholder account balances	102	36	66
Other comprehensive income	$16,138	$5,649	$10,489
Net income			51,541
Comprehensive income			$62,030

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	Year Ended December 31, 2016
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized gains (losses) arising during the year:
Fixed maturity securities	$2,201	$771	$1,430
Equity securities	(551)	(193)	(358)
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	5,139	1,799	3,340
Other-than-temporary impairment losses recognized in earnings	(563)	(196)	(367)
Other-than-temporary impairment losses recognized in other comprehensive income	(57)	(21)	(36)
Net unrealized losses excluding impairment losses	(2,869)	(1,004)	(1,865)
Change in benefit plan obligations	18,695	6,543	12,152
Effect on DAC, VOBA, and DRL	2,427	850	1,577
Future policy benefits	(3,016)	(1,056)	(1,960)
Policyholder account balances	(16)	(6)	(10)
Other comprehensive income	$15,221	$5,327	$9,894
Net income			22,316
Comprehensive income			$32,210

	Year Ended December 31, 2015
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized losses arising during the year:
Fixed maturity securities	$(78,242)	$(27,386)	$(50,856)
Equity securities	(46)	(16)	(30)
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	3,048	1,067	1,981
Other-than-temporary impairment losses recognized in earnings	(2,189)	(766)	(1,423)
Other-than-temporary impairment losses recognized in other comprehensive loss	(292)	(103)	(189)
Net unrealized losses excluding impairment losses	(78,855)	(27,600)	(51,255)
Change in benefit plan obligations	560	196	364
Effect on DAC, VOBA, and DRL	11,465	4,013	7,452
Future policy benefits	7,559	2,646	4,913
Policyholder account balances	425	149	276
Other comprehensive loss	$(58,846)	$(20,596)	$(38,250)
Net income			29,226
Comprehensive loss			$(9,024)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides accumulated balances related to each component of accumulated other comprehensive income (loss) at December 31, 2017, net of tax.  This table reflects the adoption of the FASB guidance regarding the reclassification of certain stranded tax effects from accumulated other comprehensive income (loss) that we adopted effective December 31, 2017.
	Unrealized Gain on Non-Impaired Securities	Unrealized Gain on Impaired Securities	Benefit Plan Obligations	DAC/ VOBA/DRL Impact	Future Policy Benefits	Policyholder Account Balances	Total

Beginning of year	$58,633	$1,750	$(41,448)	$(9,492)	$(14,453)	$(306)	$(5,316)
Other comprehensive income before reclassification	2,357	34	6,439	1,225	1,942	66	12,063
Amounts reclassified from accumulated other comprehensive income (loss)	(1,608)	5	—	29	—	—	(1,574)
Net current period other comprehensive income	749	39	6,439	1,254	1,942	66	10,489
Cumulative effect of adoption of new accounting principle	12,790	385	(7,540)	(1,774)	(2,695)	(51)	1,115
End of year	$72,172	$2,174	$(42,549)	$(10,012)	$(15,206)	$(291)	$6,288
The following table provides accumulated balances related to each component of accumulated other comprehensive income (loss) at December 31, 2016, net of tax.
	Unrealized Gain on Non-Impaired Securities	Unrealized Gain on Impaired Securities	Benefit Plan Obligations	DAC/ VOBA/DRL Impact	Future Policy Benefits	Policyholder Account Balances	Total

Beginning of year	$59,163	$3,085	$(53,600)	$(11,069)	$(12,493)	$(296)	$(15,210)
Other comprehensive income (loss) before reclassification	(3,870)	(932)	12,152	1,689	(1,960)	(10)	7,069
Amounts reclassified from accumulated other comprehensive income (loss)	3,340	(403)	—	(112)	—	—	2,825
Net current period other comprehensive income (loss)	(530)	(1,335)	12,152	1,577	(1,960)	(10)	9,894
End of year	$58,633	$1,750	$(41,448)	$(9,492)	$(14,453)	$(306)	$(5,316)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table presents the pre-tax and the related income tax benefit (expense) components of the amounts reclassified from accumulated other comprehensive income (loss) to the Consolidated Statements of Comprehensive Income for the years ended December 31.
	2017	2016	2015
Reclassification adjustments related to unrealized gains (losses) on investment securities:
Net realized investment gains, excluding impairment losses [1]	$2,474	$5,139	$3,048
Income tax expense [2]	(866)	(1,799)	(1,067)
Net of taxes	1,608	3,340	1,981
Other-than-temporary impairment losses [1]	(7)	(620)	(2,481)
Income tax benefit [2]	2	217	869
Net of taxes	(5)	(403)	(1,612)
Reclassification adjustment related to DAC, VOBA, and DRL [1]	(44)	(173)	(38)
Income tax benefit [2]	15	61	13
Net of taxes	(29)	(112)	(25)
Total pre-tax reclassifications	2,423	4,346	529
Total income tax expense	(849)	(1,521)	(185)
Total reclassification, net taxes	$1,574	$2,825	$344
1  (Increases) decreases net realized investment gains (losses) on the Consolidated Statements of Comprehensive Income.
2  (Increases) decreases income tax expense on the Consolidated Statements of Comprehensive Income.
17. Earnings per Share
Due to our capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported.  The average number of shares outstanding were 9,683,414 shares during 2017 and 2016, and 10,614,068 shares during 2015.  The number of shares outstanding at both December 31, 2017 and December 31, 2016 was 9,683,414.

18. Segment Information
We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  The Individual Insurance segment consists of individual insurance products for both Kansas City Life and Sunset Life and the assumed reinsurance transactions.  The Group Insurance segment consists of sales of group life, dental, vision, and group disability products.  The Old American segment consists of individual insurance products designed largely as final expense products.
Insurance revenues, as shown in the Consolidated Statements of Comprehensive Income, consist of premiums and contract charges, less reinsurance ceded.  Insurance revenues are defined as "customer revenues" for segment reporting purposes.  Separate investment portfolios are maintained for Kansas City Life, Sunset Life, and Old American for segment reporting purposes.  Investment assets and income are allocated to the Group Insurance segment based upon its cash flows and future policy benefit liabilities.  Policyholder benefits are specifically identified to the respective segment.  Most home office functions are fully integrated for all segments in order to maximize economies of scale.  Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.
Inter-segment revenues are not material.  We operate solely in the United States of America and no individual customer accounts for 10% or more of our revenue.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables provide selected financial statement items of each of the operating segments for the years ended December 31.  Intercompany transactions have been eliminated to arrive at Consolidated Statements of Comprehensive Income.
	2017
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues (customer revenues)	$145,449	$59,569	$88,935	$293,953
Interest credited to policyholder account balances	72,921	—	—	72,921
Amortization of deferred acquisition costs	15,916	—	18,805	34,721
Income tax expense (benefit)	(16,687)	910	(6,395)	(22,172)
Net income	41,005	1,690	8,846	51,541

Assets	4,120,410	9,710	400,550	4,530,670

	2016
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues (customer revenues)	$141,557	$56,967	$84,429	$282,953
Interest credited to policyholder account balances	72,814	—	—	72,814
Amortization of deferred acquisition costs	10,070	—	17,763	27,833
Income tax expense	8,108	44	576	8,728
Net income	20,974	86	1,256	22,316

Assets	4,051,014	8,834	389,565	4,449,413
	2015
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues (customer revenues)	$137,001	$55,576	$79,628	$272,205
Interest credited to policyholder account balances	74,326	—	—	74,326
Amortization of deferred acquisition costs	13,411	—	14,937	28,348
Income tax expense	11,111	166	1,693	12,970
Net income	25,969	308	2,949	29,226

Assets	4,035,016	9,299	377,558	4,421,873

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

19. Quarterly Consolidated Financial Data (unaudited)
The unaudited quarterly results of operations for the years ended December 31 are summarized in the following table.
	First	Second	Third	Fourth
2017:
Total revenues	$111,237	$115,277	$112,014	$112,174

Total benefits and expenses	103,983	107,360	102,671	107,319

Net income	5,168	5,612	6,648	34,113

Per common share,
basic and diluted	0.53	0.58	0.69	3.52

2016:
Total revenues	$112,554	$108,524	$112,209	$111,735

Total benefits and expenses	106,321	101,002	102,055	104,600

Net income	4,257	5,242	7,193	5,624

Per common share,
basic and diluted	0.44	0.54	0.74	0.58
20. Statutory Information and Stockholder Dividends Restriction
The following table provides Kansas City Life's net gain from operations, net income, and capital and surplus (stockholders' equity) on the statutory basis used to report to regulatory authorities for the years ended December 31.
	2017	2016	2015

Net gain from operations	$14,440	$11,457	$27,390

Net income	15,977	12,457	29,149

Capital and surplus	307,501	323,304	297,612
The decrease in capital and surplus in 2017 was largely attributable to changes in net deferred income tax of $25.1 million, stockholder dividends paid of $10.5 million, and changes in net unrealized capital losses of $10.2 million.  These changes were partially offset by net income of $16.0 million, a $10.4 million reduction in the liability for pension and OPEB, and a $4.2 million decrease in nonadmitted assets.  The change in net deferred income tax largely resulted from the remeasurement of deferred taxes to reflect the reduced corporate federal income tax rate of 21% as defined under the TCJA.  The change in capital and surplus in 2016 was largely attributable to a $19.9 million reduction in the liability for pension and OPEB, net income of $12.5 million, and a $7.0 million increase in net unrealized gains.  These changes were partially offset by stockholder dividends paid of $10.5 million and a $4.6 million increase in asset valuation reserve.
Kansas City Life recognizes its 100% ownership in Old American and Sunset Life under the equity method with subsidiary earnings recorded through surplus on a statutory accounting basis.  Capital and surplus at December 31, 2017 in the above table includes capital and surplus of $21.7 million for Old American and $25.2 million for Sunset Life.
Stockholder dividends may not exceed statutory unassigned surplus.  Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year.  We believe that Kansas City Life, as the parent company, has sufficient cash resources, independent of dividends paid by its affiliates, to satisfy its own stockholder dividend payments.  In addition, we believe that individually each of the insurance enterprises has sufficient cash flows to satisfy the anticipated cash dividends that are expected to be declared.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The maximum stockholder dividends payable by Kansas City Life without prior approval in 2018 is $30.8 million, 10% of December 31, 2017 capital and surplus.  The maximum stockholder dividends payable by Old American without prior approval in 2018 is $2.3 million, 10% of December 31, 2017 capital and surplus.  The maximum stockholder dividends payable by Sunset Life without prior approval in 2018 is $2.5 million, 10% of December 31, 2017 capital and surplus.  We believe that the statutory limitations impose no practical restrictions on the dividend payment plans of our three insurance companies.
Insurance companies are monitored and evaluated by state insurance departments as to the financial adequacy of statutory capital and surplus in relation to each company's risks.  One such measure is through the risk-based capital (RBC) guidelines.  RBC requirements are intended to be used by insurance regulators as an early warning tool to identify deteriorating or weakly capitalized insurance companies for the purpose of initiating regulatory action.  RBC guidelines consist of target statutory surplus levels based on the relationship of statutory capital and surplus to the sum of weighted risk exposures.  The RBC calculation determines both an authorized control level and a total adjusted capital prepared on the RBC basis.  Generally, regulatory action is at 150% of the authorized control level.  Each of the three insurance companies was within the range of approximately 700% to 1,100%, well in excess of the control level at December 31, 2017.
We are required to deposit a defined amount of assets with state regulatory authorities.  Such assets had a statutory carrying value of $12.3 million at December 31, 2017 and $12.1 million at both December 31, 2016 and December 31, 2015.
21. Commitments, Contingent Liabilities, Guarantees, and Indemnifications
Commitments
In the normal course of business, we have open purchase and sale commitments.  At December 31, 2017, we had purchase commitments to fund mortgage loans of $6.5 million.
Subsequent to December 31, 2017 we entered into commitments to fund additional mortgage loans of $7.8 million.
Contingent Liabilities
We are defendants in, or subject to, other claims or legal actions related to insurance and investment products.  Some of these claims and legal actions are in jurisdictions where juries are given substantial latitude in assessing damages, including punitive damages.
We are involved in litigation from time to time both as a defendant and as a plaintiff, in the ordinary course of business.  Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these legal actions and other claims would not have a material effect on our business, financial position, or results of operations.
In accordance with applicable accounting guidelines, we establish an accrued liability for litigation and regulatory matters, when those matters present loss contingencies that are both probable and estimable.  As a litigation or regulatory matter develops, it is evaluated on an ongoing basis, often in conjunction with outside counsel, as to whether the matter presents a loss contingency that meets conditions indicating the need for accrual and/or disclosure.  If and when a loss contingency related to litigation or regulatory matters is deemed to be both probable and estimable, we establish an accrued liability.  This accrued liability is then monitored for further developments that may affect the amount of the accrued liability.
Based on currently available information, we do not believe that any litigation, proceeding, or other matter to which we are a party or otherwise involved will have a material adverse effect on our financial condition or cash flows.  However, in light of the uncertainties involved in such matters, we are unable to predict the outcome or the timing of the ultimate resolution of these matters.
We are subject to regular reviews and inspections by state and federal regulatory authorities.  State insurance examiners - or independent audit firms engaged by such examiners - may, from time to time, conduct examinations or investigations into industry practices and into customer complaints.  A regulatory violation discovered during a review, inspection, or investigation could result in a wide range of remedies that could include the imposition of sanctions against us or our employees, which could have a material adverse effect on our financial statements.  The Missouri Department of Insurance most recently completed an examination based upon our statutory financial statements for the year ended December 31, 2014 for Kansas City Life, Sunset Life, and Old American.  No recommendations or financial adjustments were required of any of the insurance companies as a result of that examination.
The life insurance industry has been the subject of significant regulatory and legal activities regarding the use of the U.S. Social Security Administration's Death Master File ("Death Master File") in the claims process.  Certain states have proposed, and many other states are considering, new legislation and regulations related to unclaimed life insurance benefits and the use of the Death Master File in the claims process.  Based on our analysis to date, we believe that we have adequately reserved for contingencies

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

from a change in statute or regulation.  Ongoing regulatory developments and other future requirements related to this matter may result in additional payments or costs that could be significant and could have a material adverse effect on our financial statements.
Guarantees and Indemnifications
We are subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, tax credit assignment agreements, construction and lease guarantees, and borrowing agreements whose terms range in duration and often are not explicitly defined.  Generally, a maximum obligation is not explicitly stated.  Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  We are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications.  We believe that the likelihood is remote that material payments would be required under such indemnifications and, therefore, such indemnifications would not result in a material adverse effect on our financial position or financial statements.
22. Subsequent Events
We evaluated events that occurred subsequent to December 31, 2017 through February 26, 2018, the date the consolidated financial statements were issued.
On January 22, 2018, the Kansas City Life Board of Directors declared a quarterly dividend of $0.27 per share, paid on February 7, 2018 to stockholders of record on February 1, 2018.
There have been no other subsequent events that occurred during such period that require disclosure in, or adjustment to, the consolidated financial statements as of and for the year ended December 31, 2017.

Independent Auditor's Report
The Audit Committee and Stockholders
Kansas City Life Insurance Company
We have audited the accompanying consolidated financial statements of Kansas City Life Insurance Company and subsidiaries, which comprise the consolidated balance sheets as of December 31, 2017 and 2016, and the related consolidated statements of comprehensive income, stockholders' equity and cash flows for the years then ended, and the related notes to the consolidated financial statements.
Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
Auditors' Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and its subsidiaries as of December 31, 2017 and 2016, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.
Prior Year Audited by Other Auditors
The consolidated financial statements as of and for the year ended December 31, 2015, were audited by other auditors and their report thereon, dated March 10, 2016, expressed an unmodified opinion.
/s/ BKD, LLP
Kansas City, Missouri
February 26, 2018

KANSAS CITY LIFE
VARIABLE LIFE
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
Years ended December 31, 2017 and 2016

TABLE OF CONTENTS

Statement of Net Assets Statement of Operations Statements of Changes in Net Assets Notes to Financial Statements Report of Independent Registered Public Accounting Firm

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2017

			Century II Variable Universal Life		Century II Survivorship Variable Universal Life		Century II Alliance Variable Universal Life
Net Assets	Number of Shares	NAV	Number of Units	Unit Value	Number of Units	Unit Value	Number of Units	Unit Value	Fair Value	Cost
									(in thousands)
Federated Insurance Series
Managed Tail Risk Fund II - P	440,010	$5.25	92,145	$20.298	6,690	$14.830	31,215	$10.906	$2,310	$2,777
High Income Bond Fund II - P	214,330	6.82	34,790	33.777	2,290	29.570	7,400	29.579	1,462	1,432
Government Money Fund II - S	1,158,349	1.00	69,374	12.989	-	12.936	22,986	11.188	1,158	1,158

MFS® Variable Insurance Trust
Research Series - Initial Class Shares	205,714	29.50	115,124	45.301	13,069	33.652	15,941	25.943	6,069	4,577
Growth Series - Initial Class Shares	209,333	48.90	176,178	51.875	15,006	39.966	18,775	26.494	10,236	6,133
Total Return Series - Initial Class Shares	135,529	24.70	58,358	40.723	8,380	33.463	28,830	23.953	3,348	2,854
Total Return Bond Series - Initial Class Shares	137,043	13.22	55,382	25.483	1,200	25.507	17,454	21.188	1,812	1,784
Utilities Series - Initial Class Shares	291,103	29.50	92,528	72.813	9,435	57.970	38,593	33.772	8,588	7,854

MFS® Variable Insurance Trust II
Strategic Income Portfolio - Initial Class Shares	116,824	9.84	41,895	23.553	700	23.417	6,368	22.994	1,150	1,183

American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	226,722	15.03	71,810	40.254	1,535	40.995	14,707	30.874	3,408	3,115
VP International Fund - Class I	376,909	12.18	124,347	31.359	5,102	24.933	29,158	19.348	4,591	3,439
VP Value Fund - Class I	500,127	11.21	164,879	22.074	15,365	23.235	50,987	31.574	5,606	3,838
VP Income & Growth Fund - Class I	134,878	10.71	64,556	16.433	8,865	17.312	9,182	25.070	1,445	1,081
VP Ultra® Fund - Class I	85,542	19.34	29,289	31.300	2,744	32.585	19,533	33.187	1,654	1,116
VP Mid Cap Value Fund - Class I	10,815	22.75	7,108	27.221	1,202	28.109	658	28.522	246	191

American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	69,827	10.21	35,698	14.533	3,154	15.130	9,501	15.410	713	738

Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	104,007	44.71	115,689	34.884	1,880	34.849	22,167	24.765	4,650	4,046
Opportunistic Small Cap Portfolio - Initial Shares	108,862	60.92	156,219	32.555	15,624	30.052	45,838	23.488	6,632	4,002

Dreyfus Stock Index Fund, Inc. - Initial Shares	375,622	53.48	442,282	36.883	45,319	35.900	82,787	25.954	20,088	13,426

The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	20,447	40.27	11,051	58.361	2,022	61.430	2,788	19.450	823	706

JPMorgan Insurance Trust
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	38,246	32.43	19,854	38.133	7,574	40.139	7,015	25.546	1,240	768
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	156,553	25.64	59,798	44.347	3,701	46.680	37,033	32.115	4,014	2,932
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	192,456	11.83	36,934	41.722	2,953	43.435	13,734	44.237	2,277	1,746

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	162,773	16.52	68,390	25.680	3,048	26.934	34,078	24.962	2,689	2,444
Franklin Small-Mid Cap Growth VIP Fund - Class 2	49,159	17.83	39,567	15.903	904	16.680	9,769	23.767	877	945
Templeton Developing Markets VIP Fund - Class 2	217,991	10.23	48,662	28.924	2,566	30.337	19,947	37.334	2,230	1,895
Templeton Foreign VIP Fund - Class 2	198,340	15.47	56,518	36.186	2,575	38.089	47,719	19.386	3,068	2,835

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS (CONTUNUED)
DECEMBER 31, 2017

			Century II Variable Universal Life		Century II Survivorship Variable Universal Life		Century II Alliance Variable Universal Life
Net Assets	Number Shares	NAV	Number of Units	Unit Value	Number of Units	Unit Value	Number of Units	Unit Value	Fair Value	Cost
									(in thousands)
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	235,249	15.54	68,392	31.279	10,456	32.923	44,203	26.521	3,656	3,320

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares	10,447	62.97	43,447	9.578	13,717	10.046	5,956	17.447	658	468
V.I. Technology Fund - Series I Shares	18,944	22.97	51,387	6.225	1,157	6.529	6,031	17.857	435	335
V.I. Core Equity Fund - Series I Shares	42,210	36.72	72,648	13.965	3,361	14.647	26,244	18.526	1,550	1,358

Columbia Funds Variable Series Trust II
Mid-Cap Growth Fund (Class 2)	69,644	25.32	87,499	14.752	1,233	15.472	21,630	20.969	1,763	1,258
Seligman Global Technology Fund (Class 2)	120,691	19.99	69,043	27.891	4,047	29.254	8,819	41.788	2,413	2,313
Select Smaller-Cap Value Fund (Class 2)	102,034	23.87	43,316	36.243	1,120	37.732	21,426	38.429	2,436	1,606

Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio - Service Class 2	32,080	37.05	48,905	19.982	1,375	20.577	8,778	20.853	1,189	947
VIP Freedom Income Portfolio - Service Class 2	5,500	11.59	1,134	13.533	3,473	13.936	-	14.124	64	59
VIP Freedom 2010 Portfolio - Service Class 2	262	13.35	230	15.209	-	15.662	-	15.873	3	3
VIP Freedom 2015 Portfolio - Service Class 2	747	13.61	657	15.473	-	15.934	-	16.148	10	9
VIP Freedom 2020 Portfolio - Service Class 2	11,242	13.94	9,534	15.434	-	15.893	594	16.107	157	131
VIP Freedom 2025 Portfolio - Service Class 2	8,744	14.54	1,780	16.233	5,875	16.716	2	16.941	127	87
VIP Freedom 2030 Portfolio - Service Class 2	13,701	14.60	11,332	16.188	-	16.670	982	16.894	200	157
VIP Freedom 2035 Portfolio - Service Class 2	889	22.73	1,057	19.132	-	19.539	-	19.728	20	16
VIP Freedom 2040 Portfolio - Service Class 2	1,045	21.65	1,174	19.259	-	19.669	-	19.859	23	19
VIP Freedom 2045 Portfolio - Service Class 2	3,195	21.52	3,549	19.375	-	19.787	-	19.978	69	59
VIP Freedom 2050 Portfolio - Service Class 2	4,320	19.42	4,323	19.409	-	19.822	-	20.013	84	72

Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	901	12.18	899	12.199	-	12.391	-	12.479	11	10
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	5,302	12.66	3,878	12.794	-	12.994	1,338	13.087	67	59
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	10,166	12.59	9,563	12.910	-	13.113	343	13.206	128	115

American Funds Insurance Series®
Global Bond Fund - Class 2 Shares	93	11.79	109	10.109	-	10.156	-	10.180	1	1
Global Growth Fund - Class 2 Shares	1,096	30.24	570	13.432	668	13.494	1,217	13.522	33	32
New World Fund® - Class 2 Shares	667	25.07	336	13.266	587	13.327	333	13.355	17	16
Growth-Income Fund - Class 2 Shares	387	49.71	1,466	13.111	-	13.171	-	13.198	18	18
Capital Income Builder® - Class 2 Shares	107	10.40	100	11.144	-	11.196	-	11.219	1	1
Asset Allocation Fund - Class 2 Shares	117	23.49	226	12.194	-	12.250	-	12.275	3	3

American Funds Insurance Series® Managed Risk Funds
Managed Risk Growth Fund - Class P2 Shares	752	13.14	139	12.986	-	13.045	618	13.072	10	9
Managed Risk International Fund - Class P2 Shares	1,114	11.15	273	12.517	524	12.575	191	12.601	12	12
Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	660	12.96	711	12.033	-	12.089	-	12.114	8	8
Managed Risk Growth-Income Fund - Class P2 Shares	0	12.58	-	12.449	-	12.506	-	12.532	-	-
Managed Risk Asset Allocation Fund - Class P2 Shares	36,562	13.55	41,461	11.949	-	12.004	-	12.029	495	439
Total Net Assets									$118,045	$91,955

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2017
(in thousands)

	Federated Insurance Series			MFS® Variable Insurance Trust					MFS® Variable Insurance Trust II
	Managed Tail Risk Fund II - P	High Income Bond Fund II - P	Government Money Fund II - S	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Total Return Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Strategic Income Portfolio - Initial Class Shares

Investment Income:
Income:
Dividend Distributions	$36	98	4	78	10	77	61	367	53
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	18	12	10	49	83	26	15	70	9
Net Investment Income (Loss)	18	86	(6)	29	(73)	51	46	297	44
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(106)	3	-	173	573	62	8	105	(3)
Capital Gains Distributions	-	-	-	381	379	89	-	-	-
Unrealized Appreciation (Depreciation)	301	(3)	-	565	1,625	150	10	692	18
Net Gain (Loss) on Investments	195	-	-	1,119	2,577	301	18	797	15

Change in Net Assets from Operations	$213	86	(6)	1,148	2,504	352	64	1,094	59

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2017
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.	Dreyfus Variable Investment Fund
	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Income & Growth Fund - Class I	VP Ultra® Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Investment Income:
Income:
Dividend Distributions	$-	38	91	33	5	4	18	57	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	27	36	42	11	11	2	6	36	49
Net Investment Income (Loss)	(27)	2	49	22	(6)	2	12	21	(49)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	37	152	293	47	63	6	(5)	38	278
Capital Gains Distributions	399	-	-	31	69	5	-	546	70
Unrealized Appreciation (Depreciation)	191	959	76	145	268	12	12	390	1,000
Net Gain (Loss) on Investments	627	1,111	369	223	400	23	7	974	1,348

Change in Net Assets from Operations	$600	1,113	418	245	394	25	19	995	1,299

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2017
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
	Dreyfus Stock Index Fund, Inc. - Initial Shares	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Franklin Global Real Estate VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2	Templeton Foreign VIP Fund - Class 2

Investment Income:
Income:
Dividend Distributions	$321	9	10	12	17	79	-	20	74
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	156	7	9	29	16	20	6	15	22
Net Investment Income (Loss)	165	2	1	(17)	1	59	(6)	5	52
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	724	19	88	181	66	29	(16)	21	14
Capital Gains Distributions	440	54	12	27	93	-	78	-	-
Unrealized Appreciation (Depreciation)	2,178	34	127	330	98	151	96	647	355
Net Gain (Loss) on Investments	3,342	107	227	538	257	180	158	668	369

Change in Net Assets from Operations	$3,507	109	228	521	258	239	152	673	421

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2017
(in thousands)

	Calamos® Advisors Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)			Columbia Funds Variable Series Trust II			Fidelity® Variable Insurance Products
	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares	Mid-Cap Growth Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Smaller-Cap Value Fund (Class 2)	VIP Contrafund® Portfolio - Service Class 2	VIP Freedom Income Portfolio - Service Class 2

Investment Income:
Income:
Dividend Distributions	$31	-	-	15	-	-	-	9	1
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	27	5	3	11	13	18	18	9	-
Net Investment Income (Loss)	4	(5)	(3)	4	(13)	(18)	(18)	-	1
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	57	20	18	39	53	36	145	21	-
Capital Gains Distributions	172	46	22	77	-	575	-	58	1
Unrealized Appreciation (Depreciation)	261	70	83	54	281	4	128	122	3
Net Gain (Loss) on Investments	490	136	123	170	334	615	273	201	4

Change in Net Assets from Operations	$494	131	120	174	321	597	255	201	5

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2017
(in thousands)

	Fidelity® Variable Insurance Products
	VIP Freedom 2010 Portfolio - Service Class 2	VIP Freedom 2015 Portfolio - Service Class 2	VIP Freedom 2020 Portfolio - Service Class 2	VIP Freedom 2025 Portfolio - Service Class 2	VIP Freedom 2030 Portfolio - Service Class 2	VIP Freedom 2035 Portfolio - Service Class 2	VIP Freedom 2040 Portfolio - Service Class 2	VIP Freedom 2045 Portfolio - Service Class 2	VIP Freedom 2050 Portfolio - Service Class 2

Investment Income:
Income:
Dividend Distributions	$-	-	2	2	2	-	-	1	1
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	1	-	1	1	2	-	-	1	1
Net Investment Income (Loss)	(1)	-	1	1	-	-	-	-	-
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	17	1	2	2	2	-	-	1	1
Capital Gains Distributions	2	-	4	3	6	1	1	2	2
Unrealized Appreciation (Depreciation)	(7)	-	14	13	23	3	3	9	10
Net Gain (Loss) on Investments	12	1	20	18	31	4	4	12	13

Change in Net Assets from Operations	$11	1	21	19	31	4	4	12	13

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2017
(in thousands)

	Northern Lights Variable Trust			American Funds Insurance Series®
	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	Global Bond Fund - Class 2 Shares	Global Growth Fund - Class 2 Shares	New World Fund® - Class 2 Shares	Growth-Income Fund - Class 2 Shares	Capital Income Builder® - Class 2 Shares	Asset Allocation Fund - Class 2 Shares

Investment Income:
Income:
Dividend Distributions	$-	1	2	-	-	-	-	-	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	-	-	1	-	-	-	-	-	-
Net Investment Income (Loss)	-	1	1	-	-	-	-	-	-
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	-	-	1	-	-	-	-	-	-
Capital Gains Distributions	-	-	-	-	-	-	-	-	-
Unrealized Appreciation (Depreciation)	1	6	15	-	2	1	1	-	-
Net Gain (Loss) on Investments	1	6	16	-	2	1	1	-	-

Change in Net Assets from Operations	$1	7	17	-	2	1	1	-	-

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2017
(in thousands)

	American Funds Insurance Series® Managed Risk Funds
	Managed Risk Growth Fund - Class P2 Shares	Managed Risk International Fund - Class P2 Shares	Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	Managed Risk Growth-Income Fund - Class P2 Shares	Managed Risk Asset Allocation Fund - Class P2 Shares	Total

Investment Income:
Income:
Dividend Distributions	$-	-	-	-	3	1,642
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	-	-	-	-	4	908
Net Investment Income (Loss)	-	-	-	-	(1)	734
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	-	1	2	3	3	3,275
Capital Gains Distributions	-	-	1	1	4	3,651
Unrealized Appreciation (Depreciation)	1	1	-	(1)	51	11,579
Net Gain (Loss) on Investments	1	2	3	3	58	18,505

Change in Net Assets from Operations	$1	2	3	3	57	19,239

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2017 and 2016
(in thousands)

	Federated Insurance Series						MFS® Variable Insurance Trust
	Managed Tail Risk Fund II - P		High Income Bond Fund II - P		Government Money Fund II - S		Research Series - Initial Class Shares		Growth Series - Initial Class Shares		Total Return Series - Initial Class Shares
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016

Change in Net Assets from Operations:
Net Investment Income (Loss)	$18	21	86	74	(6)	(11)	29	(4)	(73)	(73)	51	64
Net Realized Gain (Loss) and Capital Gains Distributions	(106)	(186)	3	(11)	-	-	554	716	952	1,035	151	162
Unrealized Appreciation (Depreciation)	301	45	(3)	115	-	-	565	(317)	1,625	(832)	150	12
Change in Net Assets from Operations	213	(120)	86	178	(6)	(11)	1,148	395	2,504	130	352	238

Deposits	215	231	123	108	152	280	300	342	470	512	236	250

Payments and Withdrawals:
Death Benefits	6	2	-	2	207	166	8	5	9	5	-	-
Withdrawals	93	205	96	98	47	128	263	349	748	672	155	198
Administrative Fees	146	160	89	91	96	107	282	302	494	528	218	225
Net Transfers to (from) Fixed Account	29	32	(17)	1	(146)	24	104	91	107	115	(10)	24
Payments and Withdrawals	274	399	168	192	204	425	657	747	1,358	1,320	363	447

Net Assets:
Net Increase (Decrease)	154	(288)	41	94	(58)	(156)	791	(10)	1,616	(678)	225	41
Beginning of Year	2,156	2,444	1,421	1,327	1,216	1,372	5,278	5,288	8,620	9,298	3,123	3,082

End of Year	$2,310	2,156	1,462	1,421	1,158	1,216	6,069	5,278	10,236	8,620	3,348	3,123

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2017 and 2016
(in thousands)

	MFS® Variable Insurance Trust				MFS® Variable Insurance Trust II		American Century Variable Portfolios, Inc.
	Total Return Bond Series - Initial Class Shares		Utilities Series - Initial Class Shares		Strategic Income Portfolio - Initial Class Shares		VP Capital Appreciation Fund - Class I		VP International Fund - Class I		VP Value Fund - Class I
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016

Change in Net Assets from Operations:
Net Investment Income (Loss)	$46	47	297	246	44	24	(27)	(24)	2	8	49	49
Net Realized Gain (Loss) and Capital Gains Distributions	8	12	105	203	(3)	(14)	436	289	152	52	293	251
Unrealized Appreciation (Depreciation)	10	(2)	692	353	18	63	191	(198)	959	(309)	76	615
Change in Net Assets from Operations	64	57	1,094	802	59	73	600	67	1,113	(249)	418	915

Deposits	224	221	558	607	126	145	200	203	387	411	495	469

Payments and Withdrawals:
Death Benefits	-	2	-	6	-	-	-	1	9	1	-	1
Withdrawals	98	110	536	436	29	79	91	128	249	260	366	383
Administrative Fees	136	157	492	534	77	92	159	177	242	257	297	306
Net Transfers to (from) Fixed Account	37	(62)	92	144	3	2	79	24	181	(84)	55	172
Payments and Withdrawals	271	207	1,120	1,120	109	173	329	330	681	434	718	862

Net Assets:
Net Increase (Decrease)	17	71	532	289	76	45	471	(60)	819	(272)	195	522
Beginning of Year	1,795	1,724	8,056	7,767	1,074	1,029	2,937	2,997	3,772	4,044	5,411	4,889

End of Year	$1,812	1,795	8,588	8,056	1,150	1,074	3,408	2,937	4,591	3,772	5,606	5,411

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2017 and 2016
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.		Dreyfus Variable Investment Fund
	VP Income & Growth Fund - Class I		VP Ultra® Fund - Class I		VP Mid Cap Value Fund - Class I		VP Inflation Protection Fund - Class II		Appreciation Portfolio - Initial Shares		Opportunistic Small Cap Portfolio - Initial Shares
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016

Change in Net Assets from Operations:
Net Investment Income (Loss)	$22	20	(6)	(6)	2	2	12	7	21	31	(49)	(41)
Net Realized Gain (Loss) and Capital Gains Distributions	78	68	132	100	11	22	(5)	(1)	584	593	348	571
Unrealized Appreciation (Depreciation)	145	64	268	(47)	12	19	12	18	390	(369)	1,000	267
Change in Net Assets from Operations	245	152	394	47	25	43	19	24	995	255	1,299	797

Deposits	101	109	135	145	22	29	91	104	269	278	377	374

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	7	2	21	2
Withdrawals	83	125	57	132	5	39	41	31	178	224	294	245
Administrative Fees	88	92	78	80	20	19	46	52	248	252	329	314
Net Transfers to (from) Fixed Account	42	11	1	(34)	-	5	(8)	(34)	67	52	52	134
Payments and Withdrawals	213	228	136	178	25	63	79	49	500	530	696	695

Net Assets:
Net Increase (Decrease)	133	33	393	14	22	9	31	79	764	3	980	476
Beginning of Year	1,312	1,279	1,261	1,247	224	215	682	603	3,886	3,883	5,652	5,176

End of Year	$1,445	1,312	1,654	1,261	246	224	713	682	4,650	3,886	6,632	5,652

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2017 and 2016
(in thousands)

					JPMorgan Insurance Trust						Franklin Templeton Variable Insurance Products Trust
	Dreyfus Stock Index Fund, Inc. - Initial Shares		The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares		Insurance Trust U.S. Equity Portfolio - Class 1 Shares		Insurance Trust Small Cap Core Portfolio - Class 1 Shares		Insurance Trust Mid Cap Value Portfolio - Class 1 Shares		Franklin Global Real Estate VIP Fund - Class 2
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016

Change in Net Assets from Operations:
Net Investment Income (Loss)	$165	201	2	3	1	3	(17)	(8)	1	2	59	10
Net Realized Gain (Loss) and Capital Gains Distributions	1,164	1,150	73	87	100	105	208	367	159	155	29	25
Unrealized Appreciation (Depreciation)	2,178	388	34	(21)	127	(3)	330	281	98	84	151	(42)
Change in Net Assets from Operations	3,507	1,739	109	69	228	105	521	640	258	241	239	(7)

Deposits	1,137	1,179	91	72	91	66	350	351	177	170	289	271

Payments and Withdrawals:
Death Benefits	7	6	-	-	-	-	-	-	-	-	-	-
Withdrawals	1,021	864	48	74	79	105	305	311	75	84	130	179
Administrative Fees	1,067	1,078	73	73	74	72	199	210	110	110	153	163
Net Transfers to (from) Fixed Account	144	290	30	7	14	25	90	95	(50)	43	21	(26)
Payments and Withdrawals	2,239	2,238	151	154	167	202	594	616	135	237	304	316

Net Assets:
Net Increase (Decrease)	2,405	680	49	(13)	152	(31)	277	375	300	174	224	(52)
Beginning of Year	17,683	17,003	774	787	1,088	1,119	3,737	3,362	1,977	1,803	2,465	2,517

End of Year	$20,088	17,683	823	774	1,240	1,088	4,014	3,737	2,277	1,977	2,689	2,465

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2017 and 2016
(in thousands)

	Franklin Templeton Variable Insurance Products Trust						Calamos® Advisors Trust		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Franklin Small-Mid Cap Growth VIP Fund - Class 2		Templeton Developing Markets VIP Fund - Class 2		Templeton Foreign VIP Fund - Class 2		Calamos Growth and Income Portfolio		V.I. American Franchise Fund - Series I Shares		V.I. Technology Fund - Series I Shares
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(6)	(6)	5	1	52	31	4	58	(5)	(4)	(3)	(3)
Net Realized Gain (Loss) and Capital Gains Distributions	62	66	21	(109)	14	(7)	229	93	66	59	40	21
Unrealized Appreciation (Depreciation)	96	(32)	647	372	355	146	261	37	70	(48)	83	(24)
Change in Net Assets from Operations	152	28	673	264	421	170	494	188	131	7	120	(6)

Deposits	58	62	241	221	286	308	224	243	39	37	27	26

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	3	-	-	-	-
Withdrawals	57	17	98	117	165	227	189	190	11	14	21	30
Administrative Fees	40	43	117	111	154	160	188	199	28	27	22	22
Net Transfers to (from) Fixed Account	2	12	225	82	8	(30)	207	(10)	(24)	-	27	22
Payments and Withdrawals	99	72	440	310	327	357	584	382	15	41	70	74

Net Assets:
Net Increase (Decrease)	111	18	474	175	380	121	134	49	155	3	77	(54)
Beginning of Year	766	748	1,756	1,581	2,688	2,567	3,522	3,473	503	500	358	412

End of Year	$877	766	2,230	1,756	3,068	2,688	3,656	3,522	658	503	435	358

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2017 and 2016
(in thousands)

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		Columbia Funds Variable Series Trust II						Fidelity® Variable Insurance Products
	V.I. Core Equity Fund - Series I Shares		Mid-Cap Growth Fund (Class 2)		Seligman Global Technology Fund (Class 2)		Select Smaller-Cap Value Fund (Class 2)		VIP Contrafund® Portfolio - Service Class 2		VIP Freedom Income Portfolio - Service Class 2
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016

Change in Net Assets from Operations:
Net Investment Income (Loss)	$4	-	(13)	(12)	(18)	(14)	(18)	(15)	-	(2)	1	1
Net Realized Gain (Loss) and Capital Gains Distributions	116	115	53	33	611	613	145	89	79	77	1	1
Unrealized Appreciation (Depreciation)	54	9	281	(2)	4	(316)	128	194	122	(13)	3	1
Change in Net Assets from Operations	174	124	321	19	597	283	255	268	201	62	5	3

Deposits	151	159	137	139	108	101	239	223	112	112	2	19

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	140	68	83	105	79	88	136	120	30	21	-	-
Administrative Fees	84	89	83	84	89	83	114	117	58	56	7	17
Net Transfers to (from) Fixed Account	(8)	6	22	(10)	(95)	81	63	15	5	(23)	(3)	-
Payments and Withdrawals	216	163	188	179	73	252	313	252	93	54	4	17

Net Assets:
Net Increase (Decrease)	109	120	270	(21)	632	132	181	239	220	120	3	5
Beginning of Year	1,441	1,321	1,493	1,514	1,781	1,649	2,255	2,016	969	849	61	56

End of Year	$1,550	1,441	1,763	1,493	2,413	1,781	2,436	2,255	1,189	969	64	61

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2017 and 2016
(in thousands)

	Fidelity® Variable Insurance Products
	VIP Freedom 2010 Portfolio - Service Class 2		VIP Freedom 2015 Portfolio - Service Class 2		VIP Freedom 2020 Portfolio - Service Class 2		VIP Freedom 2025 Portfolio - Service Class 2		VIP Freedom 2030 Portfolio - Service Class 2		VIP Freedom 2035 Portfolio - Service Class 2
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(1)	1	-	-	1	1	1	-	-	1	-	-
Net Realized Gain (Loss) and Capital Gains Distributions	19	3	1	3	6	5	5	7	8	10	1	-
Unrealized Appreciation (Depreciation)	(7)	2	-	(2)	14	-	13	(1)	23	(3)	3	-
Change in Net Assets from Operations	11	6	1	1	21	6	19	6	31	8	4	-

Deposits	3	19	3	19	9	10	1	2	20	24	2	2

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	135	-	1	16	-	6	-	9	-	27	-	-
Administrative Fees	9	21	9	19	10	9	6	5	10	10	1	1
Net Transfers to (from) Fixed Account	-	1	-	1	-	4	1	6	(1)	(3)	-	-
Payments and Withdrawals	144	22	10	36	10	19	7	20	9	34	1	1

Net Assets:
Net Increase (Decrease)	(130)	3	(6)	(16)	20	(3)	13	(12)	42	(2)	5	1
Beginning of Year	133	130	16	32	137	140	114	126	158	160	15	14

End of Year	$3	133	10	16	157	137	127	114	200	158	20	15

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2017 and 2016
(in thousands)

	Fidelity® Variable Insurance Products						Northern Lights Variable Trust
	VIP Freedom 2040 Portfolio - Service Class 2		VIP Freedom 2045 Portfolio - Service Class 2		VIP Freedom 2050 Portfolio - Service Class 2		TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	-	-	1	-	1	-	-	1	2	1	3
Net Realized Gain (Loss) and Capital Gains Distributions	1	-	3	1	3	2	-	(1)	-	2	1	(24)
Unrealized Appreciation (Depreciation)	3	-	9	1	10	1	1	1	6	6	15	32
Change in Net Assets from Operations	4	-	12	3	13	4	1	-	7	10	17	11

Deposits	5	5	13	13	24	18	2	3	10	28	26	89

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	-	-	5	-	-	5	-	9	-	30	-	36
Administrative Fees	1	1	3	3	6	5	1	1	4	14	15	34
Net Transfers to (from) Fixed Account	-	(1)	1	-	1	(1)	-	-	-	134	(5)	364
Payments and Withdrawals	1	-	9	3	7	9	1	10	4	178	10	434

Net Assets:
Net Increase (Decrease)	8	5	16	13	30	13	2	(7)	13	(140)	33	(334)
Beginning of Year	15	10	53	40	54	41	9	16	54	194	95	429

End of Year	$23	15	69	53	84	54	11	9	67	54	128	95

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2017 and 2016
(in thousands)

	American Funds Insurance Series®
	Global Bond Fund - Class 2 Shares		Global Growth Fund - Class 2 Shares		New World Fund® - Class 2 Shares		Growth-Income Fund - Class 2 Shares		Capital Income Builder® - Class 2 Shares		Asset Allocation Fund - Class 2 Shares
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	-	-	-	-	-	-	-	-	-	-	-
Net Realized Gain (Loss) and Capital Gains Distributions	-	-	-	-	-	-	-	-	-	-	-	-
Unrealized Appreciation (Depreciation)	-	-	2	-	1	-	1	-	-	-	-	-
Change in Net Assets from Operations	-	-	2	-	1	-	1	-	-	-	-	-

Deposits	1	-	4	-	4	-	5	-	1	-	-	-

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	-	-	-	-	-	-	-	-	-	-	-	-
Administrative Fees	-	-	1	-	1	-	2	-	-	-	-	-
Net Transfers to (from) Fixed Account	-	-	(17)	(11)	(12)	(1)	(9)	(5)	-	-	(3)	-
Payments and Withdrawals	-	-	(16)	(11)	(11)	(1)	(7)	(5)	-	-	(3)	-

Net Assets:
Net Increase (Decrease)	1	-	22	11	16	1	13	5	1	-	3	-
Beginning of Year	-	-	11	-	1	-	5	-	-	-	-	-

End of Year	$1	-	33	11	17	1	18	5	1	-	3	-

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2017 and 2016
(in thousands)

	American Funds Insurance Series® Managed Risk Funds
	Managed Risk Growth Fund - Class P2 Shares		Managed Risk International Fund - Class P2 Shares		Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares		Managed Risk Growth-Income Fund - Class P2 Shares		Managed Risk Asset Allocation Fund - Class P2 Shares		Total
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	-	-	-	-	-	-	-	(1)	-	734	690
Net Realized Gain (Loss) and Capital Gains Distributions	-	-	1	-	3	-	4	-	7	-	6,926	6,810
Unrealized Appreciation (Depreciation)	1	-	1	-	-	1	(1)	1	51	5	11,579	552
Change in Net Assets from Operations	1	-	2	-	3	1	3	1	57	5	19,239	8,052

Deposits	2	1	2	1	5	1	1	1	71	14	8,454	8,827

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	274	204
Withdrawals	4	-	4	-	32	-	33	-	10	-	6,320	6,594
Administrative Fees	1	-	1	-	2	-	-	-	22	5	6,302	6,587
Net Transfers to (from) Fixed Account	(8)	(3)	(6)	(6)	(2)	(30)	-	(27)	(1)	(384)	1,285	1,234
Payments and Withdrawals	(3)	(3)	(1)	(6)	32	(30)	33	(27)	31	(379)	14,181	14,619

Net Assets:
Net Increase (Decrease)	6	4	5	7	(24)	32	(29)	29	97	398	13,512	2,260
Beginning of Year	4	-	7	-	32	-	29	-	398	-	104,533	102,273

End of Year	$10	4	12	7	8	32	-	29	495	398	118,045	104,533

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Notes to Financial Statements

1. Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Life Separate Account (the Account) is a separate account of Kansas City Life Insurance Company (KCL).  This account is marketed and presented herein as follows:

•	Century II Variable Universal Life (sales discontinued effective January 1, 2009);
•	Century II Accumulator Variable Universal Life (presented herein with Century II Variable Universal Life);
•	Century II Survivorship Variable Universal Life (sales discontinued effective January 1, 2009);
•	Century II Heritage Survivorship Variable Universal Life (presented herein with Century II Survivorship Variable Universal Life and sales discontinued effective January 1, 2009); and,
•	Century II Alliance Variable Universal Life (sales discontinued effective January 1, 2009).

All products are distributed by Sunset Financial Services, Inc. (SFS), a wholly-owned subsidiary of KCL.  SFS has entered into a series of selling agreements with third-party broker-dealers that sell the contracts through their registered representatives who are licensed as insurance agents with KCL.

The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, that follows the accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services Investment Companies.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL's other assets and liabilities.  The portion of the Account's assets applicable to the variable life contracts is not available to service the liabilities arising out of any other business KCL may conduct.  All deposits received by the Account have been directed by the contract owners into subaccounts that invest in 59 series-type mutual funds, as listed below, or into KCL's Fixed Account.  The underlying mutual fund options are not directly available to the general public. The underlying mutual funds are available as investment options in variable life insurance policies issued by KCL.  The Fixed Account represents a portion of the general account assets of KCL and is not included in this report.  KCL's Fixed Account may be charged with liabilities arising out of other business conducted by KCL.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

The following Series-Type Mutual Funds are available in the Account:

Federated Insurance Series	Calamos® Advisors Trust
Managed Tail Risk Fund II - P	Calamos Growth and Income Portfolio
High Income Bond Fund II - P
Government Money Fund II - S	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares
MFS® Variable Insurance Trust	V.I. Technology Fund - Series I Shares
Research Series - Initial Class Shares	V.I. Core Equity Fund - Series I Shares
Growth Series - Initial Class Shares
Total Return Series - Initial Class Shares	Columbia Funds Variable Series Trust II
Total Return Bond Series - Initial Class Shares	Mid-Cap Growth Fund (Class 2)
Utilities Series - Initial Class Shares	Seligman Global Technology Fund (Class 2)
Select Smaller-Cap Value Fund (Class 2)
MFS® Variable Insurance Trust II
Strategic Income Portfolio - Initial Class Shares	Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio - Service Class 2
American Century Variable Portfolios, Inc.	VIP Freedom Income Portfolio - Service Class 2
VP Capital Appreciation Fund - Class I	VIP Freedom 2010 Portfolio - Service Class 2
VP International Fund - Class I	VIP Freedom 2015 Portfolio - Service Class 2
VP Value Fund - Class I	VIP Freedom 2020 Portfolio - Service Class 2
VP Income & Growth Fund - Class I	VIP Freedom 2025 Portfolio - Service Class 2
VP Ultra® Fund - Class I	VIP Freedom 2030 Portfolio - Service Class 2
VP Mid Cap Value Fund - Class I	VIP Freedom 2035 Portfolio - Service Class 2
VIP Freedom 2040 Portfolio - Service Class 2
American Century Variable Portfolios II, Inc.	VIP Freedom 2045 Portfolio - Service Class 2
VP Inflation Protection Fund - Class II
Northern Lights Variable Trust
Dreyfus Variable Investment Fund	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
Appreciation Portfolio - Initial Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
Opportunistic Small Cap Portfolio - Initial Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares

Dreyfus Stock Index Fund, Inc. - Initial Shares	American Funds Insurance Series®
Global Bond Fund - Class 2 Shares
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	Global Growth Fund - Class 2 Shares
New World Fund® - Class 2 Shares
JPMorgan Insurance Trust	Growth-Income Fund - Class 2 Shares
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Capital Income Builder® - Class 2 Shares
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Asset Allocation Fund - Class 2 Shares
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares
American Funds Insurance Series® Managed Risk Funds
Franklin Templeton Variable Insurance Products Trust	Managed Risk Growth Fund - Class P2 Shares
Franklin Global Real Estate VIP Fund - Class 2	Managed Risk International Fund - Class P2 Shares
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares
Templeton Developing Markets VIP Fund - Class 2	Managed Risk Growth-Income Fund - Class P2 Shares
Templeton Foreign VIP Fund - Class 2	Managed Risk Asset Allocation Fund - Class P2 Shares

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Fund Changes

As of May 1, 2016, the following series-type mutual funds were added to one or more of the products in the Account:

•	American Funds Global Bond Fund – Class 2 Shares
•	American Funds Global Growth Fund – Class 2 Shares
•	American Funds New World Fund® – Class 2 Shares
•	American Funds Growth-Income Fund – Class 2 Shares
•	American Funds Capital Income Builder® – Class 2 Shares
•	American Funds Asset Allocation Fund – Class 2 Shares
•	American Funds Managed Risk Growth Fund – Class P2 Shares
•	American Funds Managed Risk International Fund - Class P2 Shares
•	American Funds Managed Risk Blue Chip Income & Growth Fund – Class P2 Shares
•	American Funds Managed Risk Growth-Income Fund – Class P2 Shares
•	American Funds Managed Risk Asset Allocation Fund – Class P2 Shares

During the year ended December 31, 2017, the following portfolio changed its name as summarized, with the effective date of the change, in the following table:

Prior Portfolio Name	Current Portfolio Name	Effective Date

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Shares	May 1, 2017

There were no funds that merged during the years ended December 31, 2017 and 2016.

Financial Statements

The preparation of financial statements on the basis of U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account's day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account's method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

Investments - The Account is exposed to risks that issuers of debt securities owned by the series-type mutual funds will default, or that interest rates will change and cause a decrease in the value of those investments.  The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic, issuer, and market conditions.  While such risks are borne by the contract holder, management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

Investment Valuation

Investments in mutual fund shares are reported in the statement of net assets at fair value using the quoted net asset value (NAV) as provided by the mutual fund sponsors at the end of each trading day.  See Note 3 for additional fair value disclosures.

Security Transactions

The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.

Distributions Received

Income from dividends and capital gain distributions are recorded on the ex-dividend date.

Recently Issued Accounting Standards

In May 2014, the Financial Accounting Standards Board (FASB) issued guidance regarding accounting for revenue recognition that identifies the accounting treatment for an entity's contracts with customers.  Certain contracts, including insurance contracts, are specifically excluded from this guidance.  In August 2015, the FASB deferred the effective date of this guidance for public entities to annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period.  All revenues applicable to the Account are accounted for as insurance-type revenues and are excluded under this FASB.
All other new accounting standards and updates of existing standards issued in 2017 and 2016 were considered by management and did not relate to accounting policies and procedures pertinent to the Account at this time or were not expected to have a material impact to the financial statements.

Subsequent Events

Subsequent events have been evaluated through April 27, 2018, the date that the financial statements have been issued.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2. Cost of Purchases and Proceeds from Sales
The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31 were as follows:

2017:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Managed Tail Risk Fund II - P	$340	$381
Federated High Income Bond Fund II - P	300	259
Federated Government Money Fund II - S	1,098	1,156
MFS® Research Series - Initial Class Shares	797	744
MFS® Growth Series - Initial Class Shares	975	1,557
MFS® Total Return Series - Initial Class Shares	461	448
MFS® Total Return Bond Series - Initial Class Shares	373	374
MFS® Utilities Series - Initial Class Shares	1,080	1,345
MFS® Strategic Income Portfolio - Initial Class Shares	208	147
American Century VP Capital Appreciation Fund - Class I	643	400
American Century VP International Fund - Class I	563	855
American Century VP Value Fund - Class I	799	973
American Century VP Income & Growth Fund - Class I	176	235
American Century VP Ultra® Fund - Class I	286	224
American Century VP Mid Cap Value Fund - Class I	34	30
American Century VP Inflation Protection Fund - Class II	152	128
Dreyfus Appreciation Portfolio - Initial Shares	911	575
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	544	842
Dreyfus Stock Index Fund, Inc. - Initial Shares	2,026	2,523
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	162	166
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	189	252
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	553	787
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	447	311
Franklin Global Real Estate VIP Fund - Class 2	469	425
Franklin Small-Mid Cap Growth VIP Fund - Class 2	155	124
Templeton Developing Markets VIP Fund - Class 2	316	510
Templeton Foreign VIP Fund - Class 2	464	453
Calamos Growth and Income Portfolio	511	695
Invesco V.I. American Franchise Fund - Series I Shares	129	64
Invesco V.I. Technology Fund - Series I Shares	65	89
Invesco V.I. Core Equity Fund - Series I Shares	300	284
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	166	230
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	933	341
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	350	442
Fidelity® VIP Contrafund® Portfolio - Service Class 2	201	124
Fidelity® VIP Freedom Income Portfolio - Service Class 2	7	7
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	5	145
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	3	10
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	15	11
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	7	9
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	28	11
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	3	1
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	6	1
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	15	9
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	26	7
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	2	1
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	11	4
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	38	21
American Funds Global Bond Fund - Class 2	1	-
American Funds Global Growth Fund - Class 2	32	12
American Funds New World Fund - Class 2	16	1
American Funds Growth-Income Fund - Class 2	15	3
American Funds Capital Income Builder - Class 2	1	-
American Funds Asset Allocation Fund - Class 2	3	-
American Funds Managed Risk Growth Fund - Class P2	10	5
American Funds Managed Risk International Fund - Class P2	12	9
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2	8	34
American Funds Managed Risk Growth-Income Fund - Class P2	3	34
American Funds Managed Risk Asset Allocation Fund - Class P2	77	34
Total	$17,520	$18,862

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2016:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Managed Tail Risk Fund II - P	$349	$496
Federated High Income Bond Fund II - P	324	334
Federated Government Money Fund II - S	1,055	1,211
MFS® Research Series - Initial Class Shares	1,011	893
MFS® Growth Series - Initial Class Shares	1,203	1,552
MFS® Total Return Series - Initial Class Shares	543	577
MFS® Total Return Bond Series - Initial Class Shares	409	348
MFS® Utilities Series - Initial Class Shares	1,257	1,340
MFS® Strategic Income Portfolio - Initial Class Shares	211	215
American Century VP Capital Appreciation Fund - Class I	553	421
American Century VP International Fund - Class I	703	718
American Century VP Value Fund - Class I	640	984
American Century VP Income & Growth Fund - Class I	285	360
American Century VP Ultra® Fund - Class I	245	233
American Century VP Mid Cap Value Fund - Class I	48	69
American Century VP Inflation Protection Fund - Class II	188	120
Dreyfus Appreciation Portfolio - Initial Shares	924	591
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	887	843
Dreyfus Stock Index Fund, Inc. - Initial Shares	2,248	2,512
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	176	179
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	150	244
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	783	774
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	343	313
Franklin Global Real Estate VIP Fund - Class 2	430	465
Franklin Small-Mid Cap Growth VIP Fund - Class 2	175	102
Templeton Developing Markets VIP Fund - Class 2	317	405
Templeton Foreign VIP Fund - Class 2	540	513
Calamos Growth and Income Portfolio	587	579
Invesco V.I. American Franchise Fund - Series I Shares	91	55
Invesco V.I. Technology Fund - Series I Shares	63	97
Invesco V.I. Core Equity Fund - Series I Shares	287	197
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 2)	200	252
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	743	335
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	304	348
Fidelity® VIP Contrafund® Portfolio - Service Class 2	236	112
Fidelity® VIP Freedom Income Portfolio - Service Class 2	21	17
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	22	21
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	18	34
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	16	20
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	9	23
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	34	37
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	3	2
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	6	1
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	15	3
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	22	10
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	3	10
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	32	180
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	98	440
American Funds Global Bond Fund - Class 2	-	-
American Funds Global Growth Fund - Class 2	11	-
American Funds New World Fund - Class 2	1	-
American Funds Growth-Income Fund - Class 2	5	-
American Funds Capital Income Builder - Class 2	-	-
American Funds Asset Allocation Fund - Class 2	-	-
American Funds Managed Risk Growth Fund - Class P2	15	10
American Funds Managed Risk International Fund - Class P2	18	11
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2	46	15
American Funds Managed Risk Growth-Income Fund - Class P2	50	21
American Funds Managed Risk Asset Allocation Fund - Class P2	413	20
Total	$19,366	$19,662

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

3.   Fair Value Measurement

Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. It is the Account's practice to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.

The Account categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Account's assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
As of December 31, 2017 and 2016, all assets measured at fair value on a recurring basis totaling $118,045,000 and $104,533,000, respectively, were Level 2 assets. The Account did not have any transfers between Level 1, Level 2, or Level 3 during the years ended December 31, 2017 and 2016.
The NAV of the investments in mutual funds is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  The fair value of the underlying mutual funds or stocks is used to determine the NAV of the separate account, which is not publicly quoted.  The fair values of the underlying securities are based on quoted prices for similar assets or other valuation methods using market observable inputs, and are used to determine the NAV of the investments in mutual funds.  Sales of separate account assets may be at asset values less than NAV and certain redemption restrictions may apply.

4. Expenses and Deductions

Variable Universal Life
Contract charges are assessed for variable universal life policies based on the tables below.  Mortality and expense risk, administrative fees, and cost of insurance are assessed through the reduction of units and unit values.
Century II Variable Universal Life
FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	2.25% of each premium payment
Surrender Charge (Deferred Sales Load)	Upon surrender, lapse or decrease in contract amount during the first 15 contract years	30% - 0% of actual premiums paid
Surrender Charge (Deferred Administrative Expense)	Upon surrender, lapse or decrease in contract amount during the first 15 contract years	$5 per $1,000 of the amount insured
Partial Surrender	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

FEE TABLE (Continued)
Fee	When Fee is Deducted	Amount Deducted
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$6 for maintenance $20 additional fee for first 12 months of contract and first 12 months after an increase in total amount insured
Cost of insurance	On the allocation date and monthly anniversary day	$0.05 - $26.63 per $1,000 of the net amount at risk

Century II Accumulator Variable Universal Life
FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	5.00% of each premium payment
Surrender Charge	Upon surrender or lapse during the first 15 contract years	$6.02 - $45 per $1,000 of the total amount insured
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$10 for maintenance $0 - $1.36 per $1,000 of the total amount insured
Cost of insurance	On the allocation date and monthly anniversary day	$0.01 - $25.01 per $1,000 of the net amount at risk

Century II Alliance Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	6.35% of each premium payment
Surrender Charge	Upon complete surrender or lapse during the first 15 contract years	$6.02 - $45.34 per $1,000 of the total amount insured
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.50% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$7.50 monthly fee

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

FEE TABLE (Continued)
Fee	When Fee is Deducted	Amount Deducted
Cost of insurance	On the allocation date and monthly anniversary day	$0.06 - $83.33 per $1,000 of the net amount at risk

Surrender charges
During the year ended 2017, $45,000 (2016 - $68,000) was assessed in surrender charges for Century II Variable Universal Life, $83,000 (2016 - $184,000) for Century II Accumulator Variable Universal Life and $57,000 (2016 - $106,000) for Century II Alliance Variable Universal Life.

Other fees and charges
Other fees and charges are primarily comprised of premium expense charges, mortality and expense risk charges, administrative fees, and cost of insurance.  During the year ended 2017, other fees and charges, primarily cost of insurance, totaled $5,720,000 (2016 - $5,833,000) for the combined Century II Variable Universal Life and Century II Accumulator Variable Universal Life products.  Currently, KCL is not charging the per thousand portion of the monthly administrative fee for Century II Alliance Variable Universal Life, but other contract charges, primarily cost of insurance, totaled $924,000 (2016 - $960,000) in 2017.

Survivorship Variable Universal Life

Contract charges are assessed for survivorship variable universal life policies based on the tables below.  Mortality and expense risk, administrative fees, and cost of insurance are assessed through the reduction of units and unit values.

Century II Heritage Survivorship Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Premium Tax Charge	Upon receipt of each premium payment	2.25% of each premium payment
Sales Charge	Upon receipt of each premium payment	6.00% of each premium payment
Surrender Charge	Upon complete surrender or lapse during the first 10 contract years	$0 - $50 per $1,000 of the total amount insured at issue
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net asset value of each subaccount
Administrative Fee	On the allocation date and monthly anniversary day	$7.50 monthly fee $0.35 per $1,000 of the total amount insured (1st 10 contract years only)
Cost of insurance	On the allocation date and monthly anniversary day	$0 - $1,000 per $1,000 of the net amount at risk

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Century II Survivorship Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Premium Processing Charge	Upon receipt of each premium payment	4.85% of each premium payment
Sales Charge	Upon receipt of each premium payment	50.00% - 2.00% (first 20 years)
Surrender Charge	Upon partial surrender only	Lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$7.50 monthly fee $0.02 per $1,000 of the total amount insured $12.50 for the first 5 contract years
Cost of insurance	On the allocation date and monthly anniversary day	$0 - $1,000 per $1,000 of the net amount at risk annually

Surrender charges
During the year ended 2017, ($4,000) (2016 - ($1,000)) was assessed in surrender charges for the combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal, products.

Other fees and charges
Other fees and charges are primarily comprised of mortality and expense risk charges, administrative fees and cost of insurance. During the year ended 2017, other fees and charges, primarily cost of insurance, totaled $566,000 (2016 - $620,000) for the combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal Life, products.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

The Mortality and Expense Risk Fees and other Administrative Charges for the year ended December 31 were as follows:

2017:	Century II Variable Universal Life	Century II Survivorship Variable Universal Life	Century II Alliance Variable Universal Life	Total Variable Universal Life
	(in thousands)

Federated Managed Tail Risk Fund II - P	$15	$1	$2	$18
Federated High Income Bond Fund II - P	10	1	1	12
Federated Government Money Fund II - S	9	-	1	10
MFS® Research Series - Initial Class Shares	44	3	2	49
MFS® Growth Series - Initial Class Shares	78	3	2	83
MFS® Total Return Series - Initial Class Shares	21	2	3	26
MFS® Total Return Bond Series - Initial Class Shares	13	-	2	15
MFS® Utilities Series - Initial Class Shares	61	3	6	70
MFS® Strategic Income Portfolio - Initial Class Shares	8	-	1	9
American Century VP Capital Appreciation Fund - Class I	25	-	2	27
American Century VP International Fund - Class I	32	1	3	36
American Century VP Value Fund - Class I	32	2	8	42
American Century VP Income & Growth Fund - Class I	9	1	1	11
American Century VP Ultra® Fund - Class I	8	-	3	11
American Century VP Mid Cap Value Fund - Class I	2	-	-	2
American Century VP Inflation Protection Fund - Class II	5	-	1	6
Dreyfus Appreciation Portfolio - Initial Shares	34	-	2	36
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	41	3	5	49
Dreyfus Stock Index Fund, Inc. - Initial Shares	137	9	10	156
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	6	1	-	7
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	6	2	1	9
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	22	1	6	29
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	13	-	3	16
Franklin Global Real Estate VIP Fund - Class 2	15	1	4	20
Franklin Small-Mid Cap Growth VIP Fund - Class 2	5	-	1	6
Templeton Developing Markets VIP Fund - Class 2	10	1	4	15
Templeton Foreign VIP Fund - Class 2	17	1	4	22
Calamos Growth and Income Portfolio	19	2	6	27
Invesco V.I. American Franchise Fund - Series I Shares	4	1	-	5
Invesco V.I. Technology Fund - Series I Shares	3	-	-	3
Invesco V.I. Core Equity Fund - Series I Shares	9	-	2	11
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	11	-	2	13
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	16	-	2	18
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	14	-	4	18
Fidelity® VIP Contrafund® Portfolio - Service Class 2	8	-	1	9
Fidelity® VIP Freedom Income Portfolio - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	-	1	-	1
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	2	-	-	2
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	1	-	-	1
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	-	-	-	-
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	-	-	-	-
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	1	-	-	1
American Funds Global Bond Fund - Class 2	-	-	-	-
American Funds Global Growth Fund - Class 2	-	-	-	-
American Funds New World Fund - Class 2	-	-	-	-
American Funds Growth-Income Fund - Class 2	-	-	-	-
American Funds Capital Income Builder - Class 2	-	-	-	-
American Funds Asset Allocation Fund - Class 2	-	-	-	-
American Funds Managed Risk Growth Fund - Class P2	-	-	-	-
American Funds Managed Risk International Fund - Class P2	-	-	-	-
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2	-	-	-	-
American Funds Managed Risk Growth-Income Fund - Class P2	-	-	-	-
American Funds Managed Risk Asset Allocation Fund - Class P2	4	-	-	4
	$773	$40	$95	$908

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

5. Change in Units Outstanding

The changes in units outstanding for the year ended December 31 were as follows:

2017:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Managed Tail Risk Fund II - P	19	22	(3)
Federated High Income Bond Fund II - P	6	8	(2)
Federated Government Money Fund II - S	86	90	(4)
MFS® Research Series - Initial Class Shares	9	18	(9)
MFS® Growth Series - Initial Class Shares	14	34	(20)
MFS® Total Return Series - Initial Class Shares	9	12	(3)
MFS® Total Return Bond Series - Initial Class Shares	13	15	(2)
MFS® Utilities Series - Initial Class Shares	13	21	(8)
MFS® Strategic Income Portfolio - Initial Class Shares	7	6	1
American Century VP Capital Appreciation Fund - Class I	7	11	(4)
American Century VP International Fund - Class I	21	32	(11)
American Century VP Value Fund - Class I	31	40	(9)
American Century VP Income & Growth Fund - Class I	7	14	(7)
American Century VP Ultra® Fund - Class I	7	7	-
American Century VP Mid Cap Value Fund - Class I	1	1	-
American Century VP Inflation Protection Fund - Class II	9	8	1
Dreyfus Appreciation Portfolio - Initial Shares	11	19	(8)
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	18	29	(11)
Dreyfus Stock Index Fund, Inc. - Initial Shares	40	75	(35)
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	2	3	(1)
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	5	8	(3)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	14	21	(7)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	8	7	1
Franklin Global Real Estate VIP Fund - Class 2	16	16	-
Franklin Small-Mid Cap Growth VIP Fund - Class 2	5	8	(3)
Templeton Developing Markets VIP Fund - Class 2	11	18	(7)
Templeton Foreign VIP Fund - Class 2	14	16	(2)
Calamos Growth and Income Portfolio	11	24	(13)
Invesco V.I. American Franchise Fund - Series I Shares	9	7	2
Invesco V.I. Technology Fund - Series I Shares	7	13	(6)
Invesco V.I. Core Equity Fund - Series I Shares	15	19	(4)
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	11	15	(4)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	13	11	2
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	10	12	(2)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	7	6	1
Fidelity® VIP Freedom Income Portfolio - Service Class 2	-	-	-
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	-	10	(10)
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	-	-	-
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	1	1	-
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	-	-	-
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	1	1	-
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	-	-	-
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	-	-	-
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	1	-	1
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	1	-	1
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	-	-	-
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	1	1	-
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	3	2	1
American Funds Global Bond Fund - Class 2	-	-	-
American Funds Global Growth Fund - Class 2	2	-	2
American Funds New World Fund - Class 2	1	-	1
American Funds Growth-Income Fund - Class 2	1	-	1
American Funds Capital Income Builder - Class 2	-	-	-
American Funds Asset Allocation Fund - Class 2	-	-	-
American Funds Managed Risk Growth Fund - Class P2	1	-	1
American Funds Managed Risk International Fund - Class P2	1	1	-
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2	1	3	(2)
American Funds Managed Risk Growth-Income Fund - Class P2	-	3	(3)
American Funds Managed Risk Asset Allocation Fund - Class P2	6	3	3

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2016:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Managed Tail Risk Fund II - P	19	28	(9)
Federated High Income Bond Fund II - P	8	11	(3)
Federated Government Money Fund II - S	83	95	(12)
MFS® Research Series - Initial Class Shares	14	26	(12)
MFS® Growth Series - Initial Class Shares	18	39	(21)
MFS® Total Return Series - Initial Class Shares	11	18	(7)
MFS® Total Return Bond Series - Initial Class Shares	14	13	1
MFS® Utilities Series - Initial Class Shares	15	25	(10)
MFS® Strategic Income Portfolio - Initial Class Shares	8	10	(2)
American Century VP Capital Appreciation Fund - Class I	9	13	(4)
American Century VP International Fund - Class I	30	32	(2)
American Century VP Value Fund - Class I	28	47	(19)
American Century VP Income & Growth Fund - Class I	18	27	(9)
American Century VP Ultra® Fund - Class I	8	9	(1)
American Century VP Mid Cap Value Fund - Class I	2	4	(2)
American Century VP Inflation Protection Fund - Class II	12	9	3
Dreyfus Appreciation Portfolio - Initial Shares	12	22	(10)
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	23	38	(15)
Dreyfus Stock Index Fund, Inc. - Initial Shares	48	89	(41)
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	2	4	(2)
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	4	8	(4)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	16	24	(8)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	7	9	(2)
Franklin Global Real Estate VIP Fund - Class 2	17	19	(2)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	6	7	(1)
Templeton Developing Markets VIP Fund - Class 2	15	18	(3)
Templeton Foreign VIP Fund - Class 2	19	22	(3)
Calamos Growth and Income Portfolio	17	22	(5)
Invesco V.I. American Franchise Fund - Series I Shares	6	6	-
Invesco V.I. Technology Fund - Series I Shares	9	18	(9)
Invesco V.I. Core Equity Fund - Series I Shares	15	15	-
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 2)	16	18	(2)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	9	16	(7)
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	10	10	-
Fidelity® VIP Contrafund® Portfolio - Service Class 2	10	6	4
Fidelity® VIP Freedom Income Portfolio - Service Class 2	2	2	-
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	1	1	-
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	1	2	(1)
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	1	2	(1)
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	-	1	(1)
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	2	2	-
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	-	-	-
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	-	-	-
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	1	1	-
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	1	1	-
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	-	1	(1)
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	3	16	(13)
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	9	41	(32)
American Funds Global Bond Fund - Class 2	-	-	-
American Funds Global Growth Fund - Class 2	1	-	1
American Funds New World Fund - Class 2	-	-	-
American Funds Growth-Income Fund - Class 2	-	-	-
American Funds Capital Income Builder - Class 2	-	-	-
American Funds Asset Allocation Fund - Class 2	-	-	-
American Funds Managed Risk Growth Fund - Class P2	1	1	-
American Funds Managed Risk International Fund - Class P2	2	1	1
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2	4	1	3
American Funds Managed Risk Growth-Income Fund - Class P2	5	2	3
American Funds Managed Risk Asset Allocation Fund - Class P2	40	2	38

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

6. Financial Highlights

A summary of unit values and units outstanding for variable universal life contracts, net assets, investment income ratios, the expense ratios, and total return ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the periods or years in the five-year period ended December 31, 2017 as follows:

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

Federated Managed Tail Risk Fund II - P
2017	130	$10.906	to	$20.298	$2,310	1.61%	0.50% to 0.90%	9.96%	to	10.40%
2016	133	$9.879	to	$18.460	$2,156	1.77%	0.50% to 0.90%	-5.06%	to	-4.68%
2015	142	$10.364	to	$19.443	$2,444	1.68%	0.50% to 0.90%	-7.13%	to	-6.76%
2014	146	$11.115	to	$20.936	$2,703	1.74%	0.50% to 0.90%	-1.85%	to	-1.46%
2013	159	$11.280	to	$21.331	$3,034	0.98%	0.50% to 0.90%	15.41%	to	15.87%

Federated High Income Bond Fund II - P
2017	44	$29.570	to	$33.777	$1,462	6.66%	0.50% to 0.90%	5.98%	to	6.41%
2016	46	$27.797	to	$31.870	$1,421	6.17%	0.50% to 0.90%	13.79%	to	14.25%
2015	49	$24.331	to	$28.007	$1,327	5.85%	0.50% to 0.90%	-3.45%	to	-3.06%
2014	70	$25.098	to	$29.007	$1,926	5.95%	0.50% to 0.90%	1.77%	to	2.18%
2013	73	$24.563	to	$28.502	$1,992	6.80%	0.50% to 0.90%	6.03%	to	6.45%

Federated Government Money Fund II - S
2017	92	$11.188	to	$12.989	$1,158	0.31%	0.50% to 0.90%	-0.59%	to	-0.19%
2016	96	$11.209	to	$13.066	$1,216	0.00%	0.50% to 0.90%	-0.90%	to	-0.50%
2015	108	$11.265	to	$13.184	$1,372	0.00%	0.50% to 0.90%	-0.90%	to	-0.50%
2014	133	$11.322	to	$13.303	$1,719	0.00%	0.50% to 0.90%	-0.90%	to	-0.50%
2013	148	$11.379	to	$13.424	$1,935	0.00%	0.50% to 0.90%	-0.90%	to	-0.50%

MFS® Research Series - Initial Class Shares
2017	144	$25.943	to	$45.301	$6,069	1.35%	0.50% to 0.90%	22.27%	to	22.75%
2016	153	$21.134	to	$37.051	$5,278	0.79%	0.50% to 0.90%	7.76%	to	8.20%
2015	165	$19.533	to	$34.382	$5,288	0.73%	0.50% to 0.90%	-0.10%	to	0.30%
2014	185	$19.474	to	$34.416	$5,889	0.83%	0.50% to 0.90%	9.21%	to	9.65%
2013	201	$17.760	to	$31.513	$5,903	0.33%	0.50% to 0.90%	31.10%	to	31.63%

MFS® Growth Series - Initial Class Shares
2017	210	$26.494	to	$51.875	$10,236	0.10%	0.50% to 0.90%	30.23%	to	30.75%
2016	230	$20.263	to	$39.833	$8,620	0.04%	0.50% to 0.90%	1.52%	to	1.93%
2015	251	$19.879	to	$39.235	$9,298	0.16%	0.50% to 0.90%	6.60%	to	7.02%
2014	281	$18.575	to	$36.807	$9,687	0.10%	0.50% to 0.90%	7.97%	to	8.40%
2013	306	$17.135	to	$34.090	$9,778	0.23%	0.50% to 0.90%	35.63%	to	36.17%

MFS® Total Return Series - Initial Class Shares
2017	96	$23.953	to	$40.723	$3,348	2.36%	0.50% to 0.90%	11.30%	to	11.74%
2016	99	$21.437	to	$36.590	$3,123	2.90%	0.50% to 0.90%	8.12%	to	8.55%
2015	106	$19.748	to	$33.843	$3,082	2.61%	0.50% to 0.90%	-1.26%	to	-0.87%
2014	119	$19.921	to	$34.276	$3,528	1.85%	0.50% to 0.90%	7.53%	to	7.96%
2013	130	$18.453	to	$31.877	$3,617	1.78%	0.50% to 0.90%	17.98%	to	18.45%

MFS® Total Return Bond Series - Initial Class Shares
2017	74	$21.188	to	$25.507	$1,812	3.35%	0.50% to 0.90%	3.52%	to	3.94%
2016	76	$20.385	to	$24.615	$1,795	3.49%	0.50% to 0.90%	3.30%	to	3.71%
2015	75	$19.655	to	$23.829	$1,724	3.43%	0.50% to 0.90%	-1.19%	to	-0.80%
2014	89	$19.814	to	$24.117	$2,061	2.96%	0.50% to 0.90%	4.90%	to	5.32%
2013	88	$18.813	to	$22.991	$1,946	1.20%	0.50% to 0.90%	-1.92%	to	-1.53%

MFS® Utilities Series - Initial Class Shares
2017	141	$33.772	to	$72.813	$8,588	4.29%	0.50% to 0.90%	13.81%	to	14.26%
2016	149	$29.557	to	$63.980	$8,056	3.86%	0.50% to 0.90%	10.47%	to	10.92%
2015	159	$26.648	to	$57.915	$7,767	4.22%	0.50% to 0.90%	-15.28%	to	-14.95%
2014	180	$31.331	to	$68.364	$10,382	2.09%	0.50% to 0.90%	11.72%	to	12.17%
2013	196	$27.931	to	$61.190	$10,099	2.23%	0.50% to 0.90%	19.44%	to	19.92%

MFS® Strategic Income Portfolio - Initial Class Shares
2017	49	$22.994	to	$23.553	$1,150	4.69%	0.50% to 0.90%	5.29%	to	5.71%
2016	48	$21.752	to	$22.370	$1,074	3.11%	0.50% to 0.90%	7.27%	to	7.70%
2015	50	$20.197	to	$20.854	$1,029	5.87%	0.50% to 0.90%	-2.73%	to	-2.34%
2014	50	$20.681	to	$21.439	$1,074	3.24%	0.50% to 0.90%	2.35%	to	2.76%
2013	50	$20.126	to	$20.947	$1,049	11.36%	0.50% to 0.90%	0.59%	to	0.99%

American Century VP Capital Appreciation Fund - Class I
2017	88	$30.874	to	$40.995	$3,408	0.00%	0.50% to 0.90%	20.70%	to	21.19%
2016	92	$25.476	to	$33.871	$2,937	0.00%	0.50% to 0.90%	2.30%	to	2.71%
2015	96	$24.803	to	$33.017	$2,997	0.00%	0.50% to 0.90%	1.02%	to	1.42%
2014	103	$24.455	to	$32.594	$3,169	0.00%	0.50% to 0.90%	7.17%	to	7.60%
2013	118	$22.727	to	$30.330	$3,404	0.00%	0.50% to 0.90%	29.75%	to	30.27%

American Century VP International Fund - Class I
2017	159	$19.348	to	$31.359	$4,591	0.89%	0.50% to 0.90%	30.03%	to	30.55%
2016	170	$14.820	to	$24.116	$3,772	1.05%	0.50% to 0.90%	-6.35%	to	-5.97%
2015	172	$15.761	to	$25.750	$4,044	0.37%	0.50% to 0.90%	-0.14%	to	0.25%
2014	178	$15.721	to	$25.787	$4,198	1.66%	0.50% to 0.90%	-6.35%	to	-5.98%
2013	181	$16.720	to	$27.537	$4,568	1.68%	0.50% to 0.90%	21.31%	to	21.80%

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

American Century VP Value Fund - Class I
2017	231	$22.074	to	$31.574	$5,606	1.66%	0.50% to 0.90%	7.77%	to	8.21%
2016	240	$20.482	to	$29.179	$5,411	1.74%	0.50% to 0.90%	19.40%	to	19.88%
2015	259	$17.154	to	$24.340	$4,889	2.13%	0.50% to 0.90%	-4.74%	to	-4.37%
2014	269	$18.008	to	$25.451	$5,320	1.54%	0.50% to 0.90%	12.07%	to	12.52%
2013	285	$16.069	to	$22.620	$5,029	1.66%	0.50% to 0.90%	30.55%	to	31.07%

American Century VP Income & Growth Fund - Class I
2017	83	$16.433	to	$25.070	$1,445	2.38%	0.50% to 0.90%	19.41%	to	19.89%
2016	90	$13.762	to	$20.911	$1,312	2.38%	0.50% to 0.90%	12.46%	to	12.92%
2015	99	$12.237	to	$18.519	$1,279	2.08%	0.50% to 0.90%	-6.47%	to	-6.09%
2014	114	$13.083	to	$19.720	$1,565	2.04%	0.50% to 0.90%	11.50%	to	11.94%
2013	115	$11.734	to	$17.617	$1,420	2.23%	0.50% to 0.90%	34.60%	to	35.14%

American Century VP Ultra® Fund - Class I
2017	52	$31.300	to	$33.187	$1,654	0.36%	0.50% to 0.90%	31.04%	to	31.57%
2016	52	$23.885	to	$25.224	$1,261	0.34%	0.50% to 0.90%	3.51%	to	3.92%
2015	53	$23.075	to	$24.272	$1,247	0.44%	0.50% to 0.90%	5.32%	to	5.74%
2014	55	$21.910	to	$22.954	$1,233	0.37%	0.50% to 0.90%	9.01%	to	9.44%
2013	58	$20.099	to	$20.973	$1,185	0.51%	0.50% to 0.90%	35.85%	to	36.39%

American Century VP Mid Cap Value Fund - Class I
2017	9	$27.221	to	$28.522	$246	1.55%	0.50% to 0.90%	10.69%	to	11.14%
2016	9	$24.591	to	$25.663	$224	1.67%	0.50% to 0.90%	21.76%	to	22.24%
2015	11	$20.197	to	$20.994	$215	1.62%	0.50% to 0.90%	-2.32%	to	-1.92%
2014	13	$20.676	to	$21.406	$262	1.20%	0.50% to 0.90%	15.38%	to	15.84%
2013	12	$17.920	to	$18.478	$215	1.28%	0.50% to 0.90%	28.95%	to	29.47%

American Century VP Inflation Protection Fund - Class II
2017	48	$14.533	to	$15.410	$713	2.64%	0.50% to 0.90%	2.74%	to	3.16%
2016	47	$14.145	to	$14.938	$682	1.81%	0.50% to 0.90%	3.45%	to	3.87%
2015	44	$13.673	to	$14.382	$603	1.91%	0.50% to 0.90%	-3.34%	to	-2.96%
2014	41	$14.146	to	$14.820	$584	1.33%	0.50% to 0.90%	2.37%	to	2.79%
2013	39	$13.818	to	$14.418	$542	1.64%	0.50% to 0.90%	-9.30%	to	-8.94%

Dreyfus Appreciation Portfolio - Initial Shares
2017	140	$24.765	to	$34.884	$4,650	1.34%	0.50% to 0.90%	26.19%	to	26.70%
2016	148	$19.547	to	$27.643	$3,886	1.64%	0.50% to 0.90%	6.94%	to	7.37%
2015	158	$18.206	to	$25.850	$3,883	1.69%	0.50% to 0.90%	-3.34%	to	-2.95%
2014	177	$18.760	to	$26.744	$4,508	1.83%	0.50% to 0.90%	7.12%	to	7.55%
2013	200	$17.443	to	$24.965	$4,759	1.95%	0.50% to 0.90%	20.02%	to	20.50%

Dreyfus Opportunistic Small Cap Portfolio - Initial Shares
2017	218	$23.488	to	$32.555	$6,632	0.00%	0.50% to 0.90%	23.57%	to	24.06%
2016	229	$18.933	to	$26.346	$5,652	0.00%	0.50% to 0.90%	16.02%	to	16.49%
2015	244	$16.253	to	$22.708	$5,176	0.00%	0.50% to 0.90%	-3.15%	to	-2.76%
2014	269	$16.715	to	$23.447	$5,897	0.00%	0.50% to 0.90%	0.68%	to	1.09%
2013	297	$16.535	to	$23.288	$6,499	0.00%	0.50% to 0.90%	47.22%	to	47.81%

Dreyfus Stock Index Fund, Inc. - Initial Shares
2017	570	$25.954	to	$36.883	$20,088	1.71%	0.50% to 0.90%	20.45%	to	20.93%
2016	605	$21.461	to	$30.620	$17,683	2.02%	0.50% to 0.90%	10.71%	to	11.15%
2015	646	$19.308	to	$27.659	$17,003	1.81%	0.50% to 0.90%	0.20%	to	0.60%
2014	706	$19.192	to	$27.604	$18,502	1.75%	0.50% to 0.90%	12.41%	to	12.86%
2013	751	$17.006	to	$24.557	$17,529	1.84%	0.50% to 0.90%	30.84%	to	31.37%

The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares
2017	16	$19.450	to	$61.430	$823	1.14%	0.50% to 0.90%	14.30%	to	14.76%
2016	17	$16.948	to	$53.596	$774	1.31%	0.50% to 0.90%	9.38%	to	9.82%
2015	19	$15.432	to	$48.864	$787	1.05%	0.50% to 0.90%	-4.06%	to	-3.68%
2014	21	$16.021	to	$50.793	$887	1.05%	0.50% to 0.90%	12.44%	to	12.89%
2013	25	$14.192	to	$45.050	$925	1.25%	0.50% to 0.90%	33.14%	to	33.67%

JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares
2017	34	$25.546	to	$40.139	$1,240	0.88%	0.50% to 0.90%	21.24%	to	21.72%
2016	37	$20.987	to	$33.017	$1,088	1.00%	0.50% to 0.90%	9.94%	to	10.38%
2015	41	$19.013	to	$29.948	$1,119	1.13%	0.50% to 0.90%	-0.04%	to	0.36%
2014	44	$18.945	to	$29.878	$1,181	0.92%	0.50% to 0.90%	12.88%	to	13.33%
2013	46	$16.716	to	$26.396	$1,108	1.27%	0.50% to 0.90%	35.00%	to	35.54%

JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares
2017	101	$32.115	to	$46.680	$4,014	0.32%	0.50% to 0.90%	14.20%	to	14.65%
2016	108	$28.011	to	$40.765	$3,737	0.54%	0.50% to 0.90%	19.14%	to	19.61%
2015	116	$23.418	to	$34.123	$3,362	0.14%	0.50% to 0.90%	-6.13%	to	-5.75%
2014	119	$24.847	to	$36.251	$3,670	0.14%	0.50% to 0.90%	8.61%	to	9.05%
2013	122	$22.785	to	$33.285	$3,458	0.57%	0.50% to 0.90%	41.02%	to	41.59%

JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares
2017	54	$41.722	to	$44.237	$2,277	0.79%	0.50% to 0.90%	12.75%	to	13.20%
2016	53	$37.004	to	$39.079	$1,977	0.85%	0.50% to 0.90%	13.67%	to	14.12%
2015	55	$32.555	to	$34.243	$1,803	0.98%	0.50% to 0.90%	-3.53%	to	-3.14%
2014	59	$33.745	to	$35.353	$2,026	0.77%	0.50% to 0.90%	14.08%	to	14.53%
2013	61	$29.581	to	$30.867	$1,834	1.08%	0.50% to 0.90%	31.12%	to	31.64%

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

Franklin Global Real Estate VIP Fund - Class 2
2017	106	$24.962	to	$26.934	$2,689	3.06%	0.50% to 0.90%	9.49%	to	9.93%
2016	106	$22.708	to	$24.533	$2,465	1.19%	0.50% to 0.90%	-0.36%	to	0.04%
2015	108	$22.700	to	$24.554	$2,517	3.21%	0.50% to 0.90%	-0.33%	to	0.07%
2014	113	$22.684	to	$24.568	$2,627	0.45%	0.50% to 0.90%	13.98%	to	14.44%
2013	118	$19.822	to	$21.495	$2,410	4.41%	0.50% to 0.90%	1.40%	to	1.81%

Franklin Small-Mid Cap Growth VIP Fund - Class 2
2017	50	$15.903	to	$23.767	$877	0.00%	0.50% to 0.90%	20.32%	to	20.79%
2016	53	$13.218	to	$19.676	$766	0.00%	0.50% to 0.90%	3.23%	to	3.65%
2015	54	$12.804	to	$18.983	$748	0.00%	0.50% to 0.90%	-3.53%	to	-3.14%
2014	56	$13.272	to	$19.598	$810	0.00%	0.50% to 0.90%	6.51%	to	6.94%
2013	63	$12.461	to	$18.327	$839	0.00%	0.50% to 0.90%	36.92%	to	37.47%

Templeton Developing Markets VIP Fund - Class 2
2017	71	$28.924	to	$37.334	$2,230	0.97%	0.50% to 0.90%	39.15%	to	39.71%
2016	78	$20.786	to	$26.723	$1,756	0.83%	0.50% to 0.90%	16.39%	to	16.86%
2015	81	$17.859	to	$22.868	$1,581	2.04%	0.50% to 0.90%	-20.32%	to	-20.01%
2014	78	$22.414	to	$28.587	$1,898	1.52%	0.50% to 0.90%	-9.21%	to	-8.85%
2013	78	$24.688	to	$31.361	$2,069	2.03%	0.50% to 0.90%	-1.81%	to	-1.42%

Templeton Foreign VIP Fund - Class 2
2017	107	$19.386	to	$38.089	$3,068	2.54%	0.50% to 0.90%	15.65%	to	16.11%
2016	109	$16.696	to	$32.845	$2,688	1.95%	0.50% to 0.90%	6.22%	to	6.64%
2015	112	$15.656	to	$30.838	$2,567	3.19%	0.50% to 0.90%	-7.33%	to	-6.96%
2014	112	$16.827	to	$33.186	$2,775	1.84%	0.50% to 0.90%	-11.93%	to	-11.58%
2013	106	$19.030	to	$37.576	$2,990	2.39%	0.50% to 0.90%	21.87%	to	22.36%

Calamos Growth and Income Portfolio
2017	123	$26.521	to	$32.923	$3,656	0.86%	0.50% to 0.90%	14.48%	to	14.94%
2016	136	$23.074	to	$28.680	$3,522	2.42%	0.50% to 0.90%	5.37%	to	5.79%
2015	141	$21.811	to	$27.144	$3,473	2.71%	0.50% to 0.90%	0.22%	to	0.61%
2014	149	$21.678	to	$27.012	$3,655	0.97%	0.50% to 0.90%	5.89%	to	6.31%
2013	161	$20.391	to	$25.440	$3,725	1.10%	0.50% to 0.90%	15.35%	to	15.82%

Invesco V.I. American Franchise Fund - Series I Shares
2017	63	$9.578	to	$17.447	$658	0.08%	0.50% to 0.90%	26.21%	to	26.70%
2016	61	$7.589	to	$13.770	$503	0.00%	0.50% to 0.90%	1.35%	to	1.76%
2015	61	$7.488	to	$13.532	$500	0.00%	0.50% to 0.90%	4.06%	to	4.49%
2014	71	$7.196	to	$12.951	$551	0.04%	0.50% to 0.90%	7.46%	to	7.90%
2013	72	$6.696	to	$12.003	$529	0.42%	0.50% to 0.90%	38.88%	to	39.44%

Invesco V.I. Technology Fund - Series I Shares
2017	59	$6.225	to	$17.857	$435	0.00%	0.50% to 0.90%	33.93%	to	34.46%
2016	65	$4.648	to	$13.280	$358	0.00%	0.50% to 0.90%	-1.65%	to	-1.26%
2015	74	$4.726	to	$13.449	$412	0.00%	0.50% to 0.90%	5.87%	to	6.28%
2014	80	$4.464	to	$12.654	$423	0.00%	0.50% to 0.90%	10.04%	to	10.50%
2013	86	$4.057	to	$11.451	$408	0.00%	0.50% to 0.90%	24.02%	to	24.52%

Invesco V.I. Core Equity Fund - Series I Shares
2017	102	$13.965	to	$18.526	$1,550	1.03%	0.50% to 0.90%	12.17%	to	12.61%
2016	106	$12.450	to	$16.452	$1,441	0.77%	0.50% to 0.90%	9.27%	to	9.72%
2015	106	$11.394	to	$14.995	$1,321	1.15%	0.50% to 0.90%	-6.61%	to	-6.24%
2014	109	$12.200	to	$15.993	$1,451	0.86%	0.50% to 0.90%	7.18%	to	7.61%
2013	116	$11.383	to	$14.862	$1,452	1.43%	0.50% to 0.90%	28.09%	to	28.60%

Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)
2017	110	$14.752	to	$20.969	$1,763	0.00%	0.50% to 0.90%	21.58%	to	22.06%
2016	114	$12.133	to	$17.179	$1,493	0.00%	0.50% to 0.90%	1.11%	to	1.52%
2015	116	$12.000	to	$16.922	$1,514	0.00%	0.50% to 0.90%	4.42%	to	4.84%
2014	124	$11.492	to	$16.141	$1,548	0.00%	0.50% to 0.90%	6.18%	to	6.61%
2013	139	$10.823	to	$15.140	$1,627	0.00%	0.50% to 0.90%	29.71%	to	30.23%

Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)
2017	82	$27.891	to	$41.788	$2,413	0.00%	0.50% to 0.90%	33.71%	to	34.25%
2016	80	$20.859	to	$31.127	$1,781	0.00%	0.50% to 0.90%	17.95%	to	18.42%
2015	87	$17.685	to	$26.286	$1,649	0.00%	0.50% to 0.90%	8.83%	to	9.27%
2014	95	$16.250	to	$24.056	$1,643	0.00%	0.50% to 0.90%	24.00%	to	24.50%
2013	105	$13.105	to	$19.323	$1,464	0.00%	0.50% to 0.90%	24.36%	to	24.85%

Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)
2017	66	$36.243	to	$38.429	$2,436	0.00%	0.50% to 0.90%	11.06%	to	11.51%
2016	68	$32.633	to	$34.463	$2,255	0.00%	0.50% to 0.90%	12.64%	to	13.09%
2015	68	$28.970	to	$30.473	$2,016	0.00%	0.50% to 0.90%	-4.17%	to	-3.78%
2014	70	$30.230	to	$31.671	$2,152	0.00%	0.50% to 0.90%	4.84%	to	5.26%
2013	70	$28.835	to	$30.089	$2,062	0.00%	0.50% to 0.90%	46.89%	to	47.48%

Fidelity® VIP Contrafund® Portfolio - Service Class 2
2017	59	$19.982	to	$20.853	$1,189	0.79%	0.50% to 0.90%	20.50%	to	20.98%
2016	58	$16.582	to	$17.237	$969	0.66%	0.50% to 0.90%	6.76%	to	7.20%
2015	54	$15.532	to	$16.080	$849	0.82%	0.50% to 0.90%	-0.48%	to	-0.09%
2014	53	$15.607	to	$16.094	$839	0.74%	0.50% to 0.90%	10.65%	to	11.10%
2013	55	$14.105	to	$14.486	$783	0.86%	0.50% to 0.90%	29.78%	to	30.30%

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

Fidelity® VIP Freedom Income Portfolio - Service Class 2
2017	5	$13.533	to	$14.124	$64	1.35%	0.50% to 0.90%	7.39%	to	7.82%
2016	5	$12.602	to	$13.099	$61	1.31%	0.50% to 0.90%	3.24%	to	3.65%
2015	5	$-	to	$12.502	$56	1.62%	0.50% to 0.90%	-1.46%	to	0.00%
2014	5	$12.388	to	$12.774	$57	1.27%	0.50% to 0.90%	2.61%	to	3.02%
2013	5	$12.073	to	$12.399	$56	1.19%	0.50% to 0.90%	4.27%	to	4.68%

Fidelity® VIP Freedom 2010 Portfolio - Service Class 2
2017	0	$15.209	to	$15.873	$3	0.06%	0.50% to 0.90%	11.79%	to	12.24%
2016	10	$13.605	to	$14.142	$133	1.29%	0.50% to 0.90%	4.28%	to	4.70%
2015	10	$-	to	$13.361	$130	1.60%	0.50% to 0.90%	-1.42%	to	0.00%
2014	10	$13.234	to	$13.647	$138	1.41%	0.50% to 0.90%	3.28%	to	3.69%
2013	11	$12.814	to	$13.161	$138	1.72%	0.50% to 0.90%	12.18%	to	12.63%

Fidelity® VIP Freedom 2015 Portfolio - Service Class 2
2017	1	$15.473	to	$16.148	$10	1.14%	0.50% to 0.90%	13.77%	to	14.23%
2016	1	$13.600	to	$14.136	$16	1.06%	0.50% to 0.90%	4.63%	to	5.05%
2015	2	$-	to	$13.312	$32	1.56%	0.50% to 0.90%	-1.40%	to	0.00%
2014	3	$13.182	to	$13.593	$40	1.33%	0.50% to 0.90%	3.52%	to	3.93%
2013	4	$12.734	to	$13.079	$45	0.82%	0.50% to 0.90%	13.08%	to	13.54%

Fidelity® VIP Freedom 2020 Portfolio - Service Class 2
2017	10	$15.434	to	$16.107	$157	1.30%	0.50% to 0.90%	15.22%	to	15.68%
2016	10	$13.395	to	$13.923	$137	1.27%	0.50% to 0.90%	4.85%	to	5.27%
2015	11	$-	to	$13.226	$140	1.60%	0.50% to 0.90%	-1.34%	to	0.00%
2014	11	$12.949	to	$13.353	$142	1.44%	0.50% to 0.90%	3.66%	to	4.08%
2013	11	$12.492	to	$12.830	$138	1.47%	0.50% to 0.90%	14.60%	to	15.06%

Fidelity® VIP Freedom 2025 Portfolio - Service Class 2
2017	8	$16.233	to	$16.941	$127	1.24%	0.50% to 0.90%	16.51%	to	16.99%
2016	8	$13.932	to	$14.481	$114	1.20%	0.50% to 0.90%	5.04%	to	5.45%
2015	9	$13.264	to	$13.732	$126	1.41%	0.50% to 0.90%	-1.40%	to	-1.00%
2014	11	$13.452	to	$13.871	$150	1.53%	0.50% to 0.90%	3.92%	to	4.33%
2013	10	$12.945	to	$13.295	$128	1.65%	0.50% to 0.90%	18.64%	to	19.12%

Fidelity® VIP Freedom 2030 Portfolio - Service Class 2
2017	12	$16.188	to	$16.894	$200	1.20%	0.50% to 0.90%	19.61%	to	20.10%
2016	12	$13.534	to	$14.067	$158	1.20%	0.50% to 0.90%	5.42%	to	5.84%
2015	12	$-	to	$13.291	$160	1.51%	0.50% to 0.90%	-1.42%	to	0.00%
2014	12	$13.023	to	$13.429	$154	1.30%	0.50% to 0.90%	3.81%	to	4.22%
2013	12	$12.545	to	$12.885	$156	1.59%	0.50% to 0.90%	20.32%	to	20.80%

Fidelity® VIP Freedom 2035 Portfolio - Service Class 2
2017	1	$19.132	to	$19.728	$20	1.04%	0.50% to 0.90%	21.97%	to	22.46%
2016	1	$15.685	to	$16.109	$15	1.18%	0.50% to 0.90%	5.57%	to	5.99%
2015	1	$-	to	$14.858	$14	1.43%	0.50% to 0.90%	-1.40%	to	0.00%
2014	1	$15.069	to	$15.353	$13	0.81%	0.50% to 0.90%	3.71%	to	4.13%
2013	1	$14.530	to	$14.744	$19	1.60%	0.50% to 0.90%	23.38%	to	23.88%

Fidelity® VIP Freedom 2040 Portfolio - Service Class 2
2017	1	$19.259	to	$19.859	$23	1.05%	0.50% to 0.90%	22.19%	to	22.68%
2016	1	$15.761	to	$16.187	$15	1.35%	0.50% to 0.90%	5.57%	to	5.99%
2015	1	$-	to	$14.929	$10	1.01%	0.50% to 0.90%	-1.38%	to	0.00%
2014	1	$15.138	to	$15.424	$15	1.46%	0.50% to 0.90%	3.76%	to	4.17%
2013	1	$14.590	to	$14.806	$12	1.64%	0.50% to 0.90%	23.87%	to	24.36%

Fidelity® VIP Freedom 2045 Portfolio - Service Class 2
2017	4	$19.375	to	$19.978	$69	1.08%	0.50% to 0.90%	22.20%	to	22.69%
2016	3	$15.855	to	$16.283	$53	1.28%	0.50% to 0.90%	5.61%	to	6.02%
2015	3	$-	to	$15.013	$40	1.72%	0.50% to 0.90%	-1.42%	to	0.00%
2014	2	$15.230	to	$15.517	$30	2.67%	0.50% to 0.90%	3.74%	to	4.15%
2013	1	$14.681	to	$14.898	$9	1.77%	0.50% to 0.90%	24.64%	to	25.14%

Fidelity® VIP Freedom 2050 Portfolio - Service Class 2
2017	4	$19.409	to	$20.013	$84	1.12%	0.50% to 0.90%	22.20%	to	22.69%
2016	3	$15.883	to	$16.312	$54	1.41%	0.50% to 0.90%	5.61%	to	6.03%
2015	3	$-	to	$15.040	$41	1.41%	0.50% to 0.90%	-1.47%	to	0.00%
2014	2	$15.264	to	$15.552	$38	1.20%	0.50% to 0.90%	3.77%	to	4.19%
2013	2	$14.709	to	$14.926	$34	1.42%	0.50% to 0.90%	25.00%	to	25.50%

TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
2017	1	$12.199	to	$12.479	$11	1.60%	0.50% to 0.90%	9.60%	to	10.03%
2016	1	$11.131	to	$11.341	$9	1.30%	0.50% to 0.90%	5.27%	to	5.69%
2015	2	$-	to	$10.574	$16	1.03%	0.50% to 0.90%	-5.35%	to	0.00%
2014	3	$11.172	to	$11.292	$33	1.00%	0.50% to 0.90%	2.14%	to	2.55%
2013	2	$10.938	to	$11.011	$19	0.84%	0.50% to 0.90%	6.96%	to	7.39%

TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
2017	5	$12.794	to	$13.087	$67	1.64%	0.50% to 0.90%	12.83%	to	13.28%
2016	5	$11.339	to	$11.553	$54	1.57%	0.50% to 0.90%	5.36%	to	5.79%
2015	18	$-	to	$10.921	$194	1.48%	0.50% to 0.90%	-7.20%	to	0.00%
2014	49	$11.597	to	$11.721	$573	0.99%	0.50% to 0.90%	1.89%	to	2.30%
2013	44	$11.382	to	$11.458	$501	0.81%	0.50% to 0.90%	11.39%	to	11.83%

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest	Total Return [d] Lowest to Highest

TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
2017	10	$12.910	to	$13.206	$128	1.64%	0.50% to 0.90%	16.60%	to	17.08%
2016	9	$11.072	to	$11.280	$95	1.92%	0.50% to 0.90%	4.62%	to	5.04%
2015	41	$-	to	$10.739	$429	1.37%	0.50% to 0.90%	-9.95%	to	0.00%
2014	44	$11.753	to	$11.879	$519	0.75%	0.50% to 0.90%	0.40%	to	0.81%
2013	29	$11.706	to	$11.784	$344	1.13%	0.50% to 0.90%	14.92%	to	15.38%

American Funds Global Bond Fund - Class 2[e]
2017	0	$10.109	to	$10.180	$1	1.10%	0.50% to 0.90%	5.90%	to	6.35%
2016	0	$9.546	to	$9.572	$-	0.00%	0.50% to 0.90%	-4.54%	to	-4.28%

American Funds Global Growth Fund - Class 2[e]
2017	2	$13.432	to	$13.522	$33	0.94%	0.50% to 0.90%	30.29%	to	30.82%
2016	1	$10.309	to	$10.336	$11	1.81%	0.50% to 0.90%	3.09%	to	3.36%

American Funds New World Fund - Class 2[e]
2017	1	$13.266	to	$13.355	$17	0.98%	0.50% to 0.90%	28.29%	to	28.80%
2016	0	$10.341	to	$10.369	$1	3.78%	0.50% to 0.90%	3.41%	to	3.69%

American Funds Growth-Income Fund - Class 2[e]
2017	1	$13.111	to	$13.198	$18	2.31%	0.50% to 0.90%	21.29%	to	21.78%
2016	0	$10.809	to	$10.838	$5	8.18%	0.50% to 0.90%	8.09%	to	8.38%

American Funds Capital Income Builder - Class 2[e]
2017	0	$11.144	to	$11.219	$1	3.62%	0.50% to 0.90%	12.03%	to	12.48%
2016	0	$9.948	to	$9.974	$-	0.00%	0.50% to 0.90%	-0.52%	to	-0.26%

American Funds Asset Allocation Fund - Class 2[e]
2017	0	$12.194	to	$12.275	$3	1.77%	0.50% to 0.90%	15.19%	to	15.65%
2016	0	$10.586	to	$10.614	$-	0.00%	0.50% to 0.90%	5.86%	to	6.14%

American Funds Managed Risk Growth Fund - Class P2[e]
2017	1	$12.986	to	$13.072	$10	0.21%	0.50% to 0.90%	24.86%	to	25.37%
2016	0	$10.400	to	$10.427	$4	0.76%	0.50% to 0.90%	4.00%	to	4.27%

American Funds Managed Risk International Fund - Class P2[e]
2017	1	$12.517	to	$12.601	$12	0.40%	0.50% to 0.90%	27.55%	to	28.06%
2016	1	$9.814	to	$9.840	$7	1.22%	0.50% to 0.90%	-1.86%	to	-1.60%

American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2[e]
2017	1	$12.033	to	$12.114	$8	2.01%	0.50% to 0.90%	14.01%	to	14.46%
2016	3	$10.555	to	$10.583	$32	2.29%	0.50% to 0.90%	5.55%	to	5.83%

American Funds Managed Risk Growth-Income Fund - Class P2[e]
2017	0	$12.449	to	$12.532	$-	1.86%	0.50% to 0.90%	19.32%	to	19.79%
2016	3	$10.433	to	$10.461	$29	1.84%	0.50% to 0.90%	4.33%	to	4.61%

American Funds Managed Risk Asset Allocation Fund - Class P2[e]
2017	41	$11.949	to	$12.029	$495	0.77%	0.50% to 0.90%	13.78%	to	14.23%
2016	38	$10.502	to	$10.530	$398	0.37%	0.50% to 0.90%	5.02%	to	5.30%

[a] The lowest to highest unit fair values disclosed herein may or may not have units invested in the respective products as of year end.

[b]   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.  This ratio has been annualized for partial years.

[c]  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[d]  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.   The ratio has not been annualized for partial years.

[e] This portfolio was added effective May 1, 2016.

Report of Independent Registered Public Accounting Firm

The Contract Owners
Kansas City Life Variable Life Separate Account
and
The Board of Directors and Stockholders
Kansas City Life Insurance Company

Opinion on the Financial Statements
We have audited the accompanying statement of net assets of Kansas City Life Variable Life Separate Account (comprised of the individual subaccounts as listed in Note 1 to the financial statements, collectively ("the Accounts")), as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the "financial statements") and the financial highlights in Note 6 for each of the years in the two-year period then ended.  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Accounts as of December 31, 2017, the results of their operations for the year then ended, the changes in net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Accounts' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights.  Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.  We believe that our audits provide a reasonable basis for our opinion.

The Contract Owners
Kansas City Life Variable Life Separate Account
and
The Board of Directors and Stockholders
Kansas City Life Insurance Company

We have served as the Accounts' auditor since 2016.
/s/ BKD, LLP

Kansas City, Missouri
April 27, 2018